                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X

         Pre-Effective Amendment No.
         Post-Effective Amendment No. 39                                      X

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X

         Amendment No. 39                                                     X


                              DELAWARE POOLED TRUST
               (Exact Name of Registrant as Specified in Charter)

   2005 Market Street, Philadelphia, PA 19103-7094                 19103
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code:            (800) 523-1918

   Richelle S. Maestro, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                         February 28, 2002

It is proposed that this filing will become effective:

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 28, 2002 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on [date] pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 39 to Registration File No. 33-40991 includes the following:

1.       Facing Page

2.       Contents Page


3.       Part A -- Prospectuses


4.       Part B -- Statement of Additional Information

5.       Part C -- Other Information

6.       Signatures

                                                     [DELAWARE INVESTMENTS LOGO]








                                                                        DELAWARE
                                                                    POOLED TRUST

                                                   PROSPECTUS February 28,  2002

                              DELAWARE POOLED TRUST


                                   PROSPECTUS
                                FEBRUARY 28, 2002



This Prospectus offers 22 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.



EQUITY ORIENTED                                     FIXED-INCOME ORIENTED
THE LARGE-CAP VALUE EQUITY PORTFOLIO                THE INTERMEDIATE FIXED INCOME PORTFOLIO
THE LARGE-CAP GROWTH EQUITY PORTFOLIO               THE AGGREGATE FIXED INCOME PORTFOLIO
THE FOCUSED VALUE PORTFOLIO                         THE HIGH-YIELD BOND PORTFOLIO
  (formerly The Select Equity Portfolio)            DIVERSIFIED CORE FIXED INCOME PORTFOLIO
THE MID-CAP GROWTH EQUITY PORTFOLIO                 THE GLOBAL FIXED INCOME PORTFOLIO
THE SMALL-CAP VALUE EQUITY PORTFOLIO                THE INTERNATIONAL FIXED INCOME PORTFOLIO
THE SMALL-CAP GROWTH EQUITY PORTFOLIO
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO +
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II ++
THE GLOBAL EQUITY PORTFOLIO
THE INTERNATIONAL EQUITY PORTFOLIO +++
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO     ASSET ALLOCATION
THE EMERGING MARKETS PORTFOLIO                      THE ASSET ALLOCATION PORTFOLIO
THE INTERNATIONAL SMALL-CAP PORTFOLIO
THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO
THE ALL-CAP GROWTH EQUITY PORTFOLIO



+ The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.
++ The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.
+++ The International Equity Portfolio offers two classes of shares. This Prospectus relates only to The International Equity Portfolio Class, which commenced operations on February 4, 1992.



The Asset Allocation Portfolio, a series of Delaware Group Foundation Funds ("Foundation Funds"), is a "fund of funds" mutual fund which invests primarily in several of the Portfolios of the Fund. Although The Asset Allocation Portfolio is technically not a Portfolio of the Fund, all references in this Prospectus to "Portfolio" or the "Fund" shall include The Asset Allocation Portfolio, unless otherwise noted.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE


                                                          PAGE

The Large-Cap Value Equity Portfolio                        4
The Large-Cap Growth Equity Portfolio                       7
The Focused Value  Portfolio                               10
The Mid-Cap Growth Equity Portfolio                        13
The Small-Cap Value Equity Portfolio                       16
The Small-Cap Growth Equity Portfolio                      19
The Real Estate Investment Trust Portfolios                23
The Global Equity Portfolio                                29
The International Equity Portfolio                         33
The Labor Select International Equity Portfolio            37
The Emerging Markets Portfolio                             41
The International Small-Cap Portfolio                      45
The International Large-Cap Equity Portfolio               49
The All-Cap Growth Equity Portfolio                        53
The Intermediate Fixed Income Portfolio                    56
The Aggregate Fixed Income Portfolio                       59
The High-Yield Bond Portfolio                              62
The Diversified Core Fixed Income Portfolio                66
The Global Fixed Income Portfolio                          70
The International Fixed Income Portfolio                   74
The Asset Allocation Portfolio                             78


ADDITIONAL INVESTMENT INFORMATION                          83

Risk Factors                                               89

Management of the Fund                                     96
Shareholder Services                                      102

How to Purchase Shares                                    103
Redemption of Shares                                      106
Valuation of Shares                                       109
Dividends and Capital Gains Distributions                 109
Taxes                                                     110

Financial Highlights                                      111

Appendix A                                                132

PROFILE: THE LARGE-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE LARGE-CAP VALUE EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index (S&P 500 Index) and which, in the investment advisor's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in large-cap equity securities which include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").



We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP VALUE EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the S&P 500 Index. The S&P 500 Index is an index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio)


The Large-Cap Value Equity Portfolio
     1993             19.44%
     1994              3.42%
     1995             34.06%
     1996             20.60%
     1997             30.53%
     1998             11.84%
     1999             -2.06%
     2000             12.86%
     2001             -3.93%



During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 14.92% for the quarter ended June 30, 1997 and its lowest quarterly return was -11.08% for the quarter ended September 30, 2001.



                             AVERAGE ANNUAL RETURNS FOR PERIODS ENDING  12/31/01



                                                                       SINCE
                                                                     INCEPTION
 THE LARGE-CAP VALUE EQUITY PORTFOLIO          1 year    5 years     (2/3/92)
Return before taxes                            -3.93%     9.16%       13.53%
Return after taxes on distributions            -4.59%     6.52%       10.63%
Return after taxes on distributions and
sale of Portfolio shares                       -2.41%     6.67%       10.21%
S&P 500 Index
(reflects no deduction for fees, expenses,
or taxes)                                     -11.89%     10.69%      13.25%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE LARGE-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

 Maximum sales charge (load) imposed                      none
 on purchases as a percentage of
 offering price

 Maximum sales charge (load) imposed                      none
 on reinvested dividends

 Purchase reimbursement fees                              none

 Redemption reimbursement fees                            none

 Exchange fees                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Value Equity Portfolio's assets.


 Investment advisory fees(1)                              0.55%
 Distribution and service (12b-1) fees                    none

 Other expenses(1)                                        0.29%
 Total operating expenses(1)                              0.84%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year           $86
 3 years         $268
 5 years         $466
 10 years      $1,037



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.68%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE:  THE LARGE-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

THE LARGE-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio seeks to achieve its goal by investing primarily in equity securities of large-capitalization companies which we believe present, at the time of purchase, significant long-term earnings growth potential based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. For purposes of this Portfolio, we will generally consider large-capitalization companies to be those that have a market capitalization of $10 billion or more (at the time of purchase).


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

-    a history of high growth in earnings-per-share;
-    projections for high future growth or acceleration in earnings-per-share;
-    a price-to-earnings ratio that is high relative to other stocks; or
-    discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other large-cap funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.



See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP GROWTH EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Large-Cap Growth Equity Portfolio. We show returns before taxes for The Large-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception - with the average annual returns compared to the performance of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.



[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Growth Equity Portfolio)]



               Year-by-year total return (The Large-Cap Growth Equity Portfolio)



The Large-Cap Growth Equity Portfolio

     2001            -26.63%



During the periods illustrated in this bar chart, The Large-Cap Growth Equity Portfolio's highest quarterly return was 13.13% for the quarter ended December 31, 2001 and its lowest quarterly return was -21.13% for the quarter ended September 30, 2001.




                              Average annual returns for periods ending 12/31/01



                                                            Since
                                                          inception
The Large-Cap Growth Equity Portfolio          1 year    (10/31/00)
Return before taxes                           -26.63%     -30.61%
Return after taxes on distributions           -26.74%     -30.75%
Return after taxes on distributions and
sale of Portfolio shares                      -16.22%     -24.40%
Russell 1000 Growth Index
(reflects no deduction for fees, expenses,
or taxes)                                     -20.42%     -30.17%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE LARGE-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

Shareholder fees are fees paid directly from your investment.

 Maximum sales charge (load) imposed                    none
 on purchases as a percentage of
 offering price

 Maximum sales charge (load) imposed                    none
 on reinvested dividends

 Purchase reimbursement fees                            none

 Redemption reimbursement fees                          none

 Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                            0.65%
Distribution and service (12b-1)fees                   none
Other  expenses(1)                                     1.94%
Total operating expenses(1)                            2.59%



THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



 1 year      $262
 3 years     $805
 5 years   $1,375
 10 years  $2,925



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.80% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.00%, 0.80% and 0.80%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE  FOCUSED VALUE PORTFOLIO



WHAT  is THE PORTFOLIO'S  goal?



     THE Focused Value PORTFOLIO SEEKS to provide maximum long-term CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS goal, THERE IS NO ASSURANCE THAT IT WILL.



WHAT ARE THE Portfolio's MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities and has the ability to invest in companies of all market capitalizations. In pursuing the Portfolio's objective, we use a value investment style. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. Generally, the Portfolio will hold only 20 to 40 different stocks.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").



 In making our investment decisions, we analyze stocks using quantitative models that measure their value, earnings expectations and risk characteristics. Among the stocks that we regard as the most favorable investment opportunities based on this quantitative analysis, we apply a bottom-up analysis focusing on the financial condition and relative competitive position of each issuer to choose the stocks which we believe to be undervalued and which we believe have the greatest potential for long-term price appreciation. We will generally sell a stock if it has increased in price to the point where we no longer consider it to be undervalued. We will also consider selling a stock if we identify another investment that we believe has greater return potential based on our investment process.



 The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small capitalization, or "small cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by declines in stock prices, which could be caused by a drop in the stock market, problems in the economy or poor performance of particular companies or industry sectors. In particular, because of the small number of different stocks held by the Portfolio, the effect of a change in the price of any single stock holding may be magnified. Because the Portfolio may be highly concentrated in particular industries or in closely related industries, the Portfolio may be particularly sensitive to changes in economic conditions in those industries. Because the portfolio seeks long-term capital appreciation by investing a portion of its assets in small-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. In addition, high portfolio turnover can result in higher brokerage costs to the Portfolio and in higher net taxable gains for you as an investor.



See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE  FOCUSED VALUE PORTFOLIO PERFORMED?



THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Focused Value Portfolio. We show how returns before taxes for The Focused Value Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 1000 Value Index. Though the Portfolio has been benchmarked against the Russell 3000 Index since inception more than two years ago, we have determined that it would be more appropriate to use the Russell 1000 Value Index going forward. Unlike the Russell 3000 Index, the Russell 1000 Value Index reflects the Portfolio's bias toward value stocks. The Russell 1000 Value Index measures the performance of the companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Focused Value Portfolio. Returns would be lower without the voluntary waiver and payment.



[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Focused Value Portfolio)]



                        YEAR-BY-YEAR TOTAL RETURN (The  Focused Value Portfolio)



  The Focused Value Portfolio

     2000            -9.50%
     2001            -6.70%



During the periods illustrated in this bar chart, The Focused Value Portfolio's highest quarterly return was 10.26% for the quarter ended March 31, 2000 and its lowest quarterly return was -14.80% for the quarter ended September 30, 2001.



                             AVERAGE ANNUAL RETURNS FOR PERIODS ENDING  12/31/01



                                                            Since
                                                          inception
 The Focused Value Portfolio                   1 year     (6/29/99)
Return before taxes                            -6.70%      -4.92%
Return after taxes on distributions            -6.93%      -6.71%
Return after taxes on distributions and
sale of Portfolio shares                       -4.08%      -4.73%
Russell 3000 Index
(reflects no deduction for fees, expenses,
or taxes)                                     -11.46%      -4.56%
Russell 1000 Value Index
(reflects no deduction for fees, expenses,
or taxes)                                      -5.79%      -1.58%



 Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FOCUSED VALUE PORTFOLIO'S FEES AND EXPENSES?


Shareholder fees are fees paid directly from your investment.





Maximum sales charge(load)imposed on                   none
purchases as a percentage of offering price

Maximum sales charge(load)imposed on                   none
reinvested dividends

Purchase reimbursement fees                            none

Redemption reimbursement fees                          none

Exchange fees                                          none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Focused Value Portfolio's assets.



Investment advisory fees(1)                           1.00%
Distribution and service (12b-1)fees                  none
Other expenses(1)                                     0.23%
Total operating expenses(1)                           1.23%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.





1  year            $125
3 years            $390
5 years            $676
10 years         $1,489


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.97% and 1.20%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE MID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE MID-CAP GROWTH EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM CAPITAL GROWTH. CURRENT INCOME IS EXPECTED TO BE INCIDENTAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of U.S. corporations. For purposes of the Portfolio, we will generally consider medium-sized companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (the "80% Policy").


We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.


Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. Effective May 1, 2002, this policy will change such that, under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE MID-CAP GROWTH EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception - with the average annual returns compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)]

                 YEAR-BY-YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio)


The Mid-Cap Growth Equity Portfolio
       1993             12.76%
       1994             -4.01%
       1995             29.69%
       1996             13.40%
       1997             13.00%
       1998             20.14%
       1999             66.98%
       2000             -9.71%
       2001             -13.87%



During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended December 31, 2000.



                             AVERAGE ANNUAL RETURNS FOR PERIODS ENDING  12/31/01



                                                                       SINCE
                                                                     INCEPTION
 THE MID-CAP GROWTH EQUITY PORTFOLIO            1 year   5 years     (2/27/92)
Return before taxes                           -13.87%     12.01%      11.21%
Return after taxes on distributions           -13.87%     4.27%        6.32%
Return after taxes on distributions and
sale of Portfolio shares                       -8.44%     8.22%        8.11%
Russell Midcap Growth Index
(reflects no deduction for fees, expenses,
or taxes)                                     -20.15%     9.01%       11.17%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE MID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

 Maximum sales charge (load) imposed                      none
 on purchases as a percentage of
 offering price

 Maximum sales charge (load) imposed                      none
 on reinvested dividends

 Purchase reimbursement fees                              none

 Redemption reimbursement fees                            none

 Exchange fees                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Mid-Cap Growth Equity Portfolio's assets.


 Investment advisory fees(1)                       0.75%
 Distribution and service (12b-1)fees              none
 Other expenses(1)                                 0.53%
 Total operating expenses(1)                       1.28%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year         $130
 3 years        $405
 5 years        $702
 10 years     $1,545



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.93%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE:    THE SMALL-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE SMALL-CAP VALUE EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in equity securities of small capitalization companies which, at the time of purchase, generally have market capitalizations of between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value or long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Under normal market conditions, the Portfolio intends to invest at least 65% of its net assets in equity securities issued by small-cap companies. Equity securities for this purpose, include, among others, common stock, securities convertible into common stock, warrants and preferred stock.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy").



The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 25% of its net assets (up to 20% of its net assets effective May 1, 2002) in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. High-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.


For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher rated debt securities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP VALUE EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Value Equity Portfolio. We show how returns before taxes for The Small-Cap Value Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Value Equity Portfolio)]

                             TOTAL RETURN (The Small-Cap Value Equity Portfolio)


   The Small-Cap Value Equity
           Portfolio
     2000            18.09%
     2001            11.44%



During the period illustrated in this bar chart, The Small-Cap Value Equity Portfolio's highest quarterly return was 16.21% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.43% for the quarter ended September 30, 2001.



                             AVERAGE ANNUAL RETURNS FOR PERIODS ENDING  12/31/01



                                                            SINCE
                                                          INCEPTION
 THE SMALL-CAP VALUE EQUITY PORTFOLIO          1 year     (3/29/99)
Return before taxes                            11.44%      12.14%
Return after taxes on distributions            10.02%      10.87%
Return after taxes on distributions and
sale of Portfolio shares                       7.92%        9.37%
Russell 2000 Value Index
(reflects no deduction for fees, expenses,
or taxes)                                      14.03%      16.60%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE SMALL-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

 Maximum sales charge (load) imposed                  none
 on purchases as a percentage of
 offering price

 Maximum sales charge (load) imposed                  none
 on reinvested dividends

 Purchase reimbursement fees                          none

 Redemption reimbursement fees                        none

 Exchange fees                                        none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Value Equity Portfolio's assets.


 Investment advisory fees(1)                              0.75%
 Distribution and service (12b-1) fees                    None
 Other expenses(1)                                        0.20%
 Total operating expenses(1)                              0.95%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year         $97
 3 years       $303
 5 years       $525
 10 years    $1,166



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.69% and 0.89%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE SMALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

   THE SMALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.


The Portfolio has adopted two new policies that will become effective on May 1, 2002. One new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (the "80% Policy"). The second new policy is that, under normal market conditions, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.


The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earning ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.


At no time will the investments of the Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets. Effective May 1, 2002, this policy will be eliminated.


The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

               YEAR-BY-YEAR TOTAL RETURN (The Small-Cap Growth Equity Portfolio)

        The Small-Cap Growth Equity Portfolio


           1999                       60.53%
           2000                       -6.14%
           2001                      -16.83%



During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio `s highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was -27.33% for the quarter ended September 30, 2001.




                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                    SINCE INCEPTION
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                                            1 year               (9/15/98)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                               -16.83%               16.91%
Return after taxes on distributions                                               -16.83%               15.56%
Return after taxes on distributions and sale of Portfolio shares                  -10.25%               13.36%
Russell 2000 Growth Index
(reflects no deduction for fees, expenses, or taxes)                              -9.23%                 6.98%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE SMALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price                     none
Maximum sales charge (load) imposed on
reinvested dividends                                            none
Purchase reimbursement fees                                     none
Redemption reimbursement fees                                   none
Exchange fees                                                   none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                                       0.75%
Distribution and service (12b-1) fees                             none
Other expenses(1)                                                 0.17%
Total operating expenses(1)                                       0.92%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year                 $94
 3 years               $293
 5 years               $509
 10 years            $1,131



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.72% and 0.89%, respectively.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II


WHAT ARE EACH PORTFOLIO'S GOALS?

      EACH PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, WITH CAPITAL APPRECIATION AS A SECONDARY OBJECTIVE. ALTHOUGH EACH PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOALS, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE EACH PORTFOLIO'S MAIN INVESTMENT STRATEGIES? Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts (REITs). The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of its overall assets and subject the Portfolios to greater risks.


Each Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of REITs (the "80% Policy").


Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk" and "Additional Investment Information - Real Estate Investment Trusts (REITs)."

Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.






Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN EACH PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.



See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.





You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception -- with average annual total returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio)]


    YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio Class)



         The Real Estate Investment Trust Portfolio Class



              1996                              41.81%
              1997                              31.34%
              1998                             -12.09%
              1999                              -2.57%
              2000                              32.83%
              2001                               8.80%



During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio Class' highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.



                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                                    SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO                                        1 YEAR            5 YEARS            (12/6/95)
--------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                8.80%             10.21%             15.49%
Return after taxes on distributions                                                6.47%             7.57%              12.46%
Return after taxes on distributions and sale of Portfolio shares                   5.95%             7.09%              11.45%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)                              13.93%             6.38%              10.71%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST Portfolio Class' FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.


Maximum sales charge (load) imposed on purchases as a                   none
percentage of offering price
Maximum sales charge (load) imposed on
reinvested dividends                                                    none
Purchase reimbursement fees                                             none
Redemption reimbursement fees                                           none
Exchange fees                                                           none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio Class' assets.



 Investment advisory fees                                        0.75%
 Distribution and service (12b-1) fees                           none
 Other expenses                                                  0.35%
 Total operating  expenses(1)                                    1.10%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year                         $112
 3 years                        $350
 5 years                        $606
 10 years                     $1,340



(1) Effective March 1, 2002, Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.15% of average daily net assets.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past four calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]



       YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)

         The Real Estate Investment Trust Portfolio II


             1998                           -12.97%
             1999                           - 1.89%
             2000                            33.12%
             2001                             9.41%


During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 13.57% for the quarter ended June 30, 2000 and its lowest quarterly return was -9.37% for the quarter ended September 30, 1998.




                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                    SINCE INCEPTION
 THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II                                     1 YEAR              (11/4/97)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                9.41%                 6.37%
Return after taxes on distributions                                                7.84%                 4.47%
Return after taxes on distributions and sale of Portfolio shares                   5.76%                 4.10%
NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)                              13.93%                 4.14%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on                                   none
purchases as a percentage of offering price
Maximum sales charge (load) imposed on reinvested dividends              none
Purchase reimbursement fees                                              none
Redemption reimbursement fees                                            none
Exchange fees                                                            none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio II's assets.


 Investment advisory fees(1)                                       0.75%
 Distribution and service (12b-1) fees                             none
 Other expenses(1)                                                 0.15%
 Total operating expenses(1)                                       0.90%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year              $92
 3 years             $287
 5 years             $498
 10 years            $1,108



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.70% and 0.85%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE:   THE GLOBAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

      THE GLOBAL EQUITY PORTFOLIO SEEKS LONG-TERM GROWTH WITHOUT UNDUE RISK TO PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests, under normal circumstances, at least 65% of its total assets in equity securities of issuers located throughout the world. The securities selected for the Portfolio will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.






The Portfolio may invest of up to 35% of its assets in fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity or short-term investments. The Portfolio has adopted an amendment to this policy, effective May 1, 2002, such that the Portfolio may invest up to 20% of its net assets in fixed income securities. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S.

companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.






You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE GLOBAL EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Global Equity Portfolio. We show how returns before taxes for The Global Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Stock Index. The Morgan Stanley Capital International World Stock Index is an international index that includes stocks traded in Europe, Australasia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Equity Portfolio)]


                         YEAR-BY-YEAR TOTAL RETURN (The Global Equity Portfolio)

       The Global Equity Portfolio


        1998                 11.15%
        1999                  5.34%
        2000                  0.24%
        2001                 -9.36%



During the periods illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 12.51% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.84% for the quarter ended September 30, 2001.



                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                    SINCE INCEPTION
THE GLOBAL EQUITY PORTFOLIO                                                       1 YEAR               (10/15/97)
Return before taxes                                                               -9.36%                 1.14%
Return after taxes on distributions                                               -9.90%                 0.07%
Return after taxes on distributions and sale of Portfolio shares                  -5.71%                 0.48%
Morgan Stanley Capital International World Stock Index
(reflects no deduction for fees, expenses, or taxes)                              -21.45%                3.52%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE GLOBAL EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price                     none
Maximum sales charge (load) imposed on
reinvested dividends                                            none
Purchase reimbursement fees(1)                                  0.40%
Redemption reimbursement fees(1)                                0.30%
Exchange fees                                                   none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Global Equity Portfolio's assets.


 Investment advisory fees(2)                                      0.75%
 Distribution and service (12b-1) fees                            None
 Other expenses(2)                                                0.34%
 Total operating expenses(2)                                      1.09%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                    ASSUMES               ASSUMES NO
                  REDEMPTION(4)          REDEMPTION(4)
 1 year              $  182                  $ 151
 3 years             $  419                  $ 385
 5 years             $  675                  $ 638
 10 years            $1,407                 $1,363



(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.



(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.62% and 0.96%, respectively.


(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (2).

(4)      Current reimbursement fees described in footnote (1) apply.

PROFILE:   THE INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

      THE INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily, under normal market conditions, at least 65% of its total assets in equity securities of companies located outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.






You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception-- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio) ]

                  YEAR-BY-YEAR TOTAL RETURN (The International Equity Portfolio)

      The International Equity Portfolio


          1993                   29.72%
          1994                    3.59%
          1995                   13.02%
          1996                   20.35%
          1997                    5.13%
          1998                   10.01%
          1999                   17.41%
          2000                    0.49%
          2001                   -9.88%



During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.44% for the quarter ended September 30, 2001.




                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                                   SINCE INCEPTION
THE INTERNATIONAL EQUITY PORTFOLIO                                              1 year           5 years              (2/4/92)
----------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                            - 9.88%            4.22%                 8.47%
Return after taxes on distributions                                            -10.50%            2.38%                 6.81%
Return after taxes on distributions and sale of Portfolio shares               - 5.85%            3.01%                 6.52%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                           -21.45%            0.89%                 4.72%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on                          none
purchases as a  percentage of offering price
Maximum sales charge (load) imposed on
reinvested dividends                                            none
Purchase reimbursement fees                                     none
Redemption reimbursement fees                                   none
Exchange fees                                                   none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Equity Portfolio's assets.


 Investment advisory  fees                                       0.75%
 Distribution and service (12b-1) fees                           none
 Other  expenses                                                 0.20%
 Total operating  expenses                                       0.95%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(1) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year                         $97
 3 years                       $303
 5 years                       $525
 10 years                    $1,166



(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE: THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

      THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio, under normal market conditions, will primarily invest at least 65% of its total assets in equity securities of companies located outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.





Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.






You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past six calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)]

     YEAR-BY-YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)

          The Labor Select International Equity Portfolio


              1996                              22.08%
              1997                              10.83%
              1998                              11.90%
              1999                              10.56%
              2000                               3.99%
              2001                             -10.73%



During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 13.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.29% for the quarter ended September 30, 2001.




                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                                    SINCE INCEPTION
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO                                    1 year           5 years           (12/19/95)
Return before taxes                                                               -10.73%            4.94%               8.03%
Return after taxes on distributions                                               -11.54%            3.34%               6.39%
Return after taxes on distributions and sale of Portfolio shares                  -6.20%             3.63%               6.15%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                              -21.45%            0.89%               1.73%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on                 none
purchases as a  percentage of offering price
Maximum sales charge (load) imposed on                 none
reinvested dividends
Purchase reimbursement fees                            none
Redemption reimbursement fees                          none
Exchange fees                                          none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Labor Select International Equity Portfolio's assets.


 Investment advisory fees(1)                                     0.75%
 Distribution and service (12b-1) fees                           none
 Other expenses(1)                                               0.23%
 Total operating expenses(1)                                     0.98%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year              $  100
 3 years             $  312
 5 years             $  542
 10 years            $1,201



(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.73% and 0.96%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

PROFILE:   THE EMERGING MARKETS PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

      THE EMERGING MARKETS PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in emerging countries. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants issued by companies located or operating in emerging countries. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (the "80% Policy").


The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Columbia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.





You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE EMERGING MARKETS PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Equity Index. The Morgan Stanley Capital International Emerging Markets Free Equity Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets Portfolio)]

                      YEAR-BY-YEAR TOTAL RETURN (The Emerging Markets Portfolio)

          The Emerging Markets Portfolio

           1998                     -34.88%
           1999                      62.01%
           2000                     -23.33%

           2001                       6.06%


During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01





THE EMERGING MARKETS PORTFOLIO                                             1 year         SINCE INCEPTION (4/14/97)
------------------------------                                             ------         -------------------------
Return before taxes                                                        6.06%                    -5.36%
Return after taxes on distributions                                        5.08%                    -6.11%
Return after taxes on distributions and sale of Portfolio shares           3.79%                    -4.55%
Morgan Stanley Capital International Emerging Markets Free Equity Index
(reflects no deduction for fees, expenses, or taxes)                      -2.39%                    -7.61%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE EMERGING MARKETS PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
  purchases as a percentage of offering price                              none
Maximum sales charge (load) imposed on
  reinvested dividends                                                     none
Purchase reimbursement fees(1)                                             0.75%
Redemption reimbursement fees(1)                                           0.75%
Exchange fees                                                              none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Emerging Markets Portfolio's assets.


Investment advisory fees(2)                                                1.00%
Distribution and service (12b-1) fees                                      none
Other expenses(2)                                                          0.23%
Total operating expenses(2)                                                1.23%



THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                 Assumes redemption(4)       Assumes no redemption(4)
                 -------------------         ------------------------
 1 year                 $  277                    $  199
 3 years                $  546                    $  462
 5 years                $  835                    $  746
 10 years               $1,660                    $1,552


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.


(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.


(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

(4)  Current reimbursement fees described in footnote(1) apply.

PROFILE:  THE INTERNATIONAL SMALL-CAP PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

     THE INTERNATIONAL SMALL-CAP PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. The Portfolio invests primarily, under normal circumstances, at least 65% of its total assets in issuers located outside of the United States. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of small-capitalization companies (the "80% Policy").


By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio will invest primarily in the securities of foreign companies.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.


For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?


Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.



See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.






You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL SMALL-CAP PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Small-Cap Portfolio. We show how returns before taxes for The International Small-Cap Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Salomon Smith Barney Extended Market Index (ex-U.S.). The Salomon Smith Barney Extended Market Index represents the bottom 20% of the cumulative available market capital of the Salomon Smith Barney Broad Market Index, which represents the universe of institutionally available global securities. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Small-Cap Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Small-Cap Portfolio)]


               YEAR-BY-YEAR TOTAL RETURN (The International Small-Cap Portfolio)


             The International Small-Cap Portfolio

             2000                           -2.14%

             2001                           -5.89%



During the period illustrated in this bar chart, The International Small-Cap Portfolio's highest quarterly return was 7.35% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.68% for the quarter ended September 30, 2001.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01


THE INTERNATIONAL SMALL-CAP PORTFOLIO                                    1 year         SINCE INCEPTION (7/20/99)
-------------------------------------                                    ------         -------------------------
Return before taxes                                                      -5.89%                   -1.74%
Return after taxes on distributions                                      -6.98%                   -3.67%
Return after taxes on distributions and sale of Portfolio shares         -3.17%                   -2.05%
Salomon Smith Barney Extended Market Index (ex-U.S.)
(reflects no deduction for fees, expenses, or taxes)                     -15.69%                  -7.14%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL SMALL-CAP PORTFOLIO'S FEES AND EXPENSES?

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
  purchases as a percentage of offering price                              none
Maximum sales charge (load) imposed on
  reinvested dividends                                                     none
Purchase reimbursement fees(1)                                             0.55%
Redemption reimbursement fees(1)                                           0.45%
Exchange fees                                                              none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Small-Cap Portfolio's assets.


Investment advisory fees(2)                                                1.00%
Distribution and service (12b-1) fees                                      none
Other expenses(2)                                                          0.27%
Total operating expenses(2)                                                1.27%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                      Assumes redemption(4)    Assumes no redemption(4)
                      ---------------------    ------------------------
 1 year                       $  230                    $  184
 3 years                      $  506                    $  456
 5 years                      $  802                    $  748
 10 years                     $1,645                    $1,580



(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.



(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating would have been 0.93% and 1.20%, respectively.


(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote(2).

(4)  Current reimbursement fees described in footnote(1) apply.

PROFILE:    THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

     THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily, under normal market conditions, at least 65% of its total assets in issuers located outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (the "80% Policy").


Equity securities in which the Portfolio may invest include, but are not limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.





You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Large-Cap Equity Portfolio. We show how returns before taxes for The International Large-Cap Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Index. The Morgan Stanley Capital International EAFE Index is an international index including stocks trading on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Large-Cap Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If those fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The International Large-Cap Equity Portfolio)]


        YEAR-BY-YEAR TOTAL RETURN (The International Large-Cap Equity Portfolio)


         The International Large-Cap Equity Portfolio

             2000                           - 2.05%

             2001                           -14.24%



During the period illustrated in this bar chart, The International Large-Cap Equity Portfolio's highest quarterly return was 7.54% for the quarter ended December 31, 2001 and its lowest quarterly return was -12.85% for the quarter ended September 30, 2001.



                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO                             1 year         SINCE INCEPTION (12/14/99)
--------------------------------------------                             ------         --------------------------
Return before taxes                                                      -14.24%                   -5.91%
Return after taxes on distributions                                      -15.14%                   -6.89%
Return after taxes on distributions and sale of Portfolio shares          -8.60%                   -5.19%
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                     -21.45%                  -17.84%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
  purchases as a percentage of offering price                              none
Maximum sales charge (load) imposed on
  reinvested dividends                                                     none
Purchase reimbursement fees(1)                                             0.45%
Redemption reimbursement fees(1)                                           0.35%
Exchange fees                                                              none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Large-Cap Equity Portfolio's assets.


Investment advisory fees(2)                                                0.75%
Distribution and service (12b-1) fees                                      none
Other expenses(2)                                                          0.21%
Total operating expenses(2)                                                0.96%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


                     Assumes            Assumes no
                     Redemption(4)      Redemption(4)
                     -------------      -------------
 1 year                 $  179          $  143
 3 years                $  389          $  349
 5 years                $  616          $  574
 10 years               $1,270          $1,218



(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Large-Cap Equity Portfolio, with the concurrence of the investment advisor, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.



(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.


(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (2).

(4)  Current reimbursement fees described in footnote (1) apply.

PROFILE:  THE ALL-CAP GROWTH EQUITY PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

THE ALL-CAP GROWTH EQUITY PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

-     a history of high growth in earnings-per-share;

-     projections for high future growth or acceleration in earnings-per-share;

-     a price-to-earnings ratio that is low relative to other stocks; or

-     discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by changes in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE ALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?



This bar chart and table can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show returns before taxes for The All-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.



[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The All-Cap Growth Equity Portfolio)]



                              TOTAL RETURN (The All-Cap Growth Equity Portfolio)



      The All-Cap Growth Equity Portfolio



         2001                   -23.82%



During the period illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.96% for the quarter ended March 31, 2001.



                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                    SINCE INCEPTION
THE ALL-CAP GROWTH EQUITY PORTFOLIO                                   1 YEAR           (3/31/00)
-----------------------------------                                   ------           ---------
Return before taxes                                                   -23.82%           -23.28%
Return after taxes on distributions                                   -23.82%           -23.28%
Return after taxes on distributions and sale of Portfolio shares      -14.51%           -18.23%
Russell 3000 Growth Index
(reflects no deduction for fees, expenses, or taxes)                  -21.45%           -20.05%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE ALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of
offering price                                                              none

Maximum sales charge (load) imposed on reinvested dividends                 none

Purchase reimbursement fees                                                 none

Redemption reimbursement fees                                               none

Exchange fees                                                               none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The All-Cap Growth Equity Portfolio's assets.


Investment advisory fees(1)                                     0.75%
Distribution and service (12b-1) fees                           none
Other  expenses(1)                                              0.18%
Total operating expenses(1)                                     0.93%



THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.



1 year          $   95
3 years         $  296
5 years         $  515
10 years        $1,143



----------


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.71% and 0.89%, respectively.






(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote(1).

PROFILE: THE INTERMEDIATE FIXED INCOME PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

      THE INTERMEDIATE FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Intermediate Government/Credit Index.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy).



The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.


Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERMEDIATE FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past five calendar years, as well as average annual returns for one year, five years and since inception -- with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)]

             YEAR-BY-YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio


          1997                     7.37%
          1998                     7.07%
          1999                     0.46%
          2000                    10.60%
          2001                     8.48%



During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -0.72% for the quarter ended June 30, 1999.





                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                    SINCE INCEPTION
THE INTERMEDIATE FIXED INCOME PORTFOLIO                                1 YEAR         5 YEARS          (3/12/96)
---------------------------------------                                ------         -------          ---------
Return before taxes                                                    8.48%           6.74%             6.62%
Return after taxes on distributions                                    6.00%           4.08%             3.98%
Return after taxes on distributions and sale of Portfolio shares       5.12%           4.05%             3.96%
Lehman Brothers Intermediate Government/Credit Index
(reflects no deduction for fees, expenses, or taxes)                   8.98%           7.09%             6.52%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERMEDIATE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of
offering price                                                              none

Maximum sales charge (load) imposed on reinvested dividends                 none

Purchase reimbursement fees                                                 none

Redemption reimbursement fees                                               none

Exchange fees                                                               none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Intermediate Fixed Income Portfolio's assets.


Investment advisory fees(1)                              0.40%
Distribution and service (12b-1) fees                    none
Other expenses(1)                                        0.15%
Total operating expenses(1)                              0.55%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $ 56
 3 years           $176
 5 years           $307
 10 years          $689



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.53%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote(1).

PROFILE: THE AGGREGATE FIXED INCOME PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

      THE AGGREGATE FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 300%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE AGGREGATE FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Aggregate Fixed Income Portfolio. We show how returns before taxes for The Aggregate Fixed Income Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Aggregate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Aggregate Fixed Income Portfolio)]

                YEAR-BY-YEAR TOTAL RETURN (The Aggregate Fixed Income Portfolio)

     The Aggregate Fixed Income Portfolio


         1998                    8.58%
         1999                   -2.55%
         2000                   11.02%
         2001                    5.06%



During the periods illustrated in this bar chart, The Aggregate Fixed Income Portfolio's highest quarterly return was 4.81% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.24% for the quarter ended June 30, 2001.





                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                    SINCE INCEPTION
THE AGGREGATE FIXED INCOME PORTFOLIO                                  1 YEAR          (12/29/97)
------------------------------------                                  ------          ----------
Return before taxes                                                    5.06%             5.39%
Return after taxes on distributions                                    0.60%             2.85%
Return after taxes on distributions and sale of Portfolio shares       3.06%             3.07%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                   8.42%             6.86%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE AGGREGATE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage
of offering price                                                           none

Maximum sales charge (load) imposed on reinvested dividends                 none

Purchase reimbursement fees                                                 none

Redemption reimbursement fees                                               none

Exchange fees                                                               none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Aggregate Fixed Income Portfolio's assets.


Investment advisory fees(1)                              0.40%
Distribution and service (12b-1) fees                    none
Other expenses(1)                                        0.14%
Total operating expenses(1)                              0.54%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $ 55
 3 years           $173
 5 years           $302
 10 years          $677



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.39% and 0.53%, respectively.



(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE HIGH-YIELD BOND PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

      THE HIGH-YIELD BOND PORTFOLIO SEEKS HIGH TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, that we judge to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in high yield fixed income securities (the "80% Policy"). High yield fixed income securities, or high yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality (which may be more speculative in nature than rated bonds). The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.


From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE HIGH-YIELD BOND PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past five calendar years, as well as average annual returns for one and five years and since inception--with average annual returns compared to the performance of the Salomon Smith Barney High-Yield Cash Pay Index. The Salomon Smith Barney High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11 bankruptcy, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]

                       YEAR-BY-YEAR TOTAL RETURN (The High-Yield Bond Portfolio)

    The High-Yield Bond Portfolio


       1997              18.14%
       1998               1.75%
       1999               4.20%
       2000              -4.68%
       2001              -1.01%



During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 6.98% for the quarter ended December 31, 2001 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.





                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                   SINCE INCEPTION
THE HIGH-YIELD BOND PORTFOLIO                                         1 YEAR         5 YEARS          (12/2/96)
-----------------------------                                         ------         -------          ---------
Return before taxes                                                   -1.01%           3.40%             3.60%
Return after taxes on distributions                                   -4.90%          -1.16%            -0.97%
Return after taxes on distributions and sale of Portfolio shares      -0.63%           0.57%             0.75%
Salomon Smith Barney High-Yield Cash Pay Index
(reflects no deduction for fees, expenses, or taxes)                   6.93%           4.00%             4.09%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE HIGH-YIELD BOND PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage of
offering price                                                              none

Maximum sales charge (load) imposed on reinvested dividends                 none

Purchase reimbursement fees                                                 none

Redemption reimbursement fees                                               none

Exchange fees                                                               none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The High-Yield Bond Portfolio's assets.


Investment advisory fees(1)                                0.45%
Distribution and service (12b-1) fees                      none
Other expenses(1)                                          0.34%
Total operating expenses(1)                                0.79%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $ 81
 3 years           $252
 5 years           $439
 10 years          $978



----------


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.25% and 0.59%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

      THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN, CONSISTENT WITH REASONABLE RISK. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector.


The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

- U.S. INVESTMENT GRADE SECTOR Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

      The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

      Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

- U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

      The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

- INTERNATIONAL SECTOR Under normal circumstances, between 5% and 20% of the Portfolio's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.




The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets. In addition, the Portfolio may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.





An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Diversified Core Fixed Income Portfolio. We show how returns before taxes for The Diversified Core Fixed Income Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Diversified Core Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Diversified Core Fixed Income Portfolio)]

         YEAR-BY-YEAR TOTAL RETURN (The Diversified Core Fixed Income Portfolio)

     The Diversified Core Fixed Income Portfolio


           1998                       10.28%
           1999                        1.60%
           2000                        1.60%
           2001                        8.33%



During the periods illustrated in this bar chart, The Diversified Core Fixed Income Portfolio's highest quarterly return was 4.69% for the quarter ended December 31, 2000 and its lowest quarterly return was -0.45% for the quarter ended June 30, 2001.




                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                    SINCE INCEPTION
THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO                           1 YEAR          (12/29/97)
-------------------------------------------                           ------          ----------
Return before taxes                                                    8.33%             8.18%
Return after taxes on distributions                                    4.51%              4.97%
Return after taxes on distributions and sale of Portfolio shares       5.46%             5.01%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                   8.42%             6.86%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a percentage
of offering price                                                           none

Maximum sales charge (load) imposed on reinvested dividends                 none

Purchase reimbursement fees                                                 none

Redemption reimbursement fees                                               none

Exchange fees                                                               none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Diversified Core Fixed Income Portfolio's assets.


 Investment advisory fees(1)                                0.43%
 Distribution and service (12b-1) fees                      none
 Other expenses(1)                                          0.19%
 Total operating expenses(1)                                0.62%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $ 63
 3 years           $199
 5 years           $346
 10 years          $774



----------


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.38% and 0.57%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE GLOBAL FIXED INCOME PORTFOLIO


WHAT IS THE PORTFOLIO'S GOAL?

      THE GLOBAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in issuers located throughout the world. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE GLOBAL FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception --with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   YEAR-BY-YEAR TOTAL RETURN (The Global Fixed Income Portfolio)

   The Global Fixed Income Portfolio


        1993                 19.16%
        1994                  1.24%
        1995                 18.96%
        1996                 14.96%
        1997                  1.73%
        1998                  8.68%
        1999                 -4.05%
        2000                  2.29%
        2001                 -0.20%



During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 9.07% for the quarter ended December 31, 2000 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.





                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



                                                                                                   SINCE INCEPTION
THE GLOBAL FIXED INCOME PORTFOLIO                                    1 YEAR          5 YEARS         (11/30/92)
---------------------------------                                    ------          -------         ----------
Return before taxes                                                   -0.20%           1.61%             6.72%
Return after taxes on distributions                                   -0.20%           0.25%             4.12%
Return after taxes on distributions and sale of Portfolio shares      -0.12%           0.63%             4.14%
Salomon Smith Barney World Government Bond Index
(reflects no deduction for fees, expenses, or taxes)                  -1.00%           2.16%             4.58%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE GLOBAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from you investment.

Maximum sales charge (load) imposed on purchases as                        none
a percentage of offering price

Maximum sales charge (load) imposed on reinvested                          none
dividends

Purchase reimbursement fees none Redemption reimbursement fees             none

Exchange fees                                                              none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Global Fixed Income Portfolio's assets.


Investment advisory fees(1)                                              0.50%
Distribution and service (12b-1) fees                                    none
Other expenses(1)                                                        0.20%
Total operating expenses(1)                                              0.70%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $ 72
 3 years           $224
 5 years           $390
 10 years          $871



---------------


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.60%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

Profile: The International Fixed Income Portfolio

WHAT IS THE PORTFOLIO'S GOAL?

     THE INTERNATIONAL FIXED INCOME PORTFOLIO SEEKS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. The Portfolio invests primarily, under normal circumstances, at least 65% of its assets in issuers located outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (the "80% Policy").


Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.



The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL FIXED INCOME PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index. The Salomon Smith Barney Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            YEAR-BY-YEAR TOTAL RETURN (The International Fixed Income Portfolio)

   The International Fixed Income Portfolio


         1998                    9.68%
         1999                   -5.04%
         2000                   -1.61%
         2001                   -1.76%


During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 8.62% for the quarter ended December 31, 2000 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.



                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01


THE INTERNATIONAL FIXED INCOME PORTFOLIO                                        1 year    SINCE INCEPTION (4/11/97)
-------------------------------------------------------------------------------------------------------------------
Return before taxes                                                             -1.76%               0.96%
Return after taxes on distributions                                             -1.76%              -0.32%
Return after taxes on distributions and sale of Portfolio shares                -1.07%               0.16%
Salomon Smith Barney Non-U.S. World Government Bond Index
(reflects no deduction for fees, expenses, or taxes)                            -3.55%               1.37%



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES? SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as                        none
a percentage of offering price

Maximum sales charge (load) imposed on reinvested                          none
dividends

Purchase reimbursement fees                                                none

Redemption reimbursement fees                                              none

Exchange fees                                                              none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Fixed Income Portfolio's assets.

Investment advisory fees(1)                                             0.50%
Distribution and service (12b-1) fees                                   none
Other expenses(1)                                                       0.19%
Total operating expenses(1)                                             0.69%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 1 year          $ 70
 3 years         $221
 5 years         $384
 10 years        $859


(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.41% and 0.60%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote (1).

Profile: The Asset Allocation Portfolio

WHAT ARE THE PORTFOLIO'S GOALS?

     THE ASSET ALLOCATION PORTFOLIO SEEKS CAPITAL APPRECIATION WITH CURRENT INCOME AS A SECONDARY OBJECTIVE. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOALS, THERE IS NO ASSURANCE THAT IT WILL.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed-income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objectives through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objectives. The Portfolio may invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).

The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this Prospectus. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

    ASSET CLASS                         PORTFOLIO OF THE FUND
    -----------                         ---------------------
U.S. Equity                   The Large-Cap Value Equity Portfolio
                              The Large-Cap Growth Equity Portfolio
                              The Focused Value Portfolio
                              The Mid-Cap Growth Equity Portfolio
                              The Small-Cap Value Equity Portfolio
                              The Small-Cap Growth Equity Portfolio
                              The Real Estate Investment Trust Portfolio
                              The Real Estate Investment Trust Portfolio II
                              The All-Cap Growth Equity Portfolio

International Equity          The Emerging Markets Portfolio
                              The Global Equity Portfolio
                              The International Equity Portfolio
                              The International Large-Cap Equity Portfolio
                              The Labor Select International Equity Portfolio
                              The International Small-Cap Portfolio

Fixed Income                  The Aggregate Fixed Income Portfolio
                              The Diversified Core Fixed Income Portfolio
                              The Intermediate Fixed Income Portfolio
                              The Global Fixed Income Portfolio
                              The High-Yield Bond Portfolio
                              The International Fixed Income Portfolio


The percentage ranges targeted for the Portfolio by broad asset class are set forth below. The percentage ranges applicable to each asset class may be changed from time to time without the approval of shareholders.

        ASSET CLASS           PERCENTAGE RANGES OF INVESTMENT IN ASSET CLASSES
        -----------           ------------------------------------------------
U.S. Equity                                        30% - 70%
International Equity                                5% - 30%
Fixed Income                                       20% - 65%
Cash                                                0% - 35%

The Portfolio will generally be invested in at least three Portfolios of the Fund, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested.

The Portfolio may, to the extent consistent with its investment objectives, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to help protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.

The Portfolio, to the extent consistent with its investment objective, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high-yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as our allocation among those Portfolios of the Fund. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.




You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

WHAT ARE THE ASSET ALLOCATION PORTFOLIO'S FEES AND EXPENSES?
SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as                        none
a percentage of  offering price

Maximum sales charge (load) imposed on reinvested                          none
dividends

Purchase reimbursement fees none Redemption reimbursement fees             none

Exchange fees                                                              none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Asset Allocation Portfolio's assets.

Investment Advisory fees(1)                                               0.05%
Distribution and service (12b-1) fees                                     none
Other expenses(1/2)                                                       0.23%
Total operating expenses(1)                                               0.28%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 1 year          $29
 3 years         $90

THIS EXAMPLE is calculated based on the same hypothetical investment of $10,000 with an annual 5% return over the time shown as used above, and assuming the estimated total operating expenses of The Asset Allocation Portfolio noted above, but also assuming the estimated average aggregate total operating expenses of the Portfolios of the Fund described below. (4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 1 year            $103
 3 years           $322



----------------


(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2002 in order to prevent total direct operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive and pay were deducted, investment advisory fees, other expenses and total operating expenses are expected to be 0.00%, 0.15% and 0.15%, respectively.


(2)  Other expenses are based on estimated amounts for the current fiscal year.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote(1).

(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolios' total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote(1), but does assume the voluntary expense caps of the other Portfolios of the Fund.

The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the shares of the other Portfolios of the Fund purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund (including any voluntary expense caps) are estimated to be 0.73%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Mid-Cap Growth Equity Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio - 15%; The High-Yield Bond Portfolio - 10%; and The Aggregate Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may invest in a broad selection of securities consistent with their respective investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.


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SECURITIES                                               HOW WE USE THEM
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COMMON STOCKS: Securities that represent shares of       The Large-Cap Value Equity, The Large-Cap Growth Equity, The
ownership in a corporation. Stockholders participate     Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value
in the corporation's profits and losses indirectly, as   Equity, The Small-Cap Growth Equity, The Real Estate Investment
the value of a corporation's shares tends to change as   Trust, The Real Estate Investment Trust II, The Global Equity, The
the corporation's earnings fluctuate.                    International Equity, The Labor Select International Equity, The
                                                         Emerging Markets, The International Small-Cap, The International
                                                         Large-Cap Equity, The All-Cap Growth Equity and The Asset
                                                         Allocation Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.
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CORPORATE BONDS: Debt obligations issued by a            The Intermediate Fixed Income and The Aggregate
corporation.                                             Fixed Income Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least BBB by
                                                         S&P or Baa by Moody's), or deemed equivalent. The Global Fixed
                                                         Income Portfolio may invest in foreign and U.S. corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The International Fixed Income
                                                         Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The High-Yield Bond Portfolio will focus its investments on corporate bonds rated at least B- by S&P or B3 by Moody's. The
                                                         Diversified Core Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its U.S.
                                                         Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S.
                                                         High-Yield Sector and International Sector. Up to 35% of The
                                                         Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies. The Small-Cap
                                                         Growth Equity Portfolio may invest up to 35% of its assets in debt securities, all of which must be rated within the four highest categories or deemed to be of comparable quality. The Small-Cap
                                                         Value Equity Portfolio may invest up to 25% of its net assets in corporate bonds rated B or below when the investment  advisor believes that capital appreciation from those securities is likely.
                                                         Debt securities may be acquired by The  All-Cap Growth Equity and
                                                         The Asset Allocation Portfolios and those securities may be rated below investment grade or, unrated. In the case of The  All-Cap
                                                         Growth Equity  Portfolio, investments in such securities that are rated below investment grade or unrated will be limited to no more than 5% of its assets. The Global Equity Portfolio may invest up to
                                                         35% of its assets in corporate bonds rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality. The International Small-Cap Portfolio may invest up to 15%
                                                         of its net assets in fixed-income securities some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade, or unrated. The International
                                                         Equity, The Labor Select International Equity and The International
                                                         Large-Cap Equity Portfolios may invest up to 15% of their assets in foreign debt instruments when attractive opportunities are
                                                         available.   Effective May 1, 2002, The Small-Cap Value Equity, The
                                                         Small-Cap Growth Equity, and The Global Equity Portfolios will each limit investments in the debt securities described herein to 20% of net assets.
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SECURITIES                                               HOW WE USE THEM
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CONVERTIBLE SECURITIES: Usually preferred stocks or      The Large-Cap Growth Equity, The  Focused Value, The Small-Cap
corporate bonds that can be exchanged for a set number   Value Equity, The Small-Cap Growth Equity, The International
of shares of common stock at a predetermined price.      Equity, The International Small-Cap, The International Large-Cap
These securities offer higher appreciation potential     Equity, The All-Cap Growth Equity, The High-Yield Bond and The
than nonconvertible bonds and greater income potential   Asset Allocation Portfolios may invest a portion of their assets in
than nonconvertible preferred stocks.                    convertible securities in any industry, and The Real Estate
                                                         Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. Convertible securities acquired by The  Focused Value, The Small-Cap Value
                                                         Equity, The Real Estate Investment Trust, The International
                                                         Small-Cap, The High-Yield Bond and The Asset Allocation Portfolios
                                                         may be rated below investment grade or unrated.   The Real Estate
                                                         Investment Trust, The Emerging Markets, The International
                                                         Small-Cap, The High-Yield Bond and The Asset Allocation Portfolios
                                                         may invest in convertible preferred stocks that offer various yield, dividend or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred
                                                         Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable
                                                         Increased Dividend Equity Securities) and DECS (Dividend Enhanced
                                                         Convertible Securities).
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MORTGAGE-BACKED SECURITIES: Fixed-income securities      The Intermediate Fixed Income, The Aggregate Fixed Income, The
that represent pools of mortgages, with investors        Diversified Core Fixed Income, The Global Fixed Income, The Real
receiving principal and interest payments as the         Estate Investment Trust and The Asset Allocation Portfolios may
underlying mortgage loans are paid back. Many are        invest in mortgage-backed securities issued or guaranteed by the
issued and guaranteed against default by the U.S.        U.S. government, its agencies or instrumentalities or by government
government or its agencies or instrumentalities, such    sponsored corporations. For The Intermediate Fixed Income and The
as the Federal Home Loan Mortgage Corporation, the       Aggregate Fixed Income Portfolios, all securities will be rated
Fannie Mae and the Government National Mortgage          investment grade at the time of purchase.
Association. Others are issued by private financial
institutions, with some fully collateralized by
certificates issued or guaranteed by the government or
its agencies or instrumentalities.
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COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL      The Intermediate Fixed Income, The Aggregate Fixed Income, The
ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): CMOs are   Diversified Core Fixed Income, The Global Fixed Income, The Real
privately issued mortgage-backed bonds whose             Estate Investment Trust and The Asset Allocation Portfolios may
underlying value is the mortgages that are collected     invest in CMOs and REMICs. Certain CMOs and REMICs may have
into different pools according to their maturity. They   variable or floating interest rates and others may be stripped.
are issued by U.S. government agencies and private       Stripped mortgage securities are generally considered illiquid and
issuers. REMICs are privately issued mortgage-backed     to such extent, together with any other illiquid investments, will
bonds whose underlying value is a fixed pool of          not exceed that Portfolio's limit on illiquid securities. In
mortgages secured by an interest in real property.       addition, subject to certain quality  and collateral limitations,
Like CMOs, REMICs offer different pools.                 The Intermediate Fixed Income, The Aggregate Fixed Income, The
                                                         Diversified Core Fixed Income and The Asset Allocation Portfolios
                                                         may each invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities.
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ASSET-BACKED SECURITIES: Bonds or notes backed by        The Intermediate Fixed Income, The Aggregate Fixed Income, The
accounts receivables, including home equity,             Diversified Core Fixed Income and The Asset Allocation Portfolios
automobile or credit loans.                              may invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.
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REAL ESTATE INVESTMENT TRUSTS (REITS): REITs are         The Real Estate Investment Trust Portfolios may invest without
pooled investment vehicles which invest primarily in     limitation in shares of REITs. The  Focused Value, The Small-Cap
income-producing real estate or real estate related      Value Equity, The International Small-Cap  and The Asset Allocation
loans or interests. REITs are generally classified as    Portfolios may also invest in REITs consistent with their
equity REITs, mortgage REITs or a combination of         investment objectives and policies.
equity and mortgage REITs. Equity REITs invest the
majority of their assets directly in real property and
derive income primarily from the collection of rents.
Equity REITs can also realize capital gains by selling
properties that have appreciated in value. Mortgage
REITs invest the majority of their assets in real
estate mortgages and derive income from the collection
of interest payments.
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SECURITIES                                               HOW WE USE THEM
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U.S. GOVERNMENT SECURITIES: U.S. Treasury securities     Each Portfolio may invest in U.S. government securities for
are backed by the "full faith and credit" of the         temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by        investment objectives and policies.  These securities are issued or
federal agencies and U.S. government sponsored           guaranteed as to the payment of principal and interest by the U.S.
instrumentalities may or may not be backed by the        government, or by various agencies or instrumentalities which have
"full faith and credit" of the United States. In the     been established or sponsored by the U.S. government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.
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FOREIGN GOVERNMENT SECURITIES:  Debt issued by a         Foreign government securities purchased by The Global Fixed Income
government other than the United States or by an         and The International Fixed Income Portfolios will generally be
agency, instrumentality or political subdivision of      rated in one of the top two rating categories or, if unrated,
such governments.                                        deemed to be of comparable quality.  However, each such Portfolio may invest up to 5% of its assets in fixed-income securities rated, or comparable to securities rated, below BBB.  The fixed-income securities in which The Global Equity Portfolio, The International
                                                         Equity Portfolio, The Labor Select International Equity Portfolio,
                                                         The Emerging Markets Portfolio, The International Small-Cap
                                                         Portfolio, The International Large-Cap Equity Portfolio, The
                                                         Diversified Core Fixed Income Portfolio and The Asset Allocation
                                                         Portfolio may invest include those issued by foreign governments.
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REPURCHASE AGREEMENTS: An agreement between a buyer,     While each Portfolio is permitted to do so, it normally does not
such as a Portfolio, and a seller of securities in       invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back       for temporary defensive purposes.  In order to enter into these
within a specified time at the same price the buyer      repurchase agreements, a Portfolio must have collateral of at least
paid for them, plus an amount equal to an agreed upon    102% of the repurchase price.  Each Portfolio will only enter into
interest rate. Repurchase agreements are often viewed    repurchase agreements in which the collateral is composed of U.S.
as equivalent to cash.                                   government securities.  The Large-Cap Value Equity, The Mid-Cap
                                                         Growth Equity, The International Equity, The Intermediate Fixed
                                                         Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days.  The Large-Cap Growth Equity, The  Focused
                                                         Value, The Small-Cap Growth Equity, The Small-Cap Value Equity, The
                                                         Real Estate Investment Trust, The Global Equity, The Labor Select
                                                         International Equity, The Emerging Markets, The International
                                                         Small-Cap, The International Large-Cap Equity, The All-Cap Growth
                                                         Equity, The Aggregate Fixed Income, The High-Yield Bond, The
                                                         International Fixed Income and The Asset Allocation Portfolios may
                                                         invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.
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RESTRICTED SECURITIES: Privately placed securities       Each Portfolio may invest in restricted securities, including
whose resale is restricted under securities law.         securities eligible for resale without registration pursuant to
                                                         Rule 144A under the Securities Act of 1933. To the extent
                                                         restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities" below.
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ILLIQUID SECURITIES: Securities that do not have a       The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
ready market, and cannot be easily sold within seven     International Equity, The Intermediate Fixed Income and The Global
days at approximately the price that the Fund has        Fixed Income Portfolios may invest no more than 10% of net assets
valued them. Illiquid securities include repurchase      in illiquid securities. The Large-Cap Growth Equity, The  Focused
agreements maturing in more than seven days.             Value, The Small-Cap Value Equity, The Small-Cap Growth Equity, The
                                                         Real Estate Investment Trust, The Global Equity, The Labor Select
                                                         International Equity, The Emerging Markets, The International
                                                         Small-Cap, The International Large-Cap Equity, The All-Cap Growth
                                                         Equity, The Aggregate Fixed Income, The High-Yield Bond, The
                                                         International Fixed Income and The Asset Allocation Portfolios may
                                                         invest no more than 15% of net assets in illiquid securities.
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SECURITIES                                               HOW WE USE THEM
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SHORT-TERM DEBT INVESTMENTS: These instruments include   Each Portfolio may invest in these instruments either as a means to
(1) time deposits, certificates of deposit and bankers   achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2)        defensive investments or pending investment in the Portfolio's
commercial paper of the highest quality rating; (3)      principal investment securities.  When investing all or a
short-term debt obligations with the highest quality     significant portion of a Portfolio's assets in these instruments, a
rating; (4) U.S. government securities; and (5)          Portfolio may not be able to achieve its investment objective.
repurchase agreements collateralized by those
instruments.
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TIME DEPOSITS: Time deposits are non-negotiable          Time deposits maturing in more than seven days will not be
deposits maintained in a banking institution for a       purchased by any of the following Portfolios, and  time deposits
specified period of time at a stated interest rate.      maturing from two business days through seven calendar days will not exceed 10% of the total assets of The Large-Cap Value Equity,
                                                         The Mid-Cap Growth Equity, The International Equity, The
                                                         Intermediate Fixed Income and The Global Fixed Income Portfolios;
                                                         and 15% of the total assets of The Large-Cap Growth Equity, The
                                                         Focused Value, The Small-Cap Value Equity, The Small-Cap  Growth
                                                         Equity, The Real Estate Investment Trust, The Global Equity, The
                                                         Labor Select International Equity,  The Emerging Markets, The
                                                         International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The Aggregate Fixed Income, The High-Yield
                                                         Bond, The Diversified Core Fixed Income, The International Fixed
                                                         Income and The Asset Allocation Portfolios.
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WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES: In these    Each Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment     delivery basis. The Portfolios may not enter into when-issued
and delivery taking place in the future in order to      commitments exceeding in the aggregate 15% of the market value of
secure what is considered to be an advantageous yield    the Portfolio's total assets less liabilities other than the
or price at the time of the transaction. The payment     obligations created by these commitments. Each Portfolio will
obligations and the interest rates that will be          designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a Portfolio enters   obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
Portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.
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SECURITIES LENDING: These transactions involve the       Each Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by a Portfolio to qualified     brokers/dealers or institutional investors.  These transactions, if
dealers and investors for their use relating to          any, will generate additional income for the Portfolios.
short-sales or other securities transactions.
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INVESTMENT COMPANY SECURITIES:  Investment company       The Asset Allocation Portfolio operates as a "fund of funds" and
securities issued by registered or unregistered          its assets will consist largely of investments that it makes in
domestic or foreign investment companies.                other investment companies, consistent with the 1940 Act
                                                         requirements. These investments involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.
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BORROWING FROM BANKS:  The Portfolios may have           Each Portfolio may borrow money as a temporary measure or to
pre-existing arrangements with banks that permit them    facilitate redemptions. No Portfolio has the intention of
to borrow money from time to time.                       increasing its net income through borrowing.
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ZERO COUPON AND PAY-IN-KIND BONDS: Zero coupon bonds     The Emerging Markets Portfolio may invest up to 35% and The
are debt obligations which do not entitle the holder     International Small-Cap Portfolio may invest up to 15% of its
to any periodic payments of interest prior to maturity   respective net assets in fixed-income securities, including zero
or a specified date when the securities begin paying     coupon bonds. The High-Yield Bond Portfolio may also purchase zero
current interest, and therefore are issued and traded    coupon bonds and PIK bonds, although it generally does not purchase
at a discount from their face amounts or par value.      a substantial amount of these bonds. The Diversified Core Fixed
Pay-in-kind ("PIK") bonds pay interest through the       Income Portfolio may also purchase these securities consistent with
issuance to holders of additional securities.            its investment objective.
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SECURITIES                                               HOW WE USE THEM
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AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN            The Large-Cap Value Equity, The Large-Cap Growth Equity, The
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY        Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value
RECEIPTS (GDRS):  ADRs are receipts issued by a U.S.     Equity, The Small-Cap Growth Equity, The Real Estate Investment
depositary (usually a U.S. bank) and EDRs and GDRs are   Trust, The Global Equity, The International Equity, The Labor
receipts issued by a depositary outside of the U.S.      Select International Equity, The Emerging Markets, The
(usually a non-U.S. bank or trust company or a foreign   International Small-Cap, The International Large-Cap Equity, The
branch of a U.S. bank).  Depositary receipts represent   All-Cap Growth Equity, The Diversified Core Fixed Income, The
an ownership interest in an underlying security that     Global Fixed Income, The International Fixed Income and The Asset
is held by the depositary.  Generally, the underlying    Allocation Portfolios may invest in sponsored and unsponsored
security represented by an ADR is issued by a foreign    ADRs.  Such ADRs that The Large-Cap Value Equity, The Large-Cap
issuer and the underlying security represented by an     Growth Equity, The  Focused Value, The Mid-Cap Growth Equity, The
EDR or GDR may be issued by a foreign or U.S. issuer.    Small-Cap Value Equity, The Small-Cap Growth Equity, The Real
Sponsored depositary receipts are issued jointly by      Estate Investment Trust, The Diversified Core Fixed Income and The
the issuer of the underlying security and the            Asset Allocation Portfolios may invest in will be those that are
depositary, and unsponsored depositary receipts are      actively traded in the United States.
issued by the depositary without the participation of
the issuer of the underlying security.  Generally, the   In conjunction with their investments in foreign securities, The
holder of the depositary receipt is entitled to all      Focused Value, The Global Equity, The International Equity, The
payments of interest, dividends or capital gains that    Labor Select International Equity, The Emerging Markets, The
are made on the underlying security.                     International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The Diversified Core Fixed Income, The
                                                         Global Fixed Income, The International Fixed Income and The Asset
                                                         Allocation Portfolios may also invest in sponsored and unsponsored
                                                         EDRs and GDRs. In addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10%
                                                         limit on investments in foreign securities.
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BRADY BONDS: These are debt securities issued under      The Diversified Core Fixed Income, The Global Fixed Income, The
the framework of the Brady Plan, an initiative           International Fixed Income, The Emerging Markets, The International
announced by the U.S. Treasury Secretary Nicholas F.     Small-Cap and The Asset Allocation Portfolios may invest in Brady
Brady in 1989, as a mechanism for debtor nations to      Bonds consistent with their respective investment objectives. We
restructure their outstanding external indebtedness      believe that economic reforms undertaken by countries in connection
(generally, commercial bank debt).                       with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.
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SECURITIES                                               HOW WE USE THEM
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FUTURES AND OPTIONS: A futures contract is a bilateral   The  Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value
agreement providing for the purchase and sale of a       Equity, The Small-Cap Growth Equity, The Real Estate Investment
specified type and amount of a financial instrument,     Trust, The Global Equity, The Emerging Markets, The International
or for the making and acceptance of a cash settlement,   Small-Cap, The International Large-Cap Equity, The All-Cap Growth
at a stated time in the future for a fixed price. A      Equity, The Intermediate Fixed Income, The Aggregate Fixed Income,
call option is a short-term contract pursuant to which   The Diversified Core Fixed Income and The Asset Allocation
the purchaser of the call option, in return for the      Portfolios may invest in futures, options and closing transactions
premium paid, has the right to buy the security or       related thereto. These activities will not be entered into for
other financial instrument underlying the option at a    speculative purposes, but rather for hedging purposes and to
specified exercise price at any time during the term     facilitate the ability to quickly deploy into the market a
of the option. A put option is a similar contract        Portfolio's cash, short-term debt securities and other money market
which gives the purchaser of the put option, in return   instruments at times when the Portfolio's assets are not fully
for a premium, the right to sell the underlying          invested.  A Portfolio may only enter into these transactions for
security or other financial instrument at a specified    hedging purposes if it is consistent with its respective investment
price during the term of the option.                     objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolio's assets, or 20% of The Real Estate Investment Trust Portfolio's total assets. In addition, The Global Equity, The Emerging Markets, The
                                                         International Large-Cap Equity, The Diversified Core Fixed Income,
                                                         The International Fixed Income and The Asset Allocation Portfolios
                                                         may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also "Foreign Currency Transactions" below.
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FOREIGN CURRENCY TRANSACTIONS: Several Portfolios will   Although The Global Equity, The International Equity, The Labor
invest in securities of foreign issuers and may hold     Select International Equity, The Emerging Markets, The
foreign currency. In addition, several Portfolios may    International Small-Cap, The International Large-Cap Equity, The
enter into contracts to purchase or sell foreign         Global Fixed Income, The International Fixed Income, The
currencies at a future date (i.e., a "forward foreign    Diversified Core Fixed Income, The Small-Cap Value Equity, The
currency" contract or "forward" contract). A forward     Small-Cap Growth Equity, The Real Estate Investment Trust, The
contract involves an obligation to purchase or sell a    All-Cap Growth Equity, The High-Yield Bond and The Asset Allocation
specific currency at a future date, which may be any     Portfolios value their assets daily in terms of U.S. dollars, they
fixed number of days from the date of the contract,      do not intend to convert their holdings of foreign currencies into
agreed upon by the parties, at a price set at the time   U.S. dollars on a daily basis. A Portfolio may, however, from time
of the contract. A Portfolio may enter into forward      to time, purchase or sell foreign currencies and/or engage in
contracts to "lock-in" the price of a security it has    forward foreign currency transactions in order to expedite
agreed to purchase or sell, in terms of U.S. dollars     settlement of Portfolio transactions and to minimize currency value
or other currencies in which the transaction will be     fluctuations.
consummated.
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INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS:  In an       The Intermediate Fixed Income, The Aggregate Fixed Income and The
interest rate swap, a fund receives payment from         Diversified Core Fixed Income Portfolios may use interest rate
another party based on a floating interest rate in       swaps to adjust each Portfolio's sensitivity to interest rates by
return for making payments based on a fixed interest     changing its duration.  We may also use interest rate swaps to
rate.  An interest rate swap can also work in reverse,   hedge against changes in interest rates.  We use index swaps to
with a fund receiving payments based on a fixed          gain exposure to markets that the Portfolios invest in, such as the
interest rate and making payments based on a floating    corporate bond market.  We may also use index swaps as a substitute
interest rate.  In an index swap, a fund receives        for futures, options or forward contracts if such contracts are not
gains or incurs losses based on the total return of an   directly available to the Portfolios on favorable terms.
index, in exchange for making fixed or floating
interest rate payments to another party.                 Interest rate swaps and index swaps will be considered illiquid securities.
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RISK FACTORS

      An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.


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Risks                                                    How we strive to manage them
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Market Risk is the risk that all or a majority of the    The value of each Portfolio's holdings, whether equity or fixed
securities in a certain market - like the stock or       income in orientation, fluctuates in response to events affecting
bond market - will decline in value because of factors   markets.  In a declining market environment, the value of the
such as economic conditions, future expectations or      Portfolios' securities will generally decline as well.  We
investor confidence.                                     maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period
Index swaps are subject to the same market risks as      of time regardless of these interim market fluctuations.
the investment market or sector that the index           Generally, we do not try to predict overall market movements or
represents.  Depending on the actual movements of the    trade for short-term purposes.
index and how well the portfolio manager forecasts
those movements, a fund could experience a higher or     In evaluating the use of an index swap for The  Intermediate
lower return than anticipated.                           Fixed Income, The Aggregate Fixed Income and The Diversified Core
                                                         Fixed Income Portfolios, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent.  When selecting dealers with whom we would make interest rate or index swap agreements for these Portfolios, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.
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Industry and Security Risk is the risk that the value    The Real Estate Investment Trust Portfolios concentrate their
of securities in a particular industry or the value of   investments in the real estate industry.  As a consequence, the
an individual stock or bond will decline because of      net asset value of each Portfolio can be expected to fluctuate in
changing expectations for the performance of that        light of the factors affecting that industry, and may fluctuate
industry or for the individual company issuing the       more widely than a portfolio that invests in a broader range of
stock or bond.  Portfolios that concentrate their        industries.  Each Real Estate Investment Trust Portfolio may be
investments in a particular industry or individual       more susceptible to any single economic, political or regulatory
security are considered to be subject to greater risks   occurrence affecting the real estate industry.
than Portfolios that are not concentrated.
                                                          The Focused Value Portfolio  may invest more than 25% of its net assets  in any one industry, and may also, from time to time, be highly concentrated in closely related industries.  As a result, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence affecting a particular
                                                         industry or closely related industries.

                                                         With the exception of The Real Estate Investment Trust
                                                         Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                         Portfolio's investment objective.  To seek to reduce these risks for all Portfolios, we limit investments in any individual security and we follow a rigorous selection process before choosing securities for the Portfolios.
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Risks                                                    How we strive to manage them
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Interest Rate Risk is the risk that securities,          The Portfolios, especially those that invest significantly in
particularly bonds with longer maturities, will          fixed-income securities, are subject to various interest rate
decrease in value if interest rates rise and increase    risks depending upon their investment objectives and policies.
in value if interest rates fall.  Investments in         We cannot eliminate that risk, but we do try to address it by
equity securities issued by small and medium sized       monitoring economic conditions, especially interest rate trends
companies, which often borrow money to finance           and their potential impact on the Portfolios. The Portfolios do
operations, may also be adversely affected by rising     not try to increase returns on their investments in debt
interest rates.                                          securities by predicting and aggressively capitalizing on
                                                         interest rate movements.  The Intermediate Fixed Income and The
Swaps may be particularly sensitive to interest rate     Aggregate Fixed Income Portfolios seek to maintain as the core of
changes.  Depending on the actual movements of           their investment portfolios, short and intermediate-term debt
interest rates and how well the portfolio manager        securities (under ten years).  The Global Fixed Income and The
anticipates them, a portfolio could experience a         International Fixed Income Portfolios anticipate that average
higher or lower return than anticipated.  For example,   weighted maturity will be in the five-to-ten year range, with a
if a portfolio  holds interest rate swaps and is         possible shift beyond ten years in a declining interest rate
required to make payments based on variable interest     environment and a possible shortening below five years in a
rates, it will have to make increased payments if        rising interest rate environment.
interest rates rise, which will not necessarily be
offset by the fixed-rate payments it is entitled to      The High-Yield Bond Portfolio, by investing primarily in bonds
receive under the swap agreement.                        rated B- or higher by S& P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risks.  See "Lower Rated
                                                         Fixed-Income Securities" below.  The Real Estate Investment
                                                         Trust Portfolios, by investing primarily in securities of real estate investment trusts, and the other Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each
                                                         Portfolio's investments in real estate investment trusts can be expected to rise.  Conversely, when interest rates rise, the value of each Portfolio's investments in real estate investment trusts holding fixed rate obligations can be expected to
                                                         decline.  However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed-income obligations.

                                                         The Intermediate Fixed Income, The Aggregate Fixed Income and
                                                         The Diversified Core Fixed Income Portfolios, by investing in swaps, are subject to additional interest rate risk.  The
                                                         Portfolios will not invest in interest rate or index swaps with maturities of more than two years.  Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

                                                         The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
                                                         Small-Cap Growth Equity, The International Small-Cap and The
                                                         All-Cap Growth Equity Portfolios and, to a lesser extent, The
                                                         Focused Value Portfolio, invest in small or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and
                                                         operations.  The potential impact that rising interest rates might have on a
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Risks                                                    How we strive to manage them
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                                                         stock is taken into consideration before a stock is purchased.

Foreign Risk is the risk that foreign securities may     The Global Equity, The International Equity, The Labor Select
be adversely affected by political instability,          International Equity, The Emerging Markets, The International
changes in currency exchange rates, foreign economic     Small-Cap, The International Large-Cap Equity, The Global Fixed
conditions or inadequate regulatory and accounting       Income and The International Fixed Income Portfolios will invest
standards. In addition, there is the possibility of      in securities of foreign issuers, which normally are denominated
expropriation, nationalization or confiscatory           in foreign currencies, and may hold foreign currencies
taxation, taxation of income earned in foreign nations   directly.   The Small-Cap Growth Equity, The Real Estate
or other taxes imposed with  respect to investments in   Investment Trust, The All-Cap Growth Equity and The High-Yield
foreign nations, foreign exchange controls, which may    Bond Portfolios may invest up to 10% of their respective total
include suspension of the ability to transfer currency   assets; The Large-Cap Growth Equity and The Diversified Core
from a given country, and default in foreign             Fixed Income Portfolios may invest up to 20% of their total
government securities.  As a result of these factors,    assets; and The Small-Cap Value Equity Portfolio may invest up to
foreign securities markets may be less liquid and more   25% of its assets in foreign securities.  The  Focused Value and
volatile than U.S. markets and the Portfolios may        The Mid-Cap Growth Equity Portfolios typically invest only a
experience difficulties and delays in converting         small portion of their assets in foreign securities, usually
foreign currencies back into U.S. dollars.  Such         through depositary receipts denominated in U.S. dollars and
events may cause the value of certain foreign            traded on a U.S. exchange.  The Asset Allocation Portfolio, to
securities to fluctuate widely and may make it           the extent consistent with its investment objective, may also
difficult to accurately value foreign securities.        purchase foreign securities. For those Portfolios investing primarily in foreign securities, we attempt to reduce the risks
Several European countries began participating in the    presented by such investments by conducting world-wide
European Economic and Monetary Union, which has          fundamental research with an emphasis on company visits.  In
established a common currency for participating          addition, we monitor current economic and market conditions and
countries. This currency is commonly known as the        trends, the political and regulatory environment and the value of
"Euro."  The long-term consequences of the Euro          currencies in different countries in an effort to identify the
conversion for foreign exchange rates, interest rates    most attractive countries and securities.  Additionally, when
and the value of European securities in which the        currencies appear significantly overvalued compared to average
Portfolios may invest are unclear.  The consequences     real exchange rates, a Portfolio may hedge exposure to those
may adversely affect the value and/or increase the       currencies for defensive purposes.
volatility of securities held by the Portfolios.
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Currency Risk is the risk that the value of an           The Portfolios described above that are subject to foreign risk
investment may be negatively affected by changes in      may be affected by changes in currency rates and exchange control
foreign currency exchange rates.  Adverse changes in     regulations and may incur costs in connection with conversions
exchange rates may reduce or eliminate any gains         between currencies.  To hedge this currency risk associated with
produced by investments that are denominated in          investments in non-U.S. dollar denominated securities, the
foreign currencies and may increase losses.              Portfolios that focus on global and international investments may invest in forward foreign currency contracts.  Those activities pose special risks which do not typically arise in connection with investments in U.S. securities.  In addition, The Global
                                                         Equity, The Emerging Markets, The International Small-Cap, The
                                                         International Large-Cap Equity, The Diversified Core Fixed
                                                         Income, The International Fixed  Income and The Asset Allocation
                                                         Portfolios may engage in foreign currency options and futures transactions.
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Risks                                                    How we strive to manage them
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Emerging Markets Risk is the possibility that the        The Emerging Markets Portfolio focuses its investments on
risks associated with international investing will be    companies in these markets and The Global Equity, The
greater in emerging markets than in more developed       International Equity, The Labor Select International Equity, The
foreign markets because, among other things, emerging    International Small-Cap, The International Large-Cap Equity, The
markets may have less stable political and economic      Global Fixed Income, The International Fixed Income, The Real
environments. In addition, in many emerging markets,     Estate Investment Trust, The High-Yield Bond, The Diversified
there is substantially less publicly available           Core Fixed Income and The Asset Allocation Portfolios may invest
information about issuers and the information that is    a portion of their assets in securities of issuers located in
available tends to be of a lesser quality. Economic      emerging markets. The Portfolios cannot eliminate these risks but
markets and structures tend to be less mature and        will attempt to reduce these risks through portfolio
diverse and the securities markets which are subject     diversification, credit analysis, and attention to trends in the
to less government regulation or supervision may also    economy, industries and financial markets and other relevant
be smaller, less liquid and subject to greater price     factors.
volatility.
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Lower Rated Fixed-Income Securities (high-yield, high    The International Fixed Income, The Global Fixed Income, The
risk securities), while generally having higher          Diversified Core Fixed Income and The Asset Allocation Portfolios
yields, are subject to reduced creditworthiness of       may invest up to 5%, 5%, 30% and 55%, respectively, of its
issuers, increased risks of default and a more limited   assets in high risk, high-yield fixed-income securities of
and less liquid secondary market than higher rated       foreign governments including, with specified limitations, Brady
securities. These securities are subject to greater      Bonds. The High-Yield Bond Portfolio invests primarily in
price volatility and risk of loss of income and          lower-rated fixed-income securities in an effort to attain higher
principal than are higher rated securities. Lower        yields, and this is a primary risk of investing in this
rated and unrated fixed-income securities tend to        Portfolio. The All-Cap Growth Equity Portfolio, which may invest
reflect short-term corporate and market developments     in lower rated fixed-income securities, will limit its
to a greater extent than higher rated fixed-income       investments in such securities to 5% of its total assets. The
securities, which react primarily to fluctuations in     Emerging Markets Portfolio may invest up to 35% of its assets and
the general level of interest rates. Fixed-income        The International Small-Cap Portfolio may invest up to 15% of its
securities of this type are considered to be of poor     net assets in high-yield, high risk fixed-income securities,
standing and primarily speculative. Such securities      including Brady Bonds. See "Emerging Markets Risk" above. The
are subject to a substantial degree of credit risk.      Small-Cap Value Equity Portfolio may invest up to 25% of its net assets (up to 20% of its net assets, effective May 1, 2002) in high-yield, high risk securities rated below Baa by Moody's or
                                                         BBB by S&P when the Portfolio's manager believes that capital
                                                         appreciation from those securities is likely.   The Portfolios
                                                         will attempt to reduce these risks through portfolio
                                                         diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this
                                                         Prospectus.
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Liquidity Risk is the possibility that securities        We limit each Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at              described under "Additional Investment Information - Illiquid approximately the price that the Portfolio values them.  Securities."

                                                         Swap agreements entered into by The  Intermediate Fixed Income,
                                                         The Aggregate Fixed Income and The Diversified Core Fixed Income
                                                         Portfolios will be treated as illiquid securities.  However, most swap dealers will be willing to repurchase interest rate swaps.
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Risks                                                    How we strive to manage them
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Futures Contracts, Options on Futures Contracts,         The  Focused Value, The Mid-Cap Growth Equity, The Small-Cap
Forward Contracts, and Certain Options used as           Value Equity, The Small-Cap Growth Equity, The Real Estate
investments for hedging and other non-speculative        Investment Trust, The Global Equity, The International Small-Cap,
purposes involve certain risks. For example, a lack of   The International Large-Cap Equity, The All-Cap Growth Equity,
correlation between price changes of an option or        The Intermediate Fixed Income, The Aggregate Fixed Income, The
futures contract and the assets being hedged could       Diversified Core Fixed Income and The Asset Allocation Portfolios
render a Portfolio's hedging strategy unsuccessful and   may use certain options strategies or may use futures contracts
could result in losses. The same results could  occur    and options on futures contracts. The Portfolios will not enter
if movements of foreign currencies do not correlate as   into futures contracts and options thereon to the extent that
expected by the investment  advisor at a time when a     more than 5% of a Portfolio's assets are required as futures
Portfolio is using a hedging instrument denominated in   contract margin deposits and premiums on options and only to the
one foreign currency to protect the value of a           extent that obligations under such futures contracts and options
security denominated in a second foreign currency        thereon would not exceed 20% of the Portfolio's total assets.
against changes caused by fluctuations in the exchange
rate for the dollar and the second currency. If the      See also "Foreign Risk" and "Currency Risk" above.
direction of securities prices, interest rates or
foreign currency prices is incorrectly predicted, the
Portfolio will be in a worse position than if such
transactions had not been entered into. In addition,
since there can be no assurance that a liquid
secondary market will exist for any contract purchased
or sold, a Portfolio may be required to maintain a
position (and in the case of written options may be
required to continue to hold the securities used as
cover) until exercise or expiration, which could
result in losses. Further, options and futures
contracts on foreign currencies, and forward
contracts, entail particular risks related to
conditions affecting the underlying currency.
Over-the-counter transactions in options and forward
contracts also involve risks arising from the lack of
an organized exchange trading environment.
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Zero Coupon and Pay-In-Kind Bonds are generally          The Emerging Markets, The International Small-Cap, The High-Yield
considered to be more interest sensitive than income     Bond and The Diversified Core Fixed Income Portfolios may invest
bearing bonds, to be more speculative than               in zero coupon and pay-in-kind bonds to the extent consistent
interest-bearing bonds, and to have certain tax          with each Portfolio's investment objective.  We cannot eliminate
consequences which could, under certain circumstances    the risks of zero coupon bonds, but we do try to address them by
be adverse to a Portfolio. For example, the Portfolio    monitoring economic conditions, especially interest rate trends
accrues, and is required to distribute to shareholders   and their potential impact on the Portfolios.
income on its zero coupon bonds. However, the
Portfolio may not receive the cash associated with
this income until the bonds are sold or mature. If the
Portfolio does not have sufficient cash to make the
required distribution of accrued income, the Portfolio
could be required to sell other securities in its
portfolio or to borrow to generate the cash required.
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Risks                                                    How we strive to manage them
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Portfolio Turnover rates reflect the amount of           The  Focused Value, The All-Cap Growth Equity, The Intermediate
securities that are replaced from the beginning of the   Fixed Income, The Aggregate Fixed Income, The Diversified Core
year to the end of the year by a Portfolio. The higher   Fixed Income, The Global Fixed Income and The International Fixed
the amount of portfolio activity, the higher the         Income Portfolios will normally experience annual portfolio
brokerage costs and other transaction costs of a         turnover rates exceeding 100%, but those rates are not expected
Portfolio are likely to be.  The amount of portfolio     to exceed 300% with respect to The  Focused Value and The
activity will also affect the amount of taxes payable    Aggregate Fixed Income Portfolios, 250% with respect to The
by Portfolios' shareholders that are subject to          Intermediate  Fixed Income and The Diversified Core Fixed Income
federal income tax, as well as the character (ordinary   Portfolios and 200% with respect to The Global Fixed Income and
income vs. capital gains) of such tax obligations.       The International Fixed Income Portfolios.
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Company Size Risk is the risk that small or medium       The Mid-Cap Growth Equity, The Small-Cap Value Equity, The
size companies may be more volatile than larger          Small-Cap Growth Equity, The International Small-Cap and The
companies because of limited financial resources or      All-Cap Growth Equity Portfolios maintain well diversified
dependence on narrow product lines.                      portfolios and, together with The  Focused Value Portfolio, select stocks carefully and monitor them continuously in an effort to manage this risk.
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Prepayment Risk is the risk that homeowners will         The Intermediate Fixed Income, The Aggregate Fixed Income, The
prepay mortgages during periods of low interest rates,   Diversified Core Fixed Income, The Global Fixed Income, The Real
forcing an investor to reinvest money at interest        Estate Investment Trust and The Asset Allocation Portfolios may
rates that might be lower than those on the prepaid      invest in Mortgage-Backed Securities, Collateralized Mortgage
mortgage.                                                Obligations (CMOs) and Real Estate Mortgage Investment Conduits
                                                         (REMICs).  These Portfolios take into consideration the
                                                         likelihood of prepayment when mortgages are selected. The
                                                         Portfolios may look for mortgage securities that have
                                                         characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.
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Real Estate Industry Risk include among others:          The Real Estate Investment Trust Portfolios operate as
possible declines in the value of real estate; risks     "non-diversified" funds as defined by the 1940 Act. As each
related to general and local economic conditions;        Portfolio invests principally in REITs, it is more subject to the
possible lack of availability of mortgage funds;         risks associated with the real estate industry. Investors should
overbuilding; extended vacancies of properties;          carefully consider these risks before investing in the Portfolio.
increases in competition; property taxes and operating   To the extent The  Focused Value, The Small-Cap Value Equity, The
expenses; changes in zoning laws; costs resulting from   International Small-Cap and The Asset Allocation Portfolios
the clean-up of, and liability to third parties          invest in REITs, those Portfolios, although to a lesser degree
resulting from, environmental problems; casualty for     than The Real Estate Investment Trust Portfolios, are subject to
condemnation losses; uninsured damages from floods,      the same risks.
earthquakes or other natural disasters; limitations on
and variations in rents; and changes in interest
rates. REITs are subject to substantial cash flow
dependency, defaults by borrowers, self-liquidation,
and the risk of failing to qualify for tax-free
pass-through of income under the Internal Revenue Code
of 1986, as amended and/or to maintain exemptions from
the 1940 Act.
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Risks                                                    How we strive to manage them
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Non-Diversified Portfolios are believed to be subject    The  Focused Value, The Real Estate Investment Trust, The
to greater risks because adverse effects on their        Emerging Markets, The Global Fixed Income, The International
security holdings may affect a larger portion of their   Fixed Income and The Asset Allocation Portfolios will not be
overall assets.                                          diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount greater than
                                                         5% of the Portfolio's total assets. However, each Portfolio will satisfy the Internal Revenue Code's diversification requirement, which requires that 50% of the Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Portfolio's total assets.  With the exception of The  Focused Value, The Real Estate Investment Trust
                                                         and The Asset Allocation Portfolios, these Portfolios, in
                                                         practice, do not intend to be heavily invested in any single particular industry.  The Real Estate Investment Trust Portfolio will always be heavily invested in the real estate industry.
                                                         The  Focused Value Portfolio will always be invested in at least
                                                         20 issuers.  Although the Asset Allocation Portfolio may be substantially invested in a relatively small number of
                                                         Portfolios, most of these Portfolios are diversified or, if non-diversified, are nonetheless not heavily invested in any single issuer.
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Transaction costs risk is the risk that the cost of      The Large-Cap Growth Equity, The  Focused Value, The Small-Cap
buying, selling and holding foreign securities,          Value Equity, The Small-Cap Growth Equity, The Real Estate
including brokerage, tax and custody costs, may be       Investment Trust, The Global Equity, The International Equity,
higher than those involved in domestic transactions.     The Labor Select International Equity, The Emerging Markets, The
                                                         International Small-Cap, The International Large-Cap Equity, The
                                                         All-Cap Growth Equity, The High-Yield Bond, The Diversified Core
                                                         Fixed Income, The Global Fixed Income, The International Fixed
                                                         Income and The Asset Allocation Portfolios are subject to
                                                         transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities.  We strive to monitor
                                                         transaction costs and to choose an efficient trading strategy for the Portfolios.
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MANAGEMENT OF THE FUND

TRUSTEES

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and trustees.

FUND OFFICERS AND PORTFOLIO MANAGERS

ROBERT AKESTER
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

PETER C. ANDERSEN
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Andersen earned a Master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a Master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a Bachelor's degree in Mathematics/Physics from Northeastern, where he graduated Summa Cum Laude and ranked first in the physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. Mr. Andersen has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since September 2000.

DAMON J. ANDRES
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management teams since 1997.


ROBERT L. ARNOLD
Vice President/Senior Portfolio Manager - The Global Equity Portfolio Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub- advisor to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.


FIONA A. BARWICK
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets.
Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999 and The International Large-Cap Equity Portfolio since January 2001.

MARSHALL T. BASSETT
Vice President/Portfolio Manager - The Small-Cap Growth Equity Portfolio Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Small-Cap Growth Equity Portfolio since January 2000.

JOANNA BATES
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

CHRISTOPHER S. BECK
Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception.


JOSHUA H. BROOKS
Senior Vice President/Chief Investment Officer, Value Investing - The Focused Value Portfolio Mr. Brooks received his undergraduate education at Yale University and Seikei Gakuen in Tokyo and an MBA from the University of London's London Business School. He joined Delaware Investments in 1991 as an analyst. Since that time he has worked in various positions in equity research, portfolio management and business development in both Philadelphia and London. Prior to returning to Philadelphia in 2000, Mr. Brooks worked at Delaware International as a Senior Portfolio Manager. Mr. Brooks has managed The Focused Value Portfolio since December 14, 2001.



STEPHEN R. CIANCI
Vice President/Portfolio Manager - The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001.



TIMOTHY G. CONNORS
Senior Vice President/Director of Research, Fundamental - The Focused Value Portfolio Mr. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research. Mr. Connors has managed The Focused Value Portfolio since its inception.


GEORGE E. DEMING
Senior Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

ELIZABETH A. DESMOND
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio) Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.


J. PAUL DOKAS
Senior Vice President/Director of Research, Quantitative - The Focused Value Portfolio and The Asset Allocation Portfolio Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder. Mr. Dokas has managed The Focused Value Portfolio since its inception and will manage The Asset Allocation Portfolio when it commences operations.


JUDE T. DRISCOLL
Executive Vice President/Head of Fixed Income - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio Mr. Driscoll received a Bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, he was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Capital Markets and Goldman Sachs. Peter C. Andersen consults with Mr. Driscoll in making investment decisions for The High-Yield Bond Portfolio and for the U.S. high-yield component of The Diversified Core Fixed Income Portfolio.




GERALD S. FREY
Managing Director/Chief Investment Officer, Growth Investing - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

CLIVE A. GILLMORE
Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The International Small-Cap Portfolio)
A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception, The International Equity Portfolio since March 1999 and The International Small-Cap Portfolio since May 2000.


PAUL  GRILLO
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the

Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since February 2001 .


GAVIN A. HALL
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Advisers Ltd. At Delaware International his research responsibilities have included covering the United Kingdom, Continental European and Asian equity markets. Mr. Hall has managed The International Small-Cap Portfolio since its inception.

JOHN A. HEFFERN
Vice President/Portfolio Manager - The Mid-Cap Growth Equity Portfolio
Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. Prior to joining Delaware Investments in 1997, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Mr. Heffern has managed The Mid-Cap Growth Equity Portfolio since January 2000.

FRANCIS J. HOUGHTON, JR.
Vice President/Senior Portfolio Manager - The Large-Cap Growth Equity
Portfolio
Mr. Houghton joined Delaware Investments in March 2000 as a result of the consolidation of Lynch & Mayer, Inc. into Delaware Investments. Mr. Houghton had been with Lynch & Mayer since 1990. Prior to joining Lynch & Mayer, Mr. Houghton was Chairman of BMI Capital from 1984 to 1990, a Portfolio Manager at Neuberger & Berman from 1977 to 1984 and a Partner at Oppenheimer & Co., Inc. from 1969 to 1977. Mr. Houghton received a BBA from Manhattan College and attended New York University Graduate School of Business Administration. Mr. Houghton has managed The Large-Cap Growth Equity Portfolio since its inception.

JOHN KIRK
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed-Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

ORMALA KRISHNAN
Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio) Ms. Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Currently, she is pursuing a PhD in Investment & Finance with City University Business School, London. Ms. Krishnan has managed The Emerging Markets Portfolio since May 2000.


EMMA R.E.LEWIS
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Equity Portfolio and The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Delaware International in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Global Equity Portfolio and The Labor Select International Equity Portfolio since October 2000.

NIGEL G. MAY
Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd. (The International Equity Portfolio and The International Large-Cap Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception and The International Equity Portfolio since January 2001.







CHRISTOPHER A. MOTH
Director/Senior Portfolio Manager/Chief Investment Officer, Global Fixed Income & Currencies - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio) Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.



DAVID G. TILLES
Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd. Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.


THOMAS J. TROTMAN
Vice President/Portfolio Manager -  The Real Estate Investment Trust
Portfolios
Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management teams since 1998.

INVESTMENT ADVISERS


Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938.



Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of that Portfolio. Delaware International commenced operations as a registered investment advisor in December 1990.



Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios. Delaware has also entered into a Sub-Advisory Agreement with Delaware International with respect to The Diversified Core Fixed Income Portfolio. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The

International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment advisor and sub- advisor, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:


                              INVESTMENT MANAGEMENT
                FEES PAID AFTER VOLUNTARY OR CONTRACTUAL WAIVERS
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001

Portfolio


The Large-Cap Value Equity Portfolio                               0.38%
The Large-Cap Growth Equity Portfolio                              none
The Focused Value Portfolio                                        0.97%
The Mid-Cap Growth Equity Portfolio                                0.42%
The Small-Cap Value Equity Portfolio                               0.69%
The Small-Cap Growth Equity Portfolio                              0.72%
The Real Estate Investment Trust Portfolio                         0.69%
The Real Estate Investment Trust Portfolio II                      0.70%
The Global Equity Portfolio                                        0.62%
The International Equity Portfolio                                 0.75%
The Labor Select International Equity Portfolio                    0.72%
The Emerging Markets Portfolio                                     1.00%
The International Small-Cap Portfolio                              0.93%
The International Large-Cap Equity Portfolio                       0.75%
The All-Cap Growth Equity Portfolio                                0.73%
The Intermediate Fixed Income Portfolio                            0.35%
The Aggregate Fixed Income Portfolio                               0.38%
The High-Yield Bond Portfolio                                      0.27%
The Diversified Core Fixed Income Portfolio                        0.36%
The Global Fixed Income Portfolio                                  0.40%
The International Fixed Income Portfolio                           0.41%
The Asset Allocation Portfolio                                     0.05%*



* These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Management Agreement with the Portfolio.



Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Delaware and Delaware International may be deemed to be affiliated persons under the 1940 Act, as the two companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.


From time to time, certain institutional separate accounts advised by Delaware International or by other series of Delaware Management Business Trust, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so.

Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.


If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates or related entities, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates or related entities to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

ADMINISTRATOR


Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. DSC provides The Asset Allocation Portfolio with similar services pursuant to an Amended and Restated Shareholder Services Agreement with the Foundation Funds and a Fund Accounting Agreement with Foundation Funds.


DISTRIBUTOR


Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund or Foundation Funds. DDLP provides The Asset Allocation Portfolio with similar services to the Fund pursuant to a Distribution Agreement with Foundation Funds. DDLP is an indirect, wholly owned subsidiary of DMH.


CUSTODIAN BANK


The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.


INDEPENDENT AUDITORS


Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.



                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

-   Audited annual financial reports.

-   Unaudited semi-annual financial reports.

- Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.


In addition, the investment advisors expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.


The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:


                             Delaware Pooled Trust*
                               2005 Market Street
                           Philadelphia, PA 19103-7094
                           Attention: Client Services


*Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

EXCHANGE PRIVILEGE

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of such Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.




                             HOW TO PURCHASE SHARES


Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. Shares of The International Equity Portfolio offered through this Prospectus are not available to defined contribution plans. Such plans may be eligible to purchase shares of the "R" Class of The International Equity Portfolio, which are offered through a separate Prospectus. Sales of shares of The Real Estate Investment Trust Portfolio are closed to new investors.


MINIMUM INVESTMENTS. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

PURCHASE PRICE. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

PURCHASE REIMBURSEMENT FEE. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.


IN-KIND PURCHASES. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio may elect to pay the purchase reimbursement fee or, with the agreement of the Portfolio's advisor, to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.


Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.


The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio electing to do so should contact the Fund at (800 231-8002) for further information.


HOW TO PURCHASE SHARES BY FEDERAL FUNDS WIRE

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:


- First, telephone the Fund at 800 231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

- Second, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian are open for business.

-  Third, complete the Account Registration Form within two days and mail it to:


                             Delaware Pooled Trust*
                             2005 Market Street
                             Philadelphia, PA 19103-7094
                             Attn: Client Services


*Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.

HOW TO PURCHASE SHARES BY MAIL

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

ADDITIONAL INVESTMENTS

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

-  First, notify the Fund of your impending purchase by calling us at 800
   231-8002.


- Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York or delivery of a check by mail.



                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed; for The International Small-Cap Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed; and for The International Large-Cap Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.35% of the amount redeemed.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

BY MAIL OR FAX MESSAGE

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

- A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

- If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.


                                Send your requests to:
                                Delaware Pooled Trust*
                                Attn: Client Services
                                2005 Market Street
                                Philadelphia, PA 19103-7094
                                FAX # 215 255-1162


*Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.


BY TELEPHONE

- If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

- Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

- Redemption requests will be priced at the net asset value next determined after the request is received.

- The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

- To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

- In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

- The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

REDEMPTIONS IN-KIND OR SIMILAR PROCEDURES FOR THE INTERNATIONAL EQUITY, THE LABOR SELECT INTERNATIONAL EQUITY, THE GLOBAL FIXED INCOME, THE INTERNATIONAL FIXED INCOME, THE GLOBAL EQUITY, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY AND THE EMERGING MARKETS PORTFOLIOS. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The

Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 800 231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

IMPORTANT REDEMPTION INFORMATION. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity, The International Large-Cap Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

PURPOSE OF REIMBURSEMENT FEES FOR THE EMERGING MARKETS, THE GLOBAL EQUITY, THE INTERNATIONAL SMALL-CAP AND THE INTERNATIONAL LARGE-CAP EQUITY Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.


The fees represent the investment advisor's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.


                               VALUATION OF SHARES

The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios and The Real Estate Investment Trust Portfolio expect to declare and distribute dividends quarterly. The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Global Equity, The International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios and The Real Estate Investment Trust Portfolio II expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.


Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.


                                      TAXES

GENERAL

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

FOREIGN TAXES

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.


The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisors concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.


                                                                                         The Large-Cap Value Equity Portfolio
                                                   -----------------------------------------------------------------------------
                                                                                                                   Year ended
                                                                                                                        10/31
                                                       2001             2000           1999             1998             1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $15.370         $16.260        $17.780          $18.530         $16.460

INCOME (loss) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                0.247           0.267          0.311            0.308           0.381
Net realized and unrealized gain (loss)
     on investments                                    (1.364)          0.592          0.629            2.022           3.599
                                                       ------           -----          -----            -----           -----
Total from investment operations                       (1.117)          0.859          0.940            2.330           3.980
                                                       ------           -----          -----            -----           -----

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                   (0.303)         (0.310)        (0.320)          (0.380)         (0.410)
Distributions from net realized gain
     on investments                                        --          (1.439)        (2.140)          (2.700)         (1.500)
                                                       ------           ------         ------           ------          ------
Total dividends and distributions                      (0.303)         (1.749)        (2.460)          (3.080)         (1.910)
                                                       ------          ------         ------           ------          ------

Net asset value, end of period                        $13.950         $15.370        $16.260          $17.780         $18.530
                                                      =======         =======        =======          =======         =======

TOTAL RETURN(2)                                         (7.35%)          6.42%          5.43%           13.50%          26.73%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $60,788         $82,882       $141,410         $117,858         $81,102
Ratio of expenses to average net assets                  0.67%           0.68%          0.64%            0.68%           0.66%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                            0.84%           0.75%          0.64%            0.71%           0.67%
Ratio of net investment income to
     average net assets                                  1.61%           1.89%          1.84%            1.91%           2.15%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly             1.44%           1.82%          1.84%            1.88%           2.14%
Portfolio turnover                                        113%             56%            96%              85%             73%



----------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                           The Large-Cap Growth Equity Portfolio
                                                                      Year ended
                                                                           10/31
                                                                         2001(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                                 0.034
Net realized and unrealized gain (loss)
   on investments                                                       (3.438)
                                                                        ------
Total from investment operations                                        (3.404)
                                                                        ------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                    (0.016)
Distributions from net realized gain
   on investments                                                           --
                                                                        ------
Total dividends and distributions                                       (0.016)
                                                                        ------

Net asset value, end of period                                          $5.080
                                                                        ======

TOTAL RETURN(3)                                                         (40.11%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                 $1,199
Ratio of expenses to average net assets(4)                                0.80%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                               2.59%
Ratio of net investment income to
   average net assets                                                     0.53%
Ratio of net investment loss to
   average net assets prior to expense
   limitation and expenses paid indirectly                               (1.26%)
Portfolio turnover                                                          68%


----------


(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

--------------------------------------------------------------------------------------------------
                                                                                The Focused Value
                                                                                        Portfolio

                                                                        Year            Period
                                                                        Ended          6/29/99(1)
                                                                        10/31           through
                                                       2001             2000           10/31/99
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.750           $8.590           $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment  income (loss)(2)(4)                     0.036            0.277           (0.005)
Net realized and unrealized gain (loss)
     on investments                                    (1.586)          (0.117)           0.095
                                                       ------           ------            -----
Total from investment operations                       (1.550)           0.160            0.090
                                                       ------           ------            -----

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                   (0.338)              --               --
Distributions from net realized gain
     on investments                                    (0.466)              --               --
In excess of net investment income                     (0.106)              --               --
                                                       ------           ------            -----
Total dividends and distributions                      (0.910)              --               --
                                                       ------           ------            -----

Net asset value, end of period                         $6.290           $8.750           $8.590
                                                       ======           ======           ======

TOTAL RETURN(3)                                        (18.88%)           1.63%            1.06%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $1,667           $2,058           $4,709
Ratio of expenses to average net assets                  1.20%            1.20%            1.20%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                            1.23%            1.70%            1.66%
Ratio of net investment income (loss)
     to average net assets(4)                            0.49%            3.17%           (0.18%)
Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid  indirectly(4)         0.46%            2.67%           (0.66%)
Portfolio turnover                                        185%             326%             235%
--------------------------------------------------------------------------------------------------


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) During the fiscal year ended October 31, 2000, The Focused Value Portfolio received a non - cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and the ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                         The Mid-Cap Growth Equity Portfolio
                                                                                                           Year Ended  10/31
                                                                                                                  Year ended
                                                                                                                       10/31
                                                       2001            2000             1999           1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.390          $8.740           $7.460         $13.680         $14.570

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(1)                       (0.005)         (0.061)          (0.026)          0.011          (0.117)
Net realized and unrealized gain (loss)
     on investments                                   (3.196)          4.523            3.076           0.009           1.607
                                                      ------           -----            -----           -----           -----

Total from investment operations                      (3.201)          4.462            3.050           0.020           1.490
                                                      ------           -----            -----           -----           -----

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                      --              --           (0.010)             --              --
Distributions from net realized gain
     on investments                                   (6.260)         (0.812)          (1.760)         (6.240)         (2.380)
In excess of net realized gain on investment          (0.169)             --               --              --              --
Total dividends and distributions                     (6.429)         (0.812)          (1.770)         (6.240)         (2.380)
                                                      ------           -----            -----           -----           -----

Net asset value, end of period                        $2.760         $12.390           $8.740          $7.460         $13.680
                                                      ======         =======           ======          ======         =======

TOTAL RETURN(2)                                       (41.66%)         53.86%           48.72%           1.47%          11.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $2,655          $6,506           $6,949          $4,879         $10,317
Ratio of expenses to average net assets                 0.94%           0.92%            0.93%           0.59%           0.93%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           1.28%           1.04%            1.04%           1.71%           1.40%
Ratio of net investment income (loss) to
     average net assets                                (0.12%)         (0.52%)          (0.34%)          0.13%          (0.29%)
Ratio of net investment loss to
     average net assets prior to expense
     limitation and expenses paid indirectly           (0.46%)         (0.64%)          (0.46%)         (0.99%)         (0.76%)
Portfolio turnover                                       133%            137%             129%            154%            117%
---------------------------------------------------------------------------------------------------------------------------------


----------


(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

-----------------------------------------------------------------------------------------------
                                                        The Small-Cap Value Equity Portfolio

                                                                       Year           Period
                                                                       Ended        3/29/99(1)
                                                                       10/31          through
                                                      2001             2000          10/31/99
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.230           $8.650           $8.500

INCOME  FROM INVESTMENT OPERATIONS:
Net investment income(2)                              0.089            0.106            0.063
Net realized and unrealized gain
     on investments                                   0.830            0.779            0.087
                                                      -----            -----            -----

Total from investment operations                      0.919            0.885            0.150
                                                      -----            -----            -----

LESS DIVIDENDS AND DISTRIBUTIONS:

Dividends from net investment income                 (0.099)          (0.085)              --
Distributions from net realized gain                                                       --
     on investments                                     --            (0.220)              --
                                                     ------           ------           ------

Total dividends and distributions                    (0.099)          (0.305)              --
                                                     ------           ------           ------

Net asset value, end of period                      $10.050           $9.230           $8.650
                                                    =======           ======           ======

TOTAL RETURN(3)                                       10.05%           10.72%            1.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $2,479           $2,254           $2,035
Ratio of expenses to average net  assets(4)            0.89%            0.89%            0.89%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                          0.95%            1.24%            1.24%
Ratio of net investment income to
     average net assets                                0.88%            1.23%            1.16%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           0.82%            0.88%            0.80%
Portfolio turnover                                       72%              90%              37%
-----------------------------------------------------------------------------------------------


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

--------------------------------------------------------------------------------------------------------------------
                                                                               The Small-Cap Growth Equity Portfolio


                                                                                                            Period
                                                                                      Year Ended          9/15/98(1)
                                                                                           10/31            through
                                                       2001              2000               1999           10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $18.950           $14.190            $9.400            $8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(2)                       (0.034)           (0.028)            0.004             0.019
Net realized and unrealized gain
     on investments                                   (7.670)            6.358             4.811             0.881
                                                      ------             -----             -----             -----

Total from investment operations                      (7.710)            6.330             4.815             0.900
                                                      ------             -----             -----             -----

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                      --                --            (0.025)               --
Distributions from net realized gain
     on investments                                       --            (1.570)               --                --
                                                      ------             -----             -----             -----
Total dividends and distributions                         --            (1.570)           (0.025)               --
                                                      ------             -----             -----             -----

Net asset value, end of period                       $11.240           $18.950           $14.190            $9.400
                                                     =======           =======           =======            ======

TOTAL RETURN(3)                                       (40.69%)           47.57%            51.31%            10.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $35,572           $37,645            $6,181            $3,318
Ratio of expenses to average net assets                 0.89%             0.85%             0.89%             0.89%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           0.92%             0.87%             1.19%             1.78%
Ratio of net investment income (loss)
     to average net assets                             (0.26%)           (0.15%)            0.03%             1.72%
Ratio of net investment income (loss)
     to average net assets prior to expense
     limitation and expenses paid indirectly           (0.29%)           (0.17%)           (0.28%)            0.83%
Portfolio turnover                                        67%               70%               92%               98%
--------------------------------------------------------------------------------------------------------------------


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the year ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        The Real Estate Investment Trust Portfolio


                                                                                                Period
                                                                             Year Ended      11/4/97(2)                 Year Ended
                                                                                  10/31        through                       10/31
                                                      2001(1)     2000(1)       1999(1)     10/31/98(3)      1998(4)       1997(4)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.470     $11.310       $12.990        $16.340       $16.260       $12.490

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                               0.625       0.596         0.545          1.134         1.118         0.616
  Net realized and unrealized gain (loss)
     on investments                                    0.778       2.167        (0.807)        (2.769)       (2.713)        4.664
                                                      ------      ------        ------         ------        ------        ------
Total from investment operations                       1.403       2.763        (0.262)        (1.635)       (1.595)        5.280
                                                      ------      ------        ------         ------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                  (0.593)     (0.603)       (0.743)        (0.895)       (0.865)       (0.720)
 Distributions from net realized gain
     on investments                                       --          --        (0.675)        (0.820)       (0.820)       (0.790)
                                                      ------      ------        ------         ------        ------        ------
Total dividends and distributions                     (0.593)     (0.603)       (1.418)        (1.715)       (1.685)       (1.510)
                                                      ------      ------        ------         ------        ------        ------

Net asset value, end of period                       $14.280     $13.470       $11.310        $12.990       $12.980       $16.260
                                                     =======     =======       =======        =======       =======       =======

TOTAL RETURN(5)                                        10.59%      25.09%        (2.42%)       (11.17%)      (10.98%)       46.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $29,000     $26,574       $21,580        $40,807       $13,340       $60,089
  Ratio of expenses to average net assets               1.04%       0.95%         0.95%          0.86%         1.11%         0.82%
  Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           1.10%       1.15%         1.18%          1.02%         1.27%         0.99%
Ratio of net investment income to
     average net assets                                 4.39%       4.77%         4.43%          4.56%         4.31%         4.25%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly            4.33%       4.57%         4.20%          4.40%         4.15%         4.08%
Portfolio turnover                                        61%         31%           48%            51%           51%           58%
------------------------------------------------------------------------------------------------------------------------------------


----------


(1) The average shares outstanding method has been applied for per share information for the years October 31, 2001, 2000 and 1999.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) The data presented above is for The Real Estate Investment Trust Portfolio class, which is the class of shares offered in this Prospectus and which commenced operations on November 4, 1997. Like the original class prior to its redesignation (see footnote 4), The Real Estate Investment Trust Portfolio class carries no front-end or contingent deferred sales charges and is not subject to Rule 12b-1 Distribution Plan fees.
(4) December 6, 1995 is the date of initial sale of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. Data for the period December 6, 1995 to October 31, 1996 and for the years ended October 31, 1997 and October 31, 1998 is for that original class of shares which, as of November 4, 1997, was redesignated the "Delaware REIT Fund A Class," became subject to Rule 12b-1 Distribution Plan fees and is offered in a separate prospectus.
(5) Total Investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                   The Real Estate Investment Trust Portfolio II


                                                                                                            Period
                                                                                      Year Ended        11/4/97(1)
                                                                                           10/31           through
                                                        2001              2000              1999          10/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   15.680        $   13.190        $   14.230        $   16.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                               0.845             0.592             0.687             0.749
Net realized and unrealized gain (loss)
     on investments                                    0.866             2.606            (0.957)           (2.739)
                                                  ----------        ----------        ----------        ----------
Total from investment operations                       1.711             3.198            (0.270)           (1.990)
                                                  ----------        ----------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                  (0.591)           (0.708)           (0.770)           (0.120)
Distributions from net realized gain
     on investments                                       --                --                --                --
                                                  ----------        ----------        ----------        ----------
Total dividends and distributions                     (0.591)           (0.708)           (0.770)           (0.120)
                                                  ----------        ----------        ----------        ----------

Net asset value, end of period                    $   16.800        $   15.680        $   13.190        $   14.230
                                                  ==========        ==========        ==========        ==========

TOTAL RETURN(3)                                        11.07%            25.78%            (2.08%)          (12.27%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $    9,990        $    2,161        $    4,452        $    5,763
Ratio of expenses to average net assets                 0.85%             0.86%             0.86%             0.86%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           0.90%             1.45%             1.48%             1.43%
Ratio of net investment income to
     average net assets                                 5.00%             4.27%             4.52%             5.34%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly            4.95%             3.68%             3.90%             4.77%
Portfolio turnover                                        65%               32%               39%               54%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                                     The Global Equity Portfolio


                                                                                                                         Period
                                                                                                    Year Ended      10/15/97(1)
                                                                                                         10/31          through
                                                       2001             2000             1999             1998         10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    8.560       $    9.020       $    8.720       $    8.120       $    8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                              0.174            0.147            0.167            0.184            0.009
Net realized and unrealized gain (loss)
     on investments and foreign currencies           (0.992)          (0.199)           0.433            0.486           (0.389)
                                                 ----------       ----------       ----------       ----------       ----------
Total from investment operations                     (0.818)          (0.052)           0.600            0.670           (0.380)
                                                 ----------       ----------       ----------       ----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.188)          (0.194)          (0.190)          (0.070)              --
Distributions from net realized gain
     on investments                                  (0.054)          (0.214)          (0.110)              --               --
                                                 ----------       ----------       ----------       ----------       ----------
Total dividends and distributions                    (0.242)          (0.408)          (0.300)          (0.070)              --
                                                 ----------       ----------       ----------       ----------       ----------

Net asset value, end of period                   $    7.500       $    8.560       $    9.020       $    8.720       $    8.120
                                                 ==========       ==========       ==========       ==========       ==========

TOTAL RETURN(3)                                       (9.87%)          (0.81%)           7.11%            8.31%           (4.47%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $    2,962       $    3,287       $    3,309       $    3,093       $    2,855
Ratio of expenses to average net assets                0.96%            0.96%            0.96%            0.96%            0.96%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                      1.09%            1.30%            1.89%            2.31%            2.95%
Ratio of net investment income
     to average net assets                             2.08%            1.69%            1.82%            2.10%            2.54%

Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           1.95%            1.35%            0.89%            0.75%            0.55%
Portfolio turnover                                       24%              34%              31%              47%               0%


----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.


(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

                                              The International Equity Portfolio


                                                                                                                     Year Ended
                                                                                                                          10/31
                                                       2001             2000             1999             1998             1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     17.640     $     17.410     $     15.870     $     15.860     $     14.780

INCOME (loss) FROM INVESTMENT OPERATIONS:

Net investment income(1)                              0.335            0.379            0.329            0.400            0.329
Net realized and unrealized gain (loss)
    on investments and foreign currencies            (1.498)           0.216            1.596            0.370            1.271
                                               ------------     ------------     ------------     ------------     ------------
Total from investment operations                     (1.163)           0.595            1.925            0.770            1.600
                                               ------------     ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.539)          (0.235)          (0.385)          (0.610)          (0.520)
Distributions from net realized gain
    on investments                                   (3.302)          (0.130)              --           (0.150)              --

In excess of net realized gain on investments        (0.056)              --               --               --               --
                                               ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                    (3.897)          (0.365)          (0.385)          (0.760)          (0.520)
                                               ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                 $     12.580     $     17.640     $     17.410     $     15.870     $     15.860
                                               ============     ============     ============     ============     ============

Total return(2)                                       (9.31%)           3.35%           12.31%            4.96%           11.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $    409,295     $    545,667     $    820,644     $    616,229     $    500,196
Ratio of expenses to average net assets                0.95%            0.90%            0.89%            0.91%            0.93%
Ratio of net investment income to
    average net assets                                 2.32%            2.11%            1.91%            2.50%            2.21%
Portfolio turnover                                       13%              19%               6%               5%               8%


----------


(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                 The Labor Select International Equity Portfolio


                                                                                                                     Year Ended
                                                                                                                          10/31
                                                       2001             2000             1999             1998             1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     13.920     $     14.330     $     13.320     $     12.990     $     11.690

INCOME (loss) FROM INVESTMENT OPERATIONS:

Net investment  income(1)                             0.284            0.277            0.305            0.334            0.474
Net realized and unrealized gain (loss)
     on investments and foreign currencies           (1.311)           0.175            1.057            0.444            1.346
                                               ------------     ------------     ------------     ------------     ------------
Total from investment operations                     (1.027)           0.452            1.362            0.778            1.820
                                               ------------     ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.322)          (0.392)          (0.312)          (0.448)          (0.520)
Distributions from net realized gain
     on investments                                  (1.591)          (0.470)          (0.040)              --               --
                                               ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                    (1.913)          (0.862)          (0.352)          (0.448)          (0.520)
                                               ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                 $     10.980     $     13.920     $     14.330     $     13.320     $     12.990
                                               ============     ============     ============     ============     ============

TOTAL  return(2)                                      (8.97%)           3.07%           10.34%            6.18%           16.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $     75,965     $     89,814     $    113,265     $    103,350     $     50,896
Ratio of expenses to average net assets                0.95%            0.95%            0.83%            0.88%            0.89%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                          0.98%            0.96%            0.83%            0.93%            1.06%
Ratio of net investment income to
     average net assets                                2.27%            1.96%            2.13%            2.46%            2.37%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           2.24%            1.95%            2.13%            2.41%            2.20%
Portfolio turnover                                       15%              20%              12%               2%              11%


----------








(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                                  The Emerging Markets Portfolio


                                                                                                                         Period
                                                                                                    Year Ended       4/14/97(1)
                                                                                                         10/31          through
                                                       2001             2000             1999             1998         10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      7.010     $      7.280     $      5.840     $      9.200     $     10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                              0.237            0.160            0.138            0.153            0.028
Net realized and unrealized gain (loss)
     on investments and foreign currencies           (0.673)          (0.326)           1.432           (3.348)          (0.828)
                                               ------------     ------------     ------------     ------------     ------------
Total from investment operations                     (0.436)          (0.166)           1.570           (3.195)          (0.800)
                                               ------------     ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.114)          (0.104)          (0.130)          (0.025)              --
Distributions from net realized gain
     on investments                                      --               --               --           (0.140)              --
                                               ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                    (0.114)          (0.104)          (0.130)          (0.165)              --
                                               ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                 $      6.460     $      7.010     $      7.280     $      5.840     $      9.200
                                               ============     ============     ============     ============     ============

TOTAL RETURN(3)                                       (6.42%)          (2.40%)          27.63%          (35.30%)          (8.00%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $    113,488     $    114,978     $     42,794     $     34,030     $     18,565
Ratio of expenses to average net assets                1.23%            1.17%            1.31%            1.55%            1.55%
Ratio of expenses to average net assets
     prior to expense limitation
       and expenses paid indirectly                    1.23%            1.17%            1.35%            1.69%            2.02%
Ratio of net investment income to
     average net assets                                3.35%            1.93%            2.13%            1.98%            0.74%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           3.35%            1.93%            2.08%            1.84%            0.27%
Portfolio turnover                                       35%              20%              23%              39%              46%


----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.


(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

                                           The International Small-Cap Portfolio


                                                                          Year            Period
                                                                         Ended        7/20/99(1)
                                                                         10/31           through
                                                        2001              2000          10/31/99
------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    8.260        $    8.650        $    8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                               0.164             0.214             0.039
Net realized and unrealized gain (loss)
     on investments and foreign currencies            (0.565)           (0.478)            0.111
                                                  ----------        ----------        ----------
Total from investment operations                      (0.401)           (0.264)            0.150
                                                  ----------        ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                  (0.215)           (0.030)               --
Distributions from net realized gain
     on investments                                   (0.604)           (0.096)               --
                                                  ----------        ----------        ----------
Total dividends and distributions                     (0.819)           (0.126)               --
                                                  ----------        ----------        ----------

Net asset value, end of period                    $    7.040        $    8.260        $    8.650
                                                  ==========        ==========        ==========

TOTAL RETURN(3)                                        (5.77%)           (2.96%)            1.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $    2,793        $    2,961        $    3,053
Ratio of expenses to average net assets                 1.20%             1.20%             1.25%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           1.27%             1.36%             1.28%
Ratio of net investment income to
     average net assets                                 2.11%             2.58%             1.55%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly            2.04%             2.42%             1.45%
Portfolio turnover                                        17%               23%               15%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

                                                               The International
                                                      Large-Cap Equity Portfolio


                                                                        Period
                                                                   12/14/99(1)
                                                                       through
                                                        2001          10/31/00
------------------------------------------------------------------------------
Net asset value, beginning of period              $    8.170        $    8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                               0.148             0.119
Net realized and unrealized loss
     on investments and foreign currencies            (1.167)           (0.439)
                                                  ----------        ----------
Total from investment operations                      (1.019)           (0.320)
                                                  ----------        ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                  (0.061)           (0.010)
Distributions from net realized gain
     on investments                                   (0.080)               --
                                                  ----------        ----------
Total dividends and distributions                     (0.141)           (0.010)
                                                  ----------        ----------
Net asset value, end of period                    $    7.010        $    8.170
                                                  ==========        ==========

TOTAL RETURN(3)                                       (12.73%)           (3.78%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $    2,519        $    2,886
Ratio of expenses to average net assets                 0.96%             0.96%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                           0.96%             1.38%
Ratio of net investment income to
     average net assets                                 1.87%             1.62%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly            1.87%             1.20%
Portfolio turnover                                        10%                6%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Total return reflects voluntary expense limitations.

                                             The All-Cap Growth Equity Portfolio



                                                                        Period
                                                  Year ended        3/31/00(1)
                                                       10/31           through
                                                        2001          10/31/00
------------------------------------------------------------------------------
Net asset value, beginning of period             $     8.770       $     8.500

Income (loss) from investment operations:
Net investment loss(2)                                (0.013)           (0.005)
Net realized and unrealized gain (loss)
     on investments                                   (4.077)            0.275
                                                 -----------       -----------
Total from investment operations                      (4.090)            0.270
                                                 -----------       -----------

Less dividends and distributions:
Dividends from net investment income                      --                --
Distributions from net realized gain
    on investments                                        --                --
                                                 -----------       -----------
Total dividends and distributions                         --                --
                                                 -----------       -----------

Net asset value, end of period                   $     4.680       $     8.770
                                                 ===========       ===========

Total return(3)                                       (46.64%)            3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)          $     9,222       $    13,139
Ratio of expenses to average net assets(4)              0.89%             0.89%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                            0.93%             1.10%
Ratio of net investment loss to
     average net assets                                (0.22%)           (0.09%)
Ratio of net investment loss to
    average net assets prior to expense
    limitation and expenses paid indirectly            (0.26%)           (0.30%)
Portfolio turnover                                       147%              138%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.



(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

                                         The Intermediate Fixed Income Portfolio



                                                                                                                   Year Ended
                                                                                                                        10/31
                                                         2001            2000            1999            1998            1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     9.570     $     9.540     $    10.180     $    10.090     $    10.010

Income (loss) from investment operations:
Net investment income                                   0.606           0.613           0.604           0.593           0.605
Net realized and unrealized gain (loss)
     on investments                                     0.640           0.030          (0.480)          0.100           0.080
                                                  -----------     -----------     -----------     -----------     -----------
Total from investment operations                        1.246           0.643           0.124           0.693           0.685
                                                  -----------     -----------     -----------     -----------     -----------

Less dividends and distributions:
Dividends from net investment income                   (0.606)         (0.613)         (0.604)         (0.593)         (0.605)
Distributions from net realized gain
     on investments                                        --              --          (0.160)         (0.010)             --
                                                  -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                      (0.606)         (0.613)         (0.764)         (0.603)         (0.605)
                                                  -----------     -----------     -----------     -----------     -----------

Net asset value, end of period                    $    10.210     $     9.570     $     9.540     $    10.180     $    10.090
                                                  ===========     ===========     ===========     ===========     ===========

Total return(1)                                         13.36%           7.01%           1.26%           7.06%           7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)           $     6,432     $     7,995     $    17,170     $    30,211     $    30,366
Ratio of expenses to average net assets                  0.50%           0.53%           0.54%           0.53%           0.53%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                            0.55%           0.59%           0.77%           1.01%           0.84%
Ratio of net investment income
     to average net assets                               6.06%           6.46%           6.10%           5.86%           6.05%
Ratio of net investment income to average
     net assets prior to expense limitation and
     expenses paid indirectly                            6.01%           6.40%           5.86%           5.38%           5.74%
Portfolio turnover                                        243%            125%            148%            181%            205%


----------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                            The Aggregate Fixed Income Portfolio



                                                                                                Period
                                                                             Year Ended    12/29/97(1)
                                                                                  10/31        through
                                                     2001           2000           1999       10/31/98
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $    8.870     $    8.820     $    9.130     $    8.500

Income (loss) from investment operations:
Net investment income(2)                            0.538          0.545          0.485          0.415
Net realized and unrealized gain (loss)
     on investments                                 0.487         (0.053)        (0.565)         0.215
                                               ----------     ----------     ----------     ----------
Total from investment operations                    1.025          0.492         (0.080)         0.630
                                               ----------     ----------     ----------     ----------

Less dividends and distributions:
Dividends from net investment income               (0.565)        (0.442)        (0.190)            --
Distributions from net realized gain
     on investments                                    --             --         (0.040)            --
                                               ----------     ----------     ----------     ----------
Total dividends and distributions                  (0.565)        (0.442)        (0.230)            --
                                               ----------     ----------     ----------     ----------

Net asset value, end of period                 $    9.330     $    8.870     $    8.820     $    9.130
                                               ==========     ==========     ==========     ==========

Total return(3)                                     12.06%          5.88%         (0.94%)         7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $    3,013     $    7,275     $    7,467     $    2,149
Ratio of expenses to average net assets              0.52%          0.51%          0.59%          0.53%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                        0.54%          0.52%          0.67%          2.07%
Ratio of net investment income to
     average net assets                              6.04%          6.34%          5.48%          5.62%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly         6.02%          6.33%          5.33%          4.08%
Portfolio turnover                                    326%           165%           275%           438%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                                   The High-Yield Bond Portfolio



                                                                                                                    Period
                                                                                                Year Ended      12/2/96(1)
                                                                                                     10/31         through
                                                      2001            2000            1999            1998        10/31/97
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     8.120     $     8.830     $    10.070     $    11.180     $    10.000

Income (loss) from investment operations:
Net investment income(2)                             0.749           0.868           1.080           0.993           0.788
Net realized and unrealized gain (loss)
     on investments                                 (1.097)         (0.488)         (1.140)         (0.925)          0.957
                                               -----------     -----------     -----------     -----------     -----------
Total from investment operations                    (0.348)          0.380          (0.060)          0.068           1.745
                                               -----------     -----------     -----------     -----------     -----------

Less dividends and distributions:
Dividends from net investment income                (1.092)         (1.090)         (1.000)         (0.890)         (0.565)
Distributions from net realized gain
     on investments                                     --              --          (0.180)         (0.288)             --
                                               -----------     -----------     -----------     -----------     -----------
Total dividends and distributions                   (1.092)         (1.090)         (1.180)         (1.178)         (0.565)
                                               -----------     -----------     -----------     -----------     -----------

Net asset value, end of period                 $     6.680     $     8.120     $     8.830     $    10.070     $    11.180
                                               ===========     ===========     ===========     ===========     ===========

Total return(3)                                      (4.71%)          4.02%          (1.05%)          0.30%          17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)        $     3,278     $     1,888     $     9,720     $    20,706     $    11,348
Ratio of expenses to average net assets(4)            0.59%           0.59%           0.59%           0.59%           0.59%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                         0.79%           1.08%           0.78%           0.75%           0.79%
Ratio of net investment income to
     average net assets                              10.37%           9.97%           9.25%           9.53%           9.05%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly         10.17%           9.48%           9.06%           9.37%           8.85%
Portfolio turnover                                     830%            140%            455%            211%            281%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information for the year ended October 31, 2001 and 2000.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.



(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

                                     The Diversified Core Fixed Income Portfolio


                                                                                         Year           Period
                                                                                        Ended      12/29/97(1)
                                                                                        10/31          through
                                                       2001             2000             1999         10/31/98
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    8.600       $    8.550       $    9.110       $    8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                              0.541            0.528            0.560            0.533
Net realized and unrealized gain (loss)
     on investments and foreign currencies            0.685            0.077           (0.130)           0.077
                                                 ----------       ----------       ----------       ----------
Total from investment operations                      1.226            0.605            0.430            0.610
                                                 ----------       ----------       ----------       ----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                 (0.361)          (0.555)          (0.650)              --
Distributions from net realized gain
     on investments                                  (0.025)              --           (0.340)              --
                                                 ----------       ----------       ----------       ----------
Total dividends and distributions                    (0.386)          (0.555)          (0.990)              --
                                                 ----------       ----------       ----------       ----------

Net asset value, end of period                   $    9.440       $    8.600       $    8.550       $    9.110
                                                 ==========       ==========       ==========       ==========

TOTAL RETURN(3)                                       14.78%            7.59%            4.98%            7.18%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)          $    8,672       $    7,724       $    3,377       $    3,216
Ratio of expenses to average net  assets(4)            0.55%            0.54%            0.57%            0.57%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                          0.62%            0.61%            0.84%            1.74%
Ratio of net investment income to
     average net assets                                6.05%            6.35%            6.56%            7.12%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           5.98%            6.28%            6.29%            5.95%
Portfolio turnover                                      252%             143%             216%             312%


----------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.



(2) The average shares outstanding method has been applied for per share information.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or dividends and distributions at net asset value. Total return reflects voluntary expense limitations.



(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.57%.

                                               The Global Fixed Income Portfolio



------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                                                                                                         10/31
                                                       2001            2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      8.950    $     10.260     $     11.060     $     11.220     $     11.620

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment  income(1)                             0.483           0.548            0.606            0.610            0.721
Net realized and unrealized gain (loss)
     on investments and foreign currencies            0.777          (1.498)          (0.851)           0.037           (0.116)
                                               ------------    ------------     ------------     ------------     ------------
Total from investment operations                      1.260          (0.950)          (0.245)           0.647            0.605
                                               ------------    ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                     --          (0.114)          (0.433)          (0.630)          (0.835)
In excess of net investment income                       --          (0.096)              --               --               --
Distributions from net realized gain
     on investments                                      --              --           (0.122)          (0.177)          (0.170)
Return of capital                                        --          (0.150)              --               --               --
                                               ------------    ------------     ------------     ------------     ------------
Total dividends and distributions                        --          (0.360)          (0.555)          (0.807)          (1.005)
                                               ------------    ------------     ------------     ------------     ------------

Net asset value, end of period                 $     10.210    $      8.950     $     10.260     $     11.060     $     11.220
                                               ============    ============     ============     ============     ============

TOTAL RETURN(2)                                       14.08%          (9.51%)          (2.33%)           6.28%            5.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $    284,830    $    389,290     $    619,795     $    660,741     $    431,076
Ratio of expenses to average net assets                0.60%           0.60%            0.60%            0.60%            0.60%
Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly                          0.70%           0.71%            0.62%            0.62%            0.65%
Ratio of net investment income to
     average net assets                                4.98%           5.71%            5.68%            5.71%            6.28%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly           4.88%           5.60%            5.66%            5.69%            6.23%
Portfolio turnover                                       32%             53%             101%             131%             114%


----------


(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                                        The International Fixed Income Portfolio


                                                                                                                   Period
                                                                                               Year Ended      4/11/97(1)
                                                                                                    10/31         through
                                                      2001           2000            1999            1998        10/31/97
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $     8.110    $     9.910     $    10.750     $    10.660     $    10.000

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                             0.427          0.469           0.564           0.558           0.236
Net realized and unrealized gain (loss)
     on investments and foreign currencies           0.613         (1.752)         (0.877)          0.045           0.474
                                               -----------    -----------     -----------     -----------     -----------
Total from investment operations                     1.040         (1.283)         (0.313)          0.603           0.710
                                               -----------    -----------     -----------     -----------     -----------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                    --         (0.400)         (0.450)         (0.492)         (0.050)
In excess of net investment income                      --         (0.067)             --              --              --
Distributions from net realized gain
     on investments                                     --             --          (0.077)         (0.021)             --
Return of Capital                                       --         (0.050)             --              --              --
                                               -----------    -----------     -----------     -----------     -----------
Total dividends and distributions                       --         (0.517)         (0.527)         (0.513)         (0.050)
                                               -----------    -----------     -----------     -----------     -----------

Net asset value, end of period                 $     9.150    $     8.110     $     9.910     $    10.750     $    10.660
                                               ===========    ===========     ===========     ===========     ===========

TOTAL RETURN(3)                                      12.82%        (13.54%)         (2.96%)          5.96%           7.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)        $    36,989    $    50,389     $    89,351     $    87,997     $    33,734
Ratio of expenses to average net assets               0.60%          0.60%           0.60%           0.60%           0.60%
Ratio of expenses to average net assets
     prior to expense limitation
     and expenses paid indirectly                     0.69%          0.69%           0.64%           0.67%           0.86%
Ratio of net investment income to
     average net assets                               4.87%          5.26%           5.48%           5.47%           6.05%
Ratio of net investment income to
     average net assets prior to expense
     limitation and expenses paid indirectly          4.78%          5.17%           5.44%           5.40%           5.79%
Portfolio turnover                                      60%            82%            127%            104%            145%


----------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.


(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects voluntary expense limitations.

                               APPENDIX A--RATINGS


BONDS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

DELAWARE POOLED TRUST


ADDITIONAL INFORMATION ABOUT THE Portfolios' INVESTMENTS is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios, the Fund and the Foundation Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 231-8002. You may also obtain additional information about the Portfolios from your financial adviser.



You can find reports and other information about the Portfolios on the EDGAR database on the SEC web site (http//www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.



E-MAIL


PooledTrust@delinvest.com



SHAREHOLDER INQUIRIES


Call  us at 800 231-8002



-   For Portfolio information; literature; price, yield and performance figures.


- For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.







Investment Company Act File Number: 811-6322 (The Fund)
                                   811-08457 (The Foundation Funds)



[DELAWARE INVESTMENTS LOGO]

                          [DELAWARE INVESTMENTS LOGO]

                              DELAWARE POOLED TRUST
                       THE INTERNATIONAL EQUITY PORTFOLIO

                                     Class R

                                   PROSPECTUS


                                February 28, 2002




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

                              DELAWARE POOLED TRUST
                       THE INTERNATIONAL EQUITY PORTFOLIO
                                     CLASS R

                                   PROSPECTUS


                                FEBRUARY 28, 2002


Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning investors who desire experienced investment management and place a premium on personal service. This Prospectus offers Class R Shares of The International Equity Portfolio (Portfolio) of the Fund. Class R Shares are available only to defined contribution plans making an initial investment of $5 million or more or to plans not meeting the minimum initial investment criteria but which have total plan assets of $100 million or more.

TABLE OF CONTENTS

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

The International Equity Portfolio                                       PAGE

ADDITIONAL INVESTMENT INFORMATION                                          9

RISK FACTORS                                                              12

MANAGEMENT OF THE FUND                                                    14
Shareholder Services                                                      16

HOW TO PURCHASE SHARES                                                    17
Redemption of Shares                                                      18
Valuation of Shares                                                       20
Dividends and Capital Gains Distributions                                 20
Taxes                                                                     21

FINANCIAL HIGHLIGHTS                                                      22

APPENDIX A                                                                24

PROFILE: THE INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

     THE INTERNATIONAL EQUITY PORTFOLIO SEEKS MAXIMUM LONG-TERM TOTAL RETURN. ALTHOUGH THE PORTFOLIO WILL STRIVE TO ACHIEVE ITS GOAL, THERE IS NO ASSURANCE THAT IT WILL.


WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests, under normal market conditions, at least 65% of its total assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.



The Portfolio has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (the "80% Policy").


Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.


See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


The Portfolio's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. An investment in the Portfolio may be suitable for investors with long-term financial goals. An investment in the Portfolio is nor suitable for investors with short-term financial goals. In addition, short-term market timing activity by shareholders is discouraged as such activity may result in the Portfolio being unable to invest effectively in accordance with its investment objectives and policies or being otherwise adversely affected. Shareholder activity that seems to follow a market timing strategy pattern may be disruptive to the Portfolio and may be refused. Please see the Statement of Additional Information for further information.

HOW HAS THE INTERNATIONAL EQUITY PORTFOLIO PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Portfolio. The Portfolio consists of two classes of shares: the original class of shares offered by the Portfolio, which will be referred to in this Prospectus as the Original Class, and the R Class. We show how returns before tax for the Original Class have varied over the past nine calendar years, as well as average annual returns for one and five years and since inception-- with average annual returns compared to the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index. Class R performance is not provided because that Class was not offered prior to the date of this Prospectus. The annual returns for Class R Shares of the Portfolio are expected to be similar to those of the Original Class because assets of both classes are invested in the same portfolio of securities; however, annual returns will differ to the extent that the Classes do not have the same expense structure. Shares of the Original Class, which are not subject to distribution and service fees, are not offered through this Prospectus. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During certain of the periods shown, Delaware International Advisers Ltd. voluntarily waived fees and paid expenses of the Portfolio. Returns for 1993 and 1994 would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio Original Class) ]

   YEAR-BY-YEAR TOTAL RETURN (The International Equity Portfolio Original Class)

   The International Equity Portfolio
             Original Class
        1993                29.72%
        1994                3.59%
        1995                13.02%
        1996                20.35%
        1997                5.13%
        1998                10.01%
        1999                17.41%
        2000                0.49%
        2001                -9.88%


During the periods illustrated in the bar chart, the Original Class' highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.44% for the quarter ended September 30, 2001.





                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/01



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
THE INTERNATIONAL EQUITY PORTFOLIO ORIGINAL CLASS                                     1 YEAR         5 YEARS         (2/4/92)
------------------------------------------------------------------------------------------------------------------------------------
Return before taxes                                                                    -9.88%         4.22%            8.47%
------------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                   -10.50%         2.38%            6.81%
------------------------------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Portfolio shares                       -5.85%         3.01%            6.52%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                  -21.45%         0.89%            4.72%
------------------------------------------------------------------------------------------------------------------------------------



The Morgan Stanley Capital International EAFE Index is an international index including stocks traded on approximately 21 exchanges in Europe, Australasia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities.



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment when you buy or sell shares of the R Class.

--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as                   none
a percentage of offering price
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested                     none
dividends
--------------------------------------------------------------------------------
Purchase reimbursement fees                                           none
--------------------------------------------------------------------------------
Redemption reimbursement fees                                         none
--------------------------------------------------------------------------------
Exchange fees                                                         none
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Equity Portfolio R Class' assets.


--------------------------------------------------------------------------------
Investment advisory fees                                            0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                               0.20%
--------------------------------------------------------------------------------
Other expenses(1)                                                   0.20%
--------------------------------------------------------------------------------
Total operating expenses                                            1.15%
--------------------------------------------------------------------------------


THIS EXAMPLE is intended to help you compare the cost of investing in Class R of the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Class R expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


--------------------------------------------------------------------------------
1 year                                                                   $  117
--------------------------------------------------------------------------------
3 years                                                                  $  365
--------------------------------------------------------------------------------
5 years                                                                  $  633
--------------------------------------------------------------------------------
10 years                                                                 $1,398
--------------------------------------------------------------------------------



(1) Expenses for this Class are estimates based on actual expenses of the Original Class during its fiscal year ended October 31, 2001.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

ADDITIONAL INVESTMENT INFORMATION

The Portfolio's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If the Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities in which the Portfolio may invest. The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.


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SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of              The Portfolio focuses its investments on common stocks, some of
ownership in a corporation. Stockholders participate            which will be dividend paying stocks.
in the corporation's profits and losses indirectly, as
the value of a corporation's shares tends to change as
the corporation's earnings fluctuate.

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CONVERTIBLE SECURITIES: Usually preferred stocks or             The Portfolio may invest a portion of its assets in convertible
corporate bonds that can be exchanged for a set number          securities in any industry.
of shares of common stock at a predetermined price.
These securities offer higher appreciation potential
than nonconvertible bonds and greater income potential
than nonconvertible preferred stocks.

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AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN                   The Portfolio may invest in sponsored and unsponsored ADRs.  The
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY               Portfolio may also invest in sponsored and unsponsored EDRs and
RECEIPTS (GDRS):  ADRs are receipts issued by a U.S.            GDRs..
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.
(usually a non-U.S. bank or trust company or a foreign
branch of a U.S. bank).  Depositary receipts represent
an ownership interest in an underlying security that
is held by the depositary.  Generally, the underlying
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by
the issuer of the underlying security and the
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of
the issuer of the underlying security.  Generally, the
holder of the depositary receipt is entitled to all
payments of interest, dividends or capital gains that
are made on the underlying security.

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CORPORATE BONDS:  Debt obligations issued by a                  The Portfolio may invest up to 15% of its assets in foreign debt
corporation.                                                    instruments when attractive opportunities are available.

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FOREIGN GOVERNMENT SECURITIES: Debt issued by a                 The fixed-income securities in which the Portfolio may invest
government other than the United States or by an                include those issued by foreign governments.
agency, instrumentality or political subdivision of
such governments.

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U.S. GOVERNMENT SECURITIES: U.S. Treasury securities            The Portfolio may  invest in U.S. government securities for
are backed by the "full faith and credit" of the                temporary purposes or otherwise, as is consistent with its
United States. Securities issued or guaranteed by               investment objective and policies.  These securities are issued or
federal agencies and U.S. government sponsored                  guaranteed as to the payment of principal and interest by the U.S.
instrumentalities may or may not be backed by the               government, or by various agencies or instrumentalities which have
"full faith and credit" of the United States. In the            been established or sponsored by the U.S. government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

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SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a buyer,            While the Portfolio is permitted to do so, it normally does not
such as the Portfolio, and a seller of securities in            invest in repurchase agreements except to invest cash balances or
which the seller agrees to buy the securities back              for temporary defensive purposes.  In order to enter into these
within a specified time at the same price the buyer             repurchase agreements, the Portfolio must have collateral of at
paid for them, plus an amount equal to an agreed upon           least 102% of the repurchase price.  The Portfolio will only enter
interest rate. Repurchase agreements are often viewed           into repurchase agreements in which the collateral is comprised of
as equivalent to cash.                                          U.S. government securities. The Portfolio may invest no more than
                                                                10% of net assets in repurchase agreements having a maturity in excess of seven days.

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RESTRICTED SECURITIES: Privately placed securities              The Portfolio may invest in restricted securities, including
whose resale is restricted under securities law.                securities eligible for resale without registration pursuant to
                                                                Rule 144A under the Securities Act of 1933. To the extent
                                                                restricted securities are illiquid, the Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities" below.

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ILLIQUID SECURITIES: Securities that do not have a              The Portfolio may invest no more than 10% of net assets in illiquid
ready market, and cannot be easily sold within seven            securities.
days at approximately the price that the Fund has
valued them. Illiquid securities include repurchase
agreements maturing in more than seven days.

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM DEBT INVESTMENTS: These instruments include          The Portfolio may invest in these instruments either as a means to
(1) time deposits, certificates of deposit and bankers          achieve its investment objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank; (2)               defensive investments or pending investment in the Portfolio's
commercial paper of the highest quality rating; (3)             principal investment securities.  When investing all or a
short-term debt obligations with the highest quality            significant portion of the Portfolio's assets in these instruments,
rating; (4) U.S. government securities; and (5)                 the Portfolio may not be able to achieve its investment objective.
repurchase agreements collateralized by those
instruments.

------------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Time deposits are non-negotiable                 Time deposits maturing in more than seven days will not be
deposits maintained in a banking institution for a              purchased by the Portfolio, and  time deposits maturing from two
specified period of time at a stated interest rate.             business days through seven calendar days will not exceed 10% of the total assets of the Portfolio.

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WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES: In these           The Portfolio may purchase securities on a when-issued or delayed
transactions, instruments are purchased with payment            delivery basis. The Portfolio may not enter into when-issued
and delivery taking place in the future in order to             commitments exceeding in the aggregate 15% of the market value of
secure what is considered to be an advantageous yield           the Portfolio's total assets less liabilities other than the
or price at the time of the transaction. The payment            obligations created by these commitments. The Portfolio will
obligations and the interest rates that will be                 designate cash or securities in amounts sufficient to cover its
received are each fixed at the time a Portfolio enters          obligations, and will value the designated assets daily.
into the commitment and no interest accrues to the
Portfolio until settlement. Thus, it is possible that
the market value at the time of settlement could be
higher or lower than the purchase price if the general
level of interest rates has changed.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: These transactions involve the              The Portfolio may loan up to 25% of its assets to qualified
loan of securities owned by the Portfolio to qualified          brokers/dealers or institutional investors.  These transactions, if
dealers and investors for their use relating to                 any, may generate additional income for the Portfolio.
short-sales or other securities transactions.

------------------------------------------------------------------------------------------------------------------------------------
BORROWING FROM BANKS:  The Portfolio may have                   The Portfolio may borrow money as a temporary measure or to
pre-existing arrangements with banks that permit them           facilitate redemptions. The Portfolio has no intention of
to borrow money from time to time.                              increasing its net income through borrowing.

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------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS:  The Portfolio will              Although the Portfolio values its assets daily in terms of U.S.
invest in securities of foreign issuers and may hold            dollars, it does not intend to convert its holdings of foreign
foreign currency. In addition, the Portfolio may enter          currencies into U.S. dollars on a daily basis. The Portfolio may,
into contracts to purchase or sell foreign currencies           however, from time to time, purchase or sell foreign currencies
at a future date (i.e., a "forward foreign currency"            and/or engage in forward foreign currency transactions in order to
contract or "forward" contract). A forward contract             expedite settlement of Portfolio transactions and to minimize
involves an obligation to purchase or sell a specific           currency value fluctuations.
currency at a future date, which may be any fixed
number of days from the date of the contract, agreed
upon by the parties, at a price set at the time of the
contract. The Portfolio may enter into forward
contracts to "lock-in" the price of a security it has
agreed to purchase or sell, in terms of U.S. dollars
or other currencies in which the transaction will be
consummated.

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RISK FACTORS

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

------------------------------------------------------------------------------------------------------------------------------------
RISKS                                                            HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN RISK is the risk that foreign securities may             The Portfolio will invest in securities of foreign issuers, which
be adversely affected by political instability,                  normally are denominated in foreign currencies, and may hold
changes in currency exchange rates, foreign economic             foreign currencies directly.  We attempt to reduce the risks
conditions or inadequate regulatory and accounting               presented by such investments by conducting world-wide
standards. In addition, there is the possibility of              fundamental research with an emphasis on company visits.  In
expropriation, nationalization or confiscatory                   addition, we monitor current economic and market conditions and
taxation, taxation of income earned in foreign nations           trends, the political and regulatory environment and the value of
or other taxes imposed with  respect to investments in           currencies in different countries in an effort to identify the
foreign nations, foreign exchange controls, which may            most attractive countries and securities.  Additionally, when
include suspension of the ability to transfer currency           currencies appear significantly overvalued compared to average
from a given country, and default in foreign                     real exchange rates, the Portfolio may hedge exposure to those
government securities.  As a result of these factors,            currencies for defensive purposes.
foreign securities markets may be less liquid and more
volatile than U.S. markets and the Portfolios may
experience difficulties and delays in converting
foreign currencies back into U.S. dollars.  Such
events may cause the value of certain foreign
securities to fluctuate widely and may make it
difficult to accurately value foreign securities.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Portfolios may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Portfolios.

------------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an                   The Portfolio may be affected by changes in currency rates and
investment may be negatively affected by changes in              exchange control regulations and may incur costs in connection
foreign currency exchange rates.  Adverse changes in             with conversions between currencies.  To hedge this currency risk
exchange rates may reduce or eliminate any gains                 associated with investments in non-U.S. dollar denominated
produced by investments that are denominated in                  securities, the Portfolio may invest in forward foreign currency
foreign currencies and may increase losses.                      contracts.  Those activities pose special risks which do not typically arise in connection with investments in U.S.
                                                                 securities.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RISKS                                                            HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the            The value of the Portfolio's holdings, whether equity or
securities in a certain market - like the stock or               fixed-income in orientation, fluctuates in response to events
bond market - will decline in value because of factors           affecting markets.  In a declining market environment, the value
such as economic conditions, future expectations or              of the Portfolio's securities will generally decline as well.  We
investor confidence.                                             maintain a long-term approach and focus on securities that we believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations.
                                                                 Generally, we do not try to predict overall market movements or trade for short-term purposes.

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK is the risk that the value            We limit the amount of the Portfolio's assets invested in any one
of securities in a particular industry or the value of           industry, as is consistent with that Portfolio's investment
an individual stock or bond will decline because of              objective.  To seek to reduce these risks for the Portfolio, we
changing expectations for the performance of that                limit investments in any individual security and we follow a
industry or for the individual company issuing the               rigorous selection process before choosing securities for the
stock or bond.  Portfolios that concentrate their                Portfolio.
investments in a particular industry or individual
security are considered to be subject to greater risks
than Portfolios that are not concentrated.

------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,                  The Portfolio may be subject to various interest rate risks. We
particularly bonds with longer maturities, will                  cannot eliminate that risk, but we do try to address it by
decrease in value if interest rates rise and increase            monitoring economic conditions, especially interest rate trends
in value if interest rates fall.                                 and their potential impact on the Portfolio. The Portfolio limits its investments in foreign fixed-income securities to no more than 15% of its assets and uses such investments on a limited basis when we believe that foreign fixed-income securities offer attractive opportunities relative to those offered through equity securities or short-term investments.

------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility that the                The Portfolio may invest a portion of its assets in securities of
risks associated with international investing will be            issuers located in emerging markets. The Portfolio cannot
greater in emerging markets than in more developed               eliminate these risks but will attempt to reduce these risks
foreign markets because, among other things, emerging            through portfolio diversification, credit analysis, and attention
markets may have less stable political and economic              to trends in the economy, industries and financial markets and
environments. In addition, in many emerging markets,             other relevant factors.
there is substantially less publicly available
information about issuers and the information that is
available tends to be of a lesser quality. Economic
markets and structures tend to be less mature and
diverse and the securities markets which are subject
to less government regulation or supervision may also
be smaller, less liquid and subject to greater price
volatility.

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities                We limit the Portfolio's exposure to illiquid securities as
cannot be readily sold within seven days at                      described under "Additional Investment Information - Illiquid
approximately the price that the Portfolio values them.          Securities."

------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION COSTS RISK is the risk that the cost of              The Portfolio is subject to transaction costs risk. We strive to
buying, selling and holding foreign securities,                  monitor transaction costs and to choose an efficient trading
including brokerage, tax and custody costs, may be               strategy for the Portfolio.
higher than those involved in domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

TRUSTEES

The business and affairs of the Portfolio are managed under the direction of the Fund's Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's officers and trustees.

PORTFOLIO MANAGERS

FIONA A. BARWICK

Senior Portfolio Manager - Delaware International Advisers Ltd.

Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

ELIZABETH A. DESMOND

Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd.

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

CLIVE A. GILLMORE

Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd.

A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The International Equity Portfolio since March 1999.

NIGEL G. MAY

Director/Senior Portfolio Manager/Regional Research Director - Delaware International Advisers Ltd.

Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

DAVID G. TILLES


Managing Director/Chief Executive Officer/Chief Investment Officer - Delaware International Advisers Ltd.


Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.



INVESTMENT ADVISERS

Delaware International Advisers Ltd. ("Delaware International") furnishes investment advisory services to The International Equity Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware International has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under the Agreement, Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware International's responsibility to make investment decisions for the Portfolio. Delaware International was paid an aggregate fee for the last fiscal year of 0.75% of the Portfolio's average daily net assets.

Delaware International is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

From time to time, certain institutional separate accounts advised by Delaware International or by other advisers affiliated with Delaware International, may invest in the Portfolio. The Portfolio may experience relatively large investments or redemptions as a result of institutional separate accounts either purchasing or redeeming the Portfolio's shares. These transactions may affect the Portfolio, since the Portfolio may be required to sell portfolio securities to meet any such redemptions, and the Portfolio will need to invest any cash that it receives as a result of such purchases. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. Delaware International is committed to minimizing the impact of such transactions on the Portfolio. In addition, Delaware International and its affiliated advisers, as advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolio to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.


ADMINISTRATOR


Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware International and also an indirect subsidiary of Lincoln National, provides the Fund with administrative services pursuant to the Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Shareholders Services Agreement, the Fund pays DSC an annual asset based fee, payable monthly. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.


DISTRIBUTOR


Delaware Distributors, L.P. ("DDLP"), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Portfolio upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Portfolio. DDLP is an affiliate of Delaware International and DSC, and also an indirect subsidiary of Lincoln National.


The Fund has adopted a Plan, on behalf of the R Class, under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the R Class to pay distribution and service fees for the sale and distribution of its shares and for services provided with respect to shareholder accounts. The distribution and service fees may be retained by DDLP or used by DDLP in a manner determined to be appropriate to help offset the cost of shareholder and plan recordkeeping. Because these fees are paid out of the R Class' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CUSTODIAN BANK


JP Morgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

INDEPENDENT AUDITORS


Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.





                              SHAREHOLDER SERVICES

The shareholder services described in this section are generally provided to the sponsor or trustee of the defined contribution plan that has invested in Class R Shares on behalf of the participants in the plan. Participants in a defined contribution plan that has invested in Class R Shares should contact their employer (or the party designated by their employer) for information about their investment in Class R Shares or their investment options.

Reports and Other Services. The Fund will provide shareholders with the following information:

-    Audited annual financial reports.

-    Unaudited semi-annual financial reports.

- Detailed monthly appraisals of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.


A dedicated telephone number, 800 509-3863, is available for inquiries from plan sponsors during normal business hours. The net asset values for the R Class of the Portfolio may also be obtained by calling this number. Written correspondence should be addressed to:



                   Delaware Investments
                   2005 Market Street
                   Philadelphia, PA 19103-7094
                   Attention: Special Services


Participants in a defined contribution plan that has invested in Class R Shares should contact their plan's recordkeeper for information about their account.

EXCHANGE PRIVILEGE

Class R Shares of the Portfolio may be exchanged for Class A or Institutional Class shares of the other funds in the Delaware Investments Family of Funds based on the respective net asset values of the shares involved. In addition, Class A and Institutional Class shares of other funds in the Delaware Investments Family of Funds may be exchanged for Class R Shares of the Portfolio, subject to satisfying the Class R Shares' eligibility requirements described below. An exchange would be considered a taxable event in instances where a shareholder is subject to tax. Defined contribution plans are generally not subject to tax and participants in a defined contribution plan are generally not subject to tax until they make a withdrawal from their plan account. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to shareholders.

Exchange requests made on behalf of participants in a defined contribution plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

Plan sponsors should call the Fund for further information on how to exchange. Class A and Institutional Class in the other funds in the Delaware Investments Family of Funds have certain eligibility requirements and a determination as to which class of such other funds will be made available to a Class R Shareholder wishing to make an exchange will be based on satisfying the eligibility requirements.

                             HOW TO PURCHASE SHARES

Class R Shares of the Portfolio are offered directly to defined contribution plans making an initial investment of $5 million or more or to plans not meeting the minimum initial investment criteria but in which total assets in the plan equal or exceed $100 million. Plan sponsors will be asked to certify as to the plan's eligibility to invest in the R Class when opening an account.

Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Portfolio as part of their retirement program should contact their employer for details.

PURCHASE PRICE. Shares may be purchased by eligible investors at the Portfolio's net asset value per share (NAV), which is normally calculated as of the close of the New York Stock Exchange's (NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

IN-KIND PURCHASES. Eligible investors in the Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware International to make investments in the Portfolio by a contribution of securities in-kind to the Portfolio.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.


The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's adviser will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors required to follow these procedures should contact the Fund at 800 509-3863 for further information.


HOW TO PURCHASE SHARES BY FEDERAL FUNDS WIRE

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:


- First, telephone the Fund at 800 509-3863 and provide us with the account name, address, telephone number, Tax Identification Number, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.



- Second, complete the Account Registration Form and fax it to Special Services Department at 267 256-8990. The original should be mailed to:

                            Delaware Investments
                            2005 Market Street
                            Philadelphia, PA 19103-7094
                            Attn: Special Services


- Third, instruct your bank to wire the specified amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account # 8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include a reference to the International Equity Portfolio Class R, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and The Chase Manhattan Bank, the Fund's custodian, are open for business.


HOW TO PURCHASE SHARES BY MAIL

Purchases of shares of the Portfolio may also be made by mailing a check payable to The International Equity Portfolio Class R to the above address. Please be sure to complete the Account Registration Form and deliver it along with your check.

ADDITIONAL INVESTMENTS

You may add to your account at any time and in any amount. Procedures are the same as those to be followed for a new account.


                              REDEMPTION OF SHARES

Redemption requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of the Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

BY MAIL OR FAX MESSAGE

The Portfolio will redeem its shares at the net asset value next determined after the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

- A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

- If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.


                                Send your requests to:
                                Delaware Investments
                                Attn: Special Services
                                2005 Market Street
                                Philadelphia, PA 19103-7094

                                FAX #  267 256-8990


BY TELEPHONE


- If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1.800.509.3863 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.


- Shares cannot be redeemed by telephone if stock certificates are held for those shares or in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

- Redemption requests will be priced at the net asset value next determined after the request is received.

- The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

- To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request.

- In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

- The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

REDEMPTIONS IN-KIND OR SIMILAR PROCEDURES. Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares.

Eligible investors who have an existing investment counseling relationship with Delaware International, or its affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.


IMPORTANT REDEMPTION INFORMATION. Because the Fund's shares are sold to institutions with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 509-3863, and giving notification of your future intentions.


Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

As noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by the Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of the holdings of a plan in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a plan would be notified and given 90 days to make alternative plans before the redemption is processed.



                               VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is normally determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available at the time when net assets are valued. Securities listed on a U.S. securities exchange for which market quotations are available are normally valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted domestic equity securities are normally valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

U.S. government securities are normally priced at the mean of the bid and ask price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For other assets and securities for which no quotations are readily available (including restricted securities) we use methods approved by the Fund's Board of Trustees that are designed to price securities at their fair market value.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The International Equity Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.


                                      TAXES

GENERAL

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

FOREIGN TAXES

The Portfolio may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders subject to income tax of the Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of Class R of The International Equity Portfolio. Because Class R had not commenced operations as of the date of this Prospectus, the highlights shown on this page are those of the Original Class and do not reflect the Rule 12b-1 distribution and service expenses to which Class R is subject. Future per share data will reflect the deduction of such expenses for the Class R Shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Original Class of the Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 509-3863.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 The International Equity Portfolio
                                                                                                                     Original Class

                                                                                                                         Year Ended
                                                                                                                              10/31
                                                           2001             2000             1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     17.640     $     17.410     $     15.870     $     15.860     $     14.780

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                  0.335            0.379            0.329            0.400            0.329
Net realized and unrealized gain (loss)
     on investments and foreign currencies               (1.498)           0.216            1.596            0.370            1.271
                                                   ------------     ------------     ------------     ------------     ------------
Total from investment operations                         (1.163)           0.595            1.925            0.770            1.600
                                                   ------------     ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                     (0.539)          (0.235)          (0.385)          (0.610)          (0.520)
Distributions from net realized gain
     on investments                                      (3.302)          (0.130)              --           (0.150)              --
In excess of net realized gain on investments            (0.056)              --               --               --               --
                                                   ------------     ------------     ------------     ------------     ------------
Total dividends and distributions                        (3.897)          (0.365)          (0.385)          (0.760)          (0.520)
                                                   ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                     $     12.580     $     17.640     $     17.410     $     15.870     $     15.860
                                                   ============     ============     ============     ============     ============

TOTAL RETURN(2)                                           (9.31%)           3.35%           12.31%            4.96%           11.01%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $    409,295     $    545,667     $    820,644     $    616,229     $    500,196
Ratio of expenses to average net assets                    0.95%            0.90%            0.89%            0.91%            0.93%
Ratio of net investment income to
     average net assets                                    2.32%            2.11%            1.91%            2.50%            2.21%
Portfolio turnover                                           13%              19%               6%               5%               8%
------------------------------------------------------------------------------------------------------------------------------------



(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.



(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                               APPENDIX A--RATINGS

BONDS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

DELAWARE POOLED TRUST
THE INTERNATIONAL EQUITY PORTFOLIO


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENTS is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the report period. You can find more detailed information about the Portfolio and the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Portfolio, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 509-3863.



You can find reports and other information about the Portfolio on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolio, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com


CLIENT SERVICE REPRESENTATIVE AND DELAPHONE SERVICE
800 509-3863


- For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.



Registrant's Investment Company Act File Number: 811-6322

THE INTERNATIONAL EQUITY PORTFOLIO SYMBOLS


                                                     CUSIP
Class R                                              246248629


[DELAWARE INVESTMENTS LOGO]

[DELAWARE INVESTMENTS LOGO]

                                                                    VALUE EQUITY


[NUTS AND BOLTS GRAPHIC]

                    Prospectus

                    February 28, 2002



                    DELAWARE


                    REIT Fund

                    Class A  -  Class B  -  Class C

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

1
Table of contents


                             ...........................................................
                            FUND PROFILE                                     page 2
                            Delaware REIT Fund                                    2
                             ...........................................................
                            HOW WE MANAGE THE FUND                           page 6
                            Our investment strategies                             6
                            The securities we typically invest in                 6
                            The risks of investing in the Fund                    8
                             ...........................................................
                            WHO MANAGES THE FUND                            page 10
                            Investment manager                                   10
                            Portfolio managers                                   10
                            Who's who?                                           11
                             ...........................................................
                            ABOUT YOUR ACCOUNT                              page 12
                            Investing in the Fund                                12
                              Choosing a share class                             12
                            How to reduce your sales charge                      14
                            How to buy shares                                    15
                            Retirement plans                                     16
                            How to redeem shares                                 17
                            Account minimums                                     18
                            Special services                                     19
                            Dividends, distributions and taxes                   20
                            Certain management considerations                    20
                             ...........................................................
                            FINANCIAL HIGHLIGHTS                            page 22
                             ...........................................................
                            GLOSSARY                                        page 24

Profile: Delaware REIT Fund

WHO should INVEST IN THE FUND?



             - Investors seeking a high level of long term total return.





             - Investors willing to invest in equity securities of companies principally engaged in the real estate industry.



             - Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

WHO should not INVEST IN THE FUND?

             - Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.





             - Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.



WHAT ARE THE FUND'S GOALS?



        The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goal, there is no assurance that it will.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).


The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs (the "80% policy").


In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

 - retain a substantial portion of the properties' cashflow;
 - effectively use capital to expand;

 - have a strong ability to raise rents; and

 - can create a franchise value for the REIT.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.


Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.



The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

3

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


THIS BAR CHART AND TABLE can help you evaluate the potential risks of investing in the Fund. We show how returns before taxes for the Fund's Class A shares have varied over the past six calendar years, as well as average annual returns of all shares for one-year, five-year and since inception. Beginning November 11, 1997, a 12b-1 fee has been assessed annually. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.



YEAR-BY-YEAR TOTAL RETURN (Class A)



[YEAR BY YEAR TOTAL RETURN (CLASS A) BAR CHART]



                        DELAWARE REIT FUND
     1996                     41.81%
     1997                     31.34%
     1998                    -12.37%
     1999                     -2.80%
     2000                     32.51%
     2001                      8.46%



During the periods illustrated in this bar chart, Class A's highest return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

                                                                               4
Profile: Delaware REIT Fund (continued)

AVERAGE ANNUAL RETURNS

for periods ending 12/31/01


-----------------------------------


                                                                      1 YEAR    5 YEARS    LIFETIME***
                                                     Class A return
                                                      before taxes**   2.19%      8.67%         14.16%
                                                     Class A return
                                                      after taxes on
                                                      distributions    0.10%      6.16%         11.22%
                                                     Class A return
                                                      after taxes on
                                                      distributions
                                                      and sale of
                                                      Fund shares      1.89%      5.87%         10.34%
                                                     Class B return
                                                      before taxes*    2.70%        N/A          5.13%
                                                     Class C return
                                                      before taxes*    6.70%        N/A          5.51%
                                                     NAREIT Equity
                                                      REIT Index
                                                      (reflects no
                                                      deduction for
                                                      fees,
                                                      expenses, or
                                                      taxes)          13.93%      6.38%         11.52%



The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.



After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.



 *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for before taxes for Class B would be 7.70% and 5.51% for the one-year and lifetime periods, respectively. If shares were not redeemed, returns before taxes for Class C would be 7.70% and 5.51% for the one-year and lifetime periods, respectively.



 **Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.



***Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B and Class C shares of the Fund were December 6, 1995, November 11, 1997 and November 11, 1997, respectively. NAREIT Equity REIT Index returns are for Class A lifetime. The Index return for Class B and Class C lifetimes was 4.14%.

5

WHAT ARE THE FUND'S FEES AND EXPENSES?

----------------------------------
SALES CHARGES are fees paid
directly from your investments
when you buy or sell shares of the
Fund.

CLASS                                                             A        B        C
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                  5.75%     None     None
Maximum contingent deferred sales charge (load)
 as a percentage of original purchase price or
 redemption price, whichever is lower                          None(1)    5%(2)    1%(3)
Maximum sales charge (load) imposed on
 reinvested dividends                                          None     None     None
Redemption fees                                                None     None     None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are
deducted from the Fund's assets.


Management Fees                                               0.75%    0.75%    0.75%
Distribution and service (12b-1) fees                         0.25%(4) 1.00%    1.00%
Other expenses                                                0.35%    0.35%    0.35%
Total operating expenses(5)                                   1.35%    2.10%    2.10%


----------------------------------
THIS EXAMPLE is intended to help
you compare the cost of investing
in the Fund to the cost of
investing in other mutual funds
with similar investment
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000
with an annual 5% return over the
time shown.(6) This is an example
only, and does not represent
future expenses, which may be
greater or less than those shown
here.


                                                                                                B                               C
CLASS(7)                                                        A               B   (IF REDEEMED)               C   (IF REDEEMED)
1 year                                                       $705            $213            $713            $213            $313
3 years                                                      $978            $658            $958            $658            $658
5 years                                                    $1,272          $1,129          $1,329          $1,129          $1,129
10 years                                                   $2,105          $2,240          $2,240          $2,431          $2,431



(1)A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.


(2)If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3)Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4)Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets, but the Board of Trustees has set the fee at 0.25% of average daily net assets.


(5)Effective March 1, 2002, the investment manager has contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.15% of average daily net assets.



(6)The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.


(7)The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs.


We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

THE SECURITIES WE
  TYPICALLY INVEST IN
                  Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


                           SECURITIES                                                   HOW WE USE THEM
  REAL ESTATE INVESTMENT TRUSTS: A company, usually traded        We may invest without limit in shares of REITs.
  publicly, that manages a portfolio of real estate to earn
  profits for shareholders.
  REITs are generally classified as equity REITs, mortgage
  REITs or a combination of equity and mortgage REITs. Equity
  REITs invest the majority of their assets directly in real property, derive income primarily from the collection of
  rents and can realize capital gains by selling properties
  that have appreciated in value. Mortgage REITs invest the
  majority of their assets in real estate mortgages and derive income from the collection of interest payments. By
  investing in REITs indirectly through the Fund, a
  shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.
  REAL ESTATE INDUSTRY OPERATING COMPANIES: We consider a REOC    We may invest without limit in REOCs.
  to be a company that derives at least 50% of its gross
  revenues or net profits from
  (1) Ownership, development, construction, financing,
      management or sale of commercial, industrial or
      residential real estate, or
  (2) products or services related to the real estate
      industry, such as building supplies or mortgage
      servicing.
  FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:            The Fund's investments may from time to time include
  Securities of foreign entities issued directly or, in the       sponsored or unsponsored American Depositary Receipts that
  case of American Depositary Receipts, through a U.S. bank.      are actively traded in the United States.
  ADRs represent the bank's holdings of a stated number of
  shares of a foreign corporation. An ADR entitles the holder     We may invest up to 10% of the Fund's assets in foreign
  to all dividends and capital gains earned by the underlying     securities.
  foreign shares. ADRs are bought and sold the same as U.S.
  securities.

7



                           SECURITIES                                                   HOW WE USE THEM
  OPTIONS AND FUTURES: Options represent a right to buy or        If we have stocks that appreciated in price, we may want to
  sell a security or group of securities at an agreed upon        protect those gains when we anticipate adverse conditions.
  price at a future date. The purchaser of an option may or       We might use options or futures to neutralize the effect of
  may not choose to go through with the transaction.              any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
  Writing a covered call option on a security obligates the       market segment without purchasing individual securities in
  owner of the security to sell it at an agreed upon price on     that segment. We might use this approach if we had excess
  an agreed upon date (usually no more than nine months in the    cash that we wanted to invest quickly.
  future). If the Fund owns a security and writes a covered
  call on that security, the Fund will receive a premium          We might use covered call options if we believe that doing
  payment from the purchaser of the call, but if the security     so would help the Fund to meet its investment objective.
  appreciates to a price greater than the agreed upon selling
  price, the Fund would lose out on those gains.                  Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.
  Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.
  Options and futures are generally considered to be
  derivative securities.
  REPURCHASE AGREEMENTS: An agreement between a buyer of          Typically, we use repurchase agreements as a short-term
  securities, such as the Fund, and a seller of securities, in    investment for our cash position. In order to enter into
  which the seller agrees to buy the securities back within a     repurchase agreements, the Fund must have collateral of 102%
  specified time at the same price the buyer paid for them,       of the repurchase price. Except when we believe a temporary
  plus an amount equal to an agreed upon interest rate.           defensive approach is appropriate, the Fund will not hold
  Repurchase agreements are often viewed as equivalent to         more than 5% of its total assets in cash or other short-term
  cash.                                                           investments. All short-term investments will be rated AAA by
                                                                  Standard & Poor's or Aaa by Moody's Investors Service or if
                                                                  unrated, be of comparable quality, based on our evaluation.
                                                                  The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities.
  RESTRICTED SECURITIES: Privately placed securities whose        We may invest in privately placed securities that are
  resale is restricted under securities law.                      eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                  Securities. We may invest without limitation in Rule 144A
                                                                  Securities that are deemed to be liquid. Illiquid Rule 144A
                                                                  Securities together with other restricted securities are
                                                                  limited to 15% of total Fund assets.
  ILLIQUID SECURITIES: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
  market, and cannot be sold within seven days at                 securities.
  approximately the price that a fund has valued them.


The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities as well as, mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.


PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

                                                                               8
How we manage the Fund (continued)


THE RISKS OF INVESTING IN THE FUND Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
  MARKET RISK is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
  securities in a certain market -- like the stock or bond        securities we believe can appreciate over an extended time
  market -- will decline in value because of factors such as      frame regardless of interim market fluctuations. We do not
  economic conditions, future expectations or investor            try to predict overall market movements and generally do not
  confidence.                                                     trade for short-term purposes.
                                                                  We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
  INDUSTRY AND SECURITY RISK is the risk that the value of        In Delaware REIT Fund we hold a number of different
  securities in a particular industry or the value of an          individual securities, seeking to manage security risk.
  individual stock or bond will decline because of changing       However, we do concentrate on the real estate industry. As a
  expectations for the performance of that industry or for the    consequence, the share price of the Fund may fluctuate in
  individual company issuing the stock or bond.                   response to factors affecting that industry, and may
                                                                  fluctuate more widely than a portfolio that invests in a
                                                                  broader range of industries. The Fund may be more
                                                                  susceptible to any single economic, political or regulatory occurrence affecting the real estate industry.
  INTEREST RATE RISK is the risk that securities will decrease    Delaware REIT Fund is subject to interest rate risk. If the
  in value if interest rates rise and conversely rise in value    Fund invests in real estate investment trusts that hold
  when interest rates fall.                                       fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if
                                                                  interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                  obligations. We strive to manage this risk by monitoring
                                                                  interest rates and evaluating their potential impact on
                                                                  securities already in the portfolio or those we are
                                                                  considering for purchase.
  REAL ESTATE INDUSTRY RISKS include among others:                Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry. We
  - possible declines in the value of real estate;                will strive to manage these risks through careful selection
  - risks related to economic conditions;                         of individual REIT securities; however, investors should
  - possible shortage of mortgage funds;                          carefully consider these risks before investing in the Fund.
  - overbuilding and extended vacancies;
  - increased competition;
  - changes in property taxes, operating expenses or zoning
  laws;
  - costs of environmental clean-up, or damages from natural disasters;
  - limitations or fluctuations in rent payments;
  - cashflow fluctuations; and
  - defaults by borrowers.
  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
  Code and/or failing to qualify for an exemption from
  registration as an investment company under the Investment
  Company Act of 1940.

9



                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
  NON-DIVERSIFIED FUNDS: Non-diversified investment companies     Delaware REIT Fund is a non-diversified fund and subject to
  have the flexibility to invest as much as 50% of their          this risk. Nevertheless, we typically hold securities from a
  assets in as few as two issuers with no single issuer           variety of different issuers, representing different sectors
  accounting for more than 25% of the portfolio. The remaining    of the real estate industry. We also perform extensive
  50% of the portfolio must be diversified so that no more        analysis on all securities. We are particularly diligent in
  than 5% of a fund's assets is invested in the securities of     reviewing securities that represent a larger percentage of
  a single issuer. Because a non-diversified fund may invest      portfolio assets.
  its assets in fewer issuers, the value of fund shares may
  increase or decrease more rapidly than if the fund were
  fully diversified.
  FOREIGN RISK is the risk that foreign securities may be         We may invest up to 10% of the Delaware REIT Fund's total
  adversely affected by political instability, changes in         assets in foreign securities; however we typically invest
  currency exchange rates, foreign economic conditions or         only a small portion of assets in foreign securities, so
  inadequate regulatory and accounting standards.                 this is not expected to be a major risk to the Fund.
  LIQUIDITY RISK is the possibility that securities cannot be     We limit exposure to illiquid securities.
  readily sold within seven days at approximately the price
  that the Fund has valued them.
  FUTURES AND OPTIONS RISKS is the possibility that a fund may    Delaware REIT Fund may use futures contracts and options on
  experience a loss if it employs an options or futures           futures contracts, as well as options on securities for
  strategy related to a security or a market index and that       hedging purposes. We limit the amount of the Fund's assets
  security or index moves in the opposite direction from what     that may be committed to these strategies. Our obligations
  the manager anticipated. Futures and options also involve       related to futures and options transactions will not exceed
  additional expenses, which could reduce any benefit or          20% of the Fund's total assets and we will not enter into
  increase any loss that the Fund experiences from using the      additional futures contracts or options on them if more than
  strategy.                                                       5% of the Fund's assets would be required as margin deposits or premiums on the options.
  Options and futures contracts on foreign currencies, and
  forward contracts, entail particular risks related to
  conditions affecting the underlying currency.

                                                                              10
Who manages the Fund


            INVESTMENT
              MANAGER
                  The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.69% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager. Effective March 1, 2001, the level of the waiver changed. Had the new waiver been in place throughout the last fiscal year, the Manager would have been paid a fee equal to 0.75% of the Fund's average daily net assets.


               PORTFOLIO
             MANAGERS
                  Damon J. Andres and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.


                  DAMON J. ANDRES, Vice President/Portfolio Manager, earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.



                  THOMAS J. TROTMAN, Vice President/Portfolio Manager, earned a bachelor's degree in accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.

11


Who's who?
      This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.



                               BOARD OF TRUSTEES

INVESTMENT MANAGER                           THE FUND                            CUSTODIAN
Delaware Management Company                                                 JPMorgan Chase Bank
2005 Market Street                                                          4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                 Brooklyn, NY 11245

PORTFOLIO MANAGERS                          DISTRIBUTOR                     SERVICE AGENT
(see page 10 for details)           Delaware Distributors, L.P.             Delaware Service Company, Inc.
                                    2005 Market Street                      2005 Market Street
                                    Philadelphia, PA 19103-7094             Philadelphia, PA 19103-7094

                                    FINANCIAL INTERMEDIARY WHOLESALER
                                    Lincoln Financial Distributors, Inc.
                                    2001 Market Street
                                    Philadelphia, PA 19103-7055

                                         FINANCIAL ADVISORS

                                            SHAREHOLDERS



BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.


SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


FINANCIAL ADVISORS Financial advisors provide advice to their clients -- analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

                                                                              12
About your account


INVESTING IN
THE FUND
      You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.



CHOOSING A SHARE CLASS

A CLASS
- Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.
- If you invest $50,000 or more, your front-end sales charge will be reduced.
- You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.
- Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently no more than 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.
- Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.



CLASS A SALES CHARGES

                              SALES CHARGE AS %         SALES CHARGE AS %        DEALER'S COMMISSION AS
AMOUNT OF PURCHASE            OF OFFERING PRICE         OF AMOUNT INVESTED        % OF OFFERING PRICE
Less than $50,000                  5.75%                       6.10%                       5.00%
   $50,000 but                     4.75%                       4.99%                       4.00%
 under $100,000
  $100,000 but                     3.75%                       3.90%                       3.00%
 under $250,000
  $250,000 but                     2.50%                       2.56%                       2.00%
 under $500,000
  $500,000 but                     2.00%                       2.04%                       1.60%
under $1 million

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

  $1 million up to $5              None                         None                       1.00%
        million
   Next $20 million                None                         None                       0.50%
   up to $25 million
Amount over $25 million            None                         None                       0.25%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares.
However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.



13

         CLASS
         B          - Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.
                    - If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent
                      deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
                    - Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.
                    - For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.
                    - Because of the higher 12b-1 fees, Class B shares have
                      higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
                    - Approximately eight years after you buy them, Class B
                      shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently no more than 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.
                    - You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


          CLASS C   - Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.
                    - Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.
                    - Class C shares are subject to an annual 12b-1 fee no
                      greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.
                    - Because of the higher 12b-1 fees, Class C shares have
                      higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.
                    - Unlike Class B shares, Class C shares do not automatically convert into another class.
                    - You may purchase any amount less than $1,000,000 of Class
                      C shares at any one time. The limitation on maximum purchases varies for retirement plans.


                  Each share class described in the Prospectus has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                              14
About your account (continued)


    HOW TO REDUCE YOUR
          SALES CHARGE
                  We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs.




                                                                        SHARE CLASS
      PROGRAM                 HOW IT WORKS                 A                 B                  C
                                                                     Although the Letter of Intent and
 Letter of Intent     Through a Letter of Intent          X          Rights of Accumulation do not apply
                      you agree to invest a certain                  to the purchase of Class B and Class
                      amount in Delaware                             C shares, you can combine your
                      Investments Funds (except                      purchase of Class A shares with your
                      money market funds with no                     purchase of Class B and Class C
                      sales charge) over a 13-month                  shares to fulfill your Letter of
                      period to qualify for reduced                  Intent or qualify for Rights of
                      front-end sales charges.                       Accumulation.

 Rights of            You can combine your holdings       X
 Accumulation         or purchases of all funds in
                      the Delaware Investments
                      family (except money market
                      funds with no sales charge)
                      as well as the holdings and
                      purchases of your spouse and
                      children under 21 to qualify
                      for reduced front-end sales
                      charges.

 Reinvestment of      Up to 12 months after you      For Class A,    For Class B, your    Not available.
 Redeemed Shares      redeem shares, you can         you will not    account will be
                      reinvest the proceeds without  have to pay an  credited with the
                      paying a sales charge as       additional      contingent deferred
                      noted to the right.            front-end       sales charge you
                                                     sales charge.   previously paid on
                                                                     the amount you are
                                                                     reinvesting. Your
                                                                     schedule for
                                                                     contingent deferred
                                                                     sales charges and
                                                                     conversion to Class
                                                                     A will not start
                                                                     over again; it will
                                                                     pick up from the
                                                                     point at which you
                                                                     redeemed your
                                                                     shares.

 SIMPLE IRA, SEP      These investment plans may          X          There is no reduction in sales
 IRA, SARSEP,         qualify for reduced sales                      charge for Class B and Class C
 Prototype Profit     charges by combining the                       shares for group purchases by
 Sharing, Pension,    purchases of all members of                    retirement plans.
 401(k), SIMPLE       the group. Members of these
 401(k), 403(b)(7),   groups may also qualify to
 and 457 Retirement   purchase shares without a
 Plans                front-end sales charge and
                      may qualify for a waiver of
                      any contingent deferred sales
                      charges.

15


       HOW TO BUY SHARES       [FINANCIAL ADVISOR       THROUGH YOUR FINANCIAL ADVISOR
                                    GRAPHIC]
                                                        Your financial advisor can handle all the details of
                                                        purchasing shares, including opening an account. Your
                                                        advisor may charge a separate fee for this service.
                               [ENVELOPE GRAPHIC]       BY MAIL
                                                        Complete an investment slip and mail it with your check,
                                                        made payable to the fund and class of shares you wish to
                                                        purchase, to Delaware Investments, 2005 Market Street,
                                                        Philadelphia, PA 19103-7094. If you are making an initial
                                                        purchase by mail, you must include a completed investment
                                                        application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

                                 [WIRE GRAPHIC]         BY WIRE
                                                        Ask your bank to wire the amount you want to invest to the
                                                        Bank of New York, ABA #021000018, Bank Account number
                                                        8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an
                                                        initial purchase by wire, you must call us so we can assign you an account number.
                               [EXCHANGE GRAPHIC]       BY EXCHANGE
                                                        You can exchange all or part of your investment in one or
                                                        more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however,
                                                        that under most circumstances you are allowed to exchange
                                                        only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800
                                                        523-1918.

                             [AUTOMATED SHAREHOLDER     THROUGH AUTOMATED SHAREHOLDER SERVICES
                               SERVICES GRAPHIC]
                                                        You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site,
                                                        www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service
                                                        Center at 800 523-1918.

                                                                              16
About your account (continued)


    HOW TO BUY SHARES
              (continued)
                  Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account
                  (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.



                  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



                  We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.



      RETIREMENT PLANS
                  In addition to being an appropriate investment for your IRA, Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

17


    HOW TO REDEEM SHARES       [FINANCIAL ADVISOR       THROUGH YOUR FINANCIAL ADVISOR
                                    GRAPHIC]
                                                        Your financial advisor can handle all the details of
                                                        redeeming your shares. Your advisor may charge a separate
                                                        fee for this service.
                               [ENVELOPE GRAPHIC]       BY MAIL
                                                        You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 2005 Market
                                                        Street, Philadelphia, PA 19103-7094. All owners of the
                                                        account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for
                                                        each owner. Signature guarantees are also required when
                                                        redemption proceeds are going to an address other than the address of record on an account.

                              [TELEPHONE GRAPHIC]       BY TELEPHONE
                                                        You can redeem up to $100,000 of your shares by telephone.
                                                        You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.
                                 [WIRE GRAPHIC]         BY WIRE
                                                        You can redeem $1,000 or more of your shares and have the
                                                        proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

                             [AUTOMATED SHAREHOLDER     THROUGH AUTOMATED SHAREHOLDER SERVICES
                               SERVICES GRAPHIC]
                                                        You can redeem shares through Delaphone, our automated
                                                        telephone service, or through our web site,
                                                        www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service
                                                        Center at 800 523-1918.

                                                                              18
About your account (continued)

 HOW TO REDEEM SHARES
              (continued)
                  If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


                  When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


                  If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares -- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


    ACCOUNT MINIMUMS
                  If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfer to Minors Act accounts or accounts with automatic investing plans, $500 for Education
                  IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

19


       SPECIAL SERVICES
                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


                  --------------------------------------------------------------


             AUTOMATIC
        INVESTING PLAN
                  The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

         DIRECT DEPOSIT
                  With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.


    ELECTRONIC DELIVERY
                  With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.



 ONLINE ACCOUNT ACCESS
                  Account access is a password protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.



 WEALTH BUILDER OPTION
                  With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


               DIVIDEND
    REINVESTMENT PLAN
                  Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

             EXCHANGES
                  You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.


        MoneyLine(SM)
           ON DEMAND
                SERVICE
                  Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


            MONEYLINE
         DIRECT DEPOSIT
                SERVICE
                  Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

            SYSTEMATIC
      WITHDRAWAL PLAN
                  Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

                                                                              20
About your account (continued)

             DIVIDENDS,
          DISTRIBUTIONS
             AND TAXES
                  Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


                  Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


                  We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

  CERTAIN MANAGEMENT
        CONSIDERATIONS
                  INVESTMENTS BY FUND OF FUNDS
                  Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

                      (This page intentionally left blank)

                                                                              22
Financial highlights
THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.
--------------------------------------------------------------------------------

                                                                                                                     CLASS A
                                                                                                                  Year ended
                                                                                                                       10/31
Delaware REIT Fund                                             2001          2000          1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $13.460       $11.300       $12.980        $16.260       $12.490
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income(3)                                    0.594         0.565         0.514          1.118         0.616
  Net realized and unrealized gain (loss)
   on investments                                             0.776         2.165        (0.809)        (2.713)        4.664
                                                            -------       -------       -------       --------       -------
  Total from investment operations                            1.370         2.730        (0.295)        (1.595)        5.280
                                                            -------       -------       -------       --------       -------
  LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                                      (0.560)       (0.570)       (0.710)        (0.865)       (0.720)
  Net realized gain on investments                               --            --        (0.675)        (0.820)       (0.790)
                                                            -------       -------       -------       --------       -------
  Total dividends and distributions                          (0.560)       (0.570)       (1.385)        (1.685)       (1.510)
                                                            -------       -------       -------       --------       -------
  NET ASSET VALUE, END OF PERIOD                            $14.270       $13.460       $11.300        $12.980       $16.260
                                                            =======       =======       =======       ========       =======
  TOTAL RETURN(4)                                            10.27%        24.87%       (2.69%)       (10.98%)        46.50%
  RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                   $62,869       $40,412       $23,975        $13,340       $60,089
  Ratio of expenses to average net assets                     1.29%         1.20%         1.20%          1.11%         0.82%
  Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                            1.35%         1.40%         1.43%          1.27%         0.99%
  Ratio of net investment income to
   average net assets                                         4.14%         4.52%         4.18%          4.31%         4.25%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               4.08%         4.32%         3.95%          4.15%         4.08%
  Portfolio turnover                                            61%           31%           48%            51%           58%
---------------------------------------------------------------------------------------------------------------------------------

                  (1)Date of commencement of operations; ratios have been
                     annualized but total return has not been annualized.
                  (2)Effective November 4, 1997, the original class of The Real
                     Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund Class A and became subject to a 0.25% 12b-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund Class B, Delaware REIT Fund Class C, Delaware REIT Fund Institutional Class and Delaware REIT Fund The Real Estate Investment Trust Portfolio Class) were created. Delaware REIT Fund Class A shares representing $54.9 million and $1.8 million were exchanged by shareholders for Delaware REIT Fund The Real Estate Investment Trust Portfolio Class and Delaware REIT Fund Institutional Class shares, respectively.
                  (3)The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.
                  (4)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

         HOW TO READ THE
    FINANCIAL HIGHLIGHTS      NET INVESTMENT INCOME                   NET REALIZED AND UNREALIZED GAIN
                                                                      (LOSS) ON INVESTMENTS
                              Net investment income includes
                              dividend and interest income            A realized gain on investments
                              earned from a fund's investments;       occurs when we sell an investment
                              it is after expenses have been          at a profit, while a realized loss
                              deducted.                               on investments occurs when we sell
                                                                      an investment at a loss. When an
                                                                      investment increases or decreases
                                                                      in value but we do not sell it, we
                                                                      record an unrealized gain or loss.
                                                                      The amount of realized gain per
                                                                      share, if any, that we pay to
                                                                      shareholders is listed under "Less
                                                                      dividends and distributions
                                                                      from -- Net realized gain on
                                                                      investments."

         HOW TO READ THE
    FINANCIAL HIGHLIGHTS  NET ASSET VALUE (NAV)
                          This is the value of a mutual fund
                          share, calculated by dividing the
                          net assets by the number of shares
                          outstanding.

23


                                       CLASS B                                                       CLASS C
                                        Period                                                        Period
                      Year ended   11/11/97(1)                                      Year ended   11/11/97(1)
                           10/31       through                                           10/31       through
        2001      2000      1999      10/31/98                        2001      2000      1999      10/31/98
..                                                             .
     $13.460   $11.300   $12.990     $16.230                       $13.460   $11.300   $12.990     $16.230
       0.498     0.473     0.422       0.914                         0.504     0.473     0.422       0.914
       0.765     2.162    (0.810)     (2.559)                        0.759     2.162    (0.810)     (2.559)
     -------   -------   -------    --------                       -------   -------   -------    --------
       1.263     2.635    (0.388)     (1.645)                        1.263     2.635    (0.388)     (1.645)
     -------   -------   -------    --------                       -------   -------   -------    --------
      (0.463)   (0.475)   (0.627)     (0.775)                       (0.463)   (0.475)   (0.627)     (0.775)
          --        --    (0.675)     (0.820)                           --        --    (0.675)     (0.820)
     -------   -------   -------    --------                       -------   -------   -------    --------
      (0.463)   (0.475)   (1.302)     (1.595)                       (0.463)   (0.475)   (1.302)     (1.595)
     -------   -------   -------    --------                       -------   -------   -------    --------
     $14.260   $13.460   $11.300     $12.990                       $14.260   $13.460   $11.300     $12.990
     =======   =======   =======    ========                       =======   =======   =======    ========
       9.44%    23.92%   (3.43%)    (11.31%)                         9.44%    23.92%   (3.43%)    (11.31%)
     $29,423   $16,547   $13,575     $12,802                       $16,326    $8,513    $3,657      $2,435
       2.04%     1.95%     1.95%       1.86%                         2.04%     1.95%     1.95%       1.86%
       2.10%     2.15%     2.18%       2.02%                         2.10%     2.15%     2.18%       2.02%
       3.39%     3.77%     3.43%       3.56%                         3.39%     3.77%     3.43%       3.56%
       3.33%     3.57%     3.20%       3.40%                         3.33%     3.57%     3.20%       3.40%
         61%       31%       48%         51%                           61%       31%       48%         51%
---------------------------------------------------           ---------------------------------------------------

 TOTAL RETURN                  NET ASSETS                    RATIO OF EXPENSES TO          RATIO OF NET INVESTMENT
                                                             AVERAGE NET ASSETS            INCOME TO AVERAGE
 This represents the rate      Net assets represent the                                    NET ASSETS
 that an investor would        total value of all the        The expense ratio is the
 have earned or lost on        assets in the Fund's          percentage of net assets      We determine this ratio
 an investment in a fund.      portfolio, less any           that a fund pays              by dividing net
 In calculating this           liabilities, that are         annually for operating        investment income by
 figure for the financial      attributable to that          expenses and management       average net assets.
 highlights table, we          class of a fund.              fees. These expenses
 include fee waivers,                                        include accounting and
 exclude front-end and                                       administration expenses,
 contingent deferred                                         services for
 sales charges, and                                          shareholders, and
 assume the shareholder                                      similar expenses.
 has reinvested all
 dividends and realized
 gains.

 TOTAL RETURN              PORTFOLIO TURNOVER RATE
 This represents the rate  This figure tells you
 that an investor would    the amount of trading
 have earned or lost on    activity in a fund's
 an investment in a fund.  portfolio. For example,
 In calculating this       a fund with a 50%
 figure for the financial  turnover has bought and
 highlights table, we      sold half of the value
 include fee waivers,      of its total investment
 exclude front-end and     portfolio during the
 contingent deferred       stated period.
 sales charges, and
 assume the shareholder
 has reinvested all
 dividends and realized
 gains.

            HOW TO USE
          THIS GLOSSARY
                  This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


                  --------------------------------------------------------------


AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY

An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND


A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income securities.


BOND RATINGS


Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


CAPITAL


The amount of money you invest.


CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION


The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.


COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)


Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.


CORPORATE BOND

A debt security issued by a corporation. See Bond.

COST BASIS

The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES


The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.


DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


FINANCIAL ADVISOR


Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

25

FIXED-INCOME SECURITIES


With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE


The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.


MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT EQUITY REIT INDEX

The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD REGULATION, INC. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)


A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).


NET ASSET VALUE (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


NET ASSETS



Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.


PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REAL ESTATE INVESTMENT TRUSTS (REITS)

A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

REDEEM


To cash in your shares by selling them back to the mutual fund.


RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE


Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.


SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK


An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.


TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.


UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT


Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE
REIT FUND

                                ADDITIONAL INFORMATION ABOUT THE FUND'S
                                INVESTMENTS is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.



                                You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


                                WEB SITE

                                www.delawareinvestments.com

                                E-MAIL

                                service@delinvest.com

                                SHAREHOLDER SERVICE CENTER


                                800 523-1918


                                Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

                                - For fund information, literature, price, yield
                                 and performance figures.

                                - For information on existing regular investment
                                 accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

                                 DELAPHONE SERVICE


                                 800 362-FUND (800 362-3863)


                                - For convenient access to account information
                                 or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                                Registrant's Investment Company Act file number:
                                811-6322

                                DELAWARE REIT FUND SYMBOLS

                                                                            CUSIP              NASDAQ
                                                                            -----              ------
                                                   Class A                246248868            DPREX
                                                   Class B                246248819            DPRBX
                                                   Class C                246248793            DPRCX

[Delaware Investments Logo]


PR-095 [--] BP 2/02

[GLOBE GRAPHIC]

                                                                    VALUE EQUITY


LOGO

                    Prospectus

                    February 28, 2002



                    [DELAWARE INVESTMENTS LOGO]


                    REIT Fund

                    Institutional Class

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1

Table of contents


                             ...........................................................
                            FUND PROFILE                                     page 2
                            Delaware REIT Fund                                    2
                             ...........................................................
                            HOW WE MANAGE THE FUND                           page 6
                            Our investment strategies                             6
                            The securities we typically invest in                 6
                            The risks of investing in the Fund                    8
                             ...........................................................
                            WHO MANAGES THE FUND                            page 10
                            Investment manager                                   10
                            Portfolio managers                                   10
                            Who's who?                                           11
                             ...........................................................
                            ABOUT YOUR ACCOUNT                              page 12
                            Investing in the Fund                                12
                            How to buy shares                                    13
                            How to redeem shares                                 15
                            Account minimum                                      16
                            Exchanges                                            16
                            Dividends, distributions and taxes                   17
                            Certain management considerations                    17
                             ...........................................................
                            FINANCIAL HIGHLIGHTS                            page 18
                             ...........................................................
                            GLOSSARY                                        page 20

                                                                               2
Profile: Delaware REIT Fund
WHO should INVEST IN THE FUND?



       - Investors seeking a high level of long term total return.





       - Investors willing to invest in equity securities of companies principally engaged in the real estate industry.



       - Investors looking to diversify their equity holdings by adding exposure to the real estate markets. WHO should not INVEST IN THE FUND?

       - Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.





       - Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.


WHAT ARE THE FUND'S GOALS?

        The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goal, there is no assurance that it will.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).


The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs (the "80% Policy").


In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

 - retain a substantial portion of the properties' cashflow;
 - effectively use capital to expand;

 - have a strong ability to raise rents; and

 - can create a franchise value for the REIT.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment will increase and decrease according to changes in the value of the securities held by the Fund. In addition, a Fund's share price and yield will fluctuate in response to movements in stock prices.


Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.


For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.



The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

3

HOW HAS DELAWARE REIT FUND PERFORMED?
--------------------------------------------------------------------------------


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show returns before taxes for the Institutional Class shares for the past four calendar years, as well as average annual returns for the past year and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect expense limitations. The returns would be lower without the limitations.


During the periods illustrated in this bar chart, the Institutional Class' highest return was 13.29% for the quarter ended June 30, 2000 and its lowest return was -8.93% for the quarter ended September 30, 1998.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

[Graph]

                                                                          DELAWARE REIT FUND
                                                                          ------------------
1998                                                                            -12.09
1999                                                                             -2.57
2000                                                                             32.83
2001                                                                              8.80

How has Delaware REIT Fund performed?


AVERAGE ANNUAL RETURNS

for periods ending 12/31/01


-----------------------------------

                                                                                   LIFETIME
                                                                        1 YEAR    (11/11/97)
               Return before taxes                                      8.80%       6.84%
               Return after taxes on distributions                      6.47%       3.47%
               Return after taxes on distributions and sale of
               Fund shares                                              5.94%       3.79%
               NAREIT Equity REIT Index
               (reflects no deduction for fees, expenses, or
               taxes)                                                  13.93%       4.14%



The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.



Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

5


WHAT ARE THE FUND'S FEES AND EXPENSES?


----------------------------------
YOU DO NOT PAY SALES CHARGES
directly from your investments
when you buy or sell shares of the
Institutional Class.


                                                     Maximum sales charge (load) imposed on purchases as a
                                                      percentage of offering price                                    none
                                                     Maximum contingent deferred sales charge (load) as a
                                                      percentage of original purchase price or redemption
                                                      price, whichever is lower                                       none
                                                     Maximum sales charge (load) imposed on reinvested
                                                      dividends                                                       none
                                                     Redemption fees                                                  none
                                                     Exchange fees(1)                                                 none


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are
deducted from the Fund's assets.


                                                     Management fees                                                 0.75%
                                                     Distribution and service (12b-1) fees                            None
                                                     Other expenses                                                  0.35%
                                                     Total operating expenses(2)                                     1.10%


----------------------------------
THIS EXAMPLE is intended to help
you compare the cost of investing
in the Fund to the cost of
investing in other mutual funds
with similar investment
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000
with an annual 5% return over the
time shown.(3) This is an example
only, and does not represent
future expenses, which may be
greater or less than those shown
here.



                                                     1 year                $112
                                                     3 years               $350
                                                     5 years               $606
                                                     10 years            $1,340


(1)Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2)Effective March 1, 2002, the investment manager has contracted to waive fees and pay expenses through February 28, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.15% of average daily net assets.



(3)The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

The Fund has adopted a new policy that will become effective on May 1, 2002. The new policy is that, under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs.


We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

      THE SECURITIES WE
     TYPICALLY INVEST IN
                  Stocks offer investors the potential for capital appreciation, and may pay dividends as well.


                           SECURITIES                                                   HOW WE USE THEM
  REAL ESTATE INVESTMENT TRUSTS: A company, usually traded        We may invest without limit in shares of REITs.
  publicly, that manages a portfolio of real estate to earn
  profits for shareholders
  REITs are generally classified as equity REITs, mortgage
  REITs or a combination of equity and mortgage REITs. Equity
  REITs invest the majority of their assets directly in real property, derive income primarily from the collection of
  rents and can realize capital gains by selling properties
  that have appreciated in value. Mortgage REITs invest the
  majority of their assets in real estate mortgages and derive income from the collection of interest payments. By
  investing in REITs indirectly through the Fund, a
  shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.
  REAL ESTATE INDUSTRY OPERATING COMPANIES: We consider a REOC    We may invest without limit in REOCs.
  to be a company that derives at least 50% of its gross
  revenues or net profits from
  (1) Ownership, development, construction, financing,
      management or sale of commercial, industrial or
      residential real estate, or
  (2) products or services related to the real estate
      industry, such as building supplies or mortgage
      servicing.
  FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:            The Fund's investments may from time to time include
  Securities of foreign entities issued directly or, in the       sponsored or unsponsored American Depositary Receipts that
  case of American Depositary Receipts, through a U.S. bank.      are actively traded in the United States.
  ADRs represent the bank's holdings of a stated number of
  shares of a foreign corporation. An ADR entitles the holder     We may invest up to 10% of the Fund's assets in foreign
  to all dividends and capital gains earned by the underlying     securities.
  foreign shares. ADRs are bought and sold the same as U.S.
  securities.

7



                           SECURITIES                                                   HOW WE USE THEM
  OPTIONS AND FUTURES: Options represent a right to buy or        If we have stocks that appreciated in price, we may want to
  sell a security or group of securities at an agreed upon        protect those gains when we anticipate adverse conditions.
  price at a future date. The purchaser of an option may or       We might use options or futures to neutralize the effect of
  may not choose to go through with the transaction.              any price declines, without selling the security. We might also use options or futures to gain exposure to a particular
  Writing a covered call option on a security obligates the       market segment without purchasing individual securities in
  owner of the security to sell it at an agreed upon price on     that segment. We might use this approach if we had excess
  an agreed upon date (usually no more than nine months in the    cash that we wanted to invest quickly.
  future). If the Fund owns a security and writes a covered
  call on that security, the Fund will receive a premium          We might use covered call options if we believe that doing
  payment from the purchaser of the call, but if the security     so would help the Fund to meet its investment objective. Use
  appreciates to a price greater than the agreed upon selling     of these strategies can increase the operating costs of the
  price, the Fund would lose out on those gains.                  Fund and can lead to loss of principal.
  Futures contracts are agreements for the purchase or sale of    Use of these strategies can increase the operating costs of
  securities at a specified price, on a specified date. Unlike    the Fund and can lead to loss of principal.
  an option, a futures contract must be executed unless it is sold before the settlement date.
  Options and futures are generally considered to be
  derivative securities.
  REPURCHASE AGREEMENTS: An agreement between a buyer of          Typically, we use repurchase agreements as a short-term
  securities, such as the Fund, and a seller of securities, in    investment for our cash position. In order to enter into
  which the seller agrees to buy the securities back within a     repurchase agreements, the Fund must have collateral of 102%
  specified time at the same price the buyer paid for them,       of the repurchase price. Except when we believe a temporary
  plus an amount equal to an agreed upon interest rate.           defensive approach is appropriate, the Fund will not hold
  Repurchase agreements are often viewed as equivalent to         more than 5% of its total assets in cash or other short-term
  cash.                                                           investments. All short-term investments will be rated AAA by
                                                                  Standard & Poor's or Aaa by Moody's Investors Service or if
                                                                  unrated, be of comparable quality, based on our evaluation.
                                                                  The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities.
  RESTRICTED SECURITIES: Privately placed securities whose        We may invest in privately placed securities that are
  resale is restricted under securities law.                      eligible for resale only among certain institutional buyers without registration. These are commonly known as Rule 144A
                                                                  Securities. We may invest without limitation in Rule 144A
                                                                  Securities that are deemed to be liquid. Illiquid Rule 144A
                                                                  Securities together with other restricted securities are
                                                                  limited to 15% of total Fund assets.
  ILLIQUID SECURITIES: Securities that do not have a ready        We may invest up to 15% of net assets in illiquid
  market, and cannot be sold within seven days at                 securities.
  approximately the price that a fund has valued them.


The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.


PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

                                                                               8
How we manage the Fund (continued)


THE RISKS OF INVESTING IN THE FUND Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.



                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
  MARKET RISK is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
  securities in a certain market -- like the stock or bond        securities we believe can appreciate over an extended time
  market -- will decline in value because of factors such as      frame regardless of interim market fluctuations. We do not
  economic conditions, future expectations or investor            try to predict overall market movements and generally do not
  confidence.                                                     trade for short-term purposes.
                                                                  We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
  INDUSTRY AND SECURITY RISK is the risk that the value of        In Delaware REIT Fund we hold a number of different
  securities in a particular industry or the value of an          individual securities, seeking to manage security risk.
  individual stock or bond will decline because of changing       However, we do concentrate on the real estate industry. As a
  expectations for the performance of that industry or for the    consequence, the share price of the Fund may fluctuate in
  individual company issuing the stock or bond.                   response to factors affecting that industry, and may
                                                                  fluctuate more widely than a portfolio that invests in a
                                                                  broader range of industries. The Fund may be more
                                                                  susceptible to any single economic, political or regulatory occurrence affecting real estate industry.
  INTEREST RATE RISK is the risk that securities will decrease    Delaware REIT Fund is subject to interest rate risk. If the
  in value if interest rates rise and conversely rise in value    Fund invests in real estate investment trusts that hold
  when interest rates fall.                                       fixed rate obligations, we would expect the value of those trusts to decrease if interest rates rise and increase if
                                                                  interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate
                                                                  obligations. We strive to manage this risk by monitoring
                                                                  interest rates and evaluating their potential impact on
                                                                  securities already in the portfolio or those we are
                                                                  considering for purchase.
  REAL ESTATE INDUSTRY RISKS include among others:                Since the Fund invests principally in REITs, it is subject to the risks associated with the real estate industry. We
  - possible declines in the value of real estate;                will strive to manage these risks through careful selection
  - risks related to economic conditions;                         of individual REIT securities; however, investors should
  - possible shortage of mortgage funds;                          carefully consider these risks before investing in the Fund.
  - overbuilding and extended vacancies;
  - increased competition;
  - changes in property taxes, operating expenses or zoning
  laws;
  - costs of environmental clean-up, or damages from natural disasters;
  - limitations or fluctuations in rent payments;
  - cashflow fluctuations; and
  - defaults by borrowers.
  REITs are also subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue
  Code and/or failing to qualify for an exemption from
  registration as an investment company under the Investment
  Company Act of 1940.

9



                             RISKS                                                HOW WE STRIVE TO MANAGE THEM
  NON-DIVERSIFIED FUNDS: Non-diversified investment companies     Delaware REIT Fund is a non-diversified fund and subject to
  have the flexibility to invest as much as 50% of their          this risk. Nevertheless, we typically hold securities from a
  assets in as few as two issuers with no single issuer           variety of different issuers, representing different sectors
  accounting for more than 25% of the portfolio. The remaining    of the real estate industry. We also perform extensive
  50% of the portfolio must be diversified so that no more        analysis on all securities. We are particularly diligent in
  than 5% of a fund's assets is invested in the securities of     reviewing securities that represent a larger percentage of
  a single issuer. Because a non-diversified fund may invest      portfolio assets.
  its assets in fewer issuers, the value of fund shares may
  increase or decrease more rapidly than if the fund were
  fully diversified.
  FOREIGN RISK is the risk that foreign securities may be         We may invest up to 10% of the Delaware REIT Fund's total
  adversely affected by political instability, changes in         assets in foreign securities; however we typically invest
  currency exchange rates, foreign economic conditions or         only a small portion of assets in foreign securities, so
  inadequate regulatory and accounting standards.                 this is not expected to be a major risk to the Fund.
  LIQUIDITY RISK is the possibility that securities cannot be     We limit exposure to illiquid securities.
  readily sold within seven days at approximately the price
  that the Fund has valued them.
  FUTURES AND OPTIONS RISKS is the possibility that a fund may    Delaware REIT Fund may use futures contracts and options on
  experience a loss if it employs an options or futures           futures contracts, as well as options on securities for
  strategy related to a security or a market index and that       hedging purposes. We limit the amount of the Fund's assets
  security or index moves in the opposite direction from what     that may be committed to these strategies. Our obligations
  the manager anticipated. Futures and options also involve       related to futures and options transactions will not exceed
  additional expenses, which could reduce any benefit or          20% of the Fund's total assets and we will not enter into
  increase any loss that the Fund experiences from using the      additional futures contracts or options on them if more than
  strategy.                                                       5% of the Fund's assets would be required as margin deposits or premiums on the options.
  Options and futures contracts on foreign currencies, and
  forward contracts, entail particular risks related to
  conditions affecting the underlying currency.

Who manages the Fund



            INVESTMENT
              MANAGER
                  The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.69% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager. Effective March 1, 2001, the level of the waiver changed. Had the new waiver been in place throughout the last fiscal year, the Manager would have been paid a fee equal to 0.75% of the Fund's average daily net assets.


               PORTFOLIO
             MANAGERS
                  Damon J. Andres and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.


                  DAMON J. ANDRES, Vice President/Portfolio Manger, earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.



                  THOMAS J. TROTMAN, Vice President/Portfolio Manager, earned a bachelor's degree in accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.

11


Who's who?

      This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.



                               BOARD OF TRUSTEES

INVESTMENT MANAGER                           THE FUND                            CUSTODIAN
Delaware Management Company                                                 JPMorgan Chase Bank
2005 Market Street                                                          4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                 Brooklyn, NY 11245

PORTFOLIO MANAGERS                          DISTRIBUTOR                     SERVICE AGENT
(see page 10 for details)           Delaware Distributors, L.P.             Delaware Service Company, Inc.
                                    2005 Market Street                      2005 Market Street
                                    Philadelphia, PA 19103-7094             Philadelphia, PA 19103-7094

                                    FINANCIAL INTERMEDIARY WHOLESALER
                                    Lincoln Financial Distributors, Inc.
                                    2001 Market Street
                                    Philadelphia, PA 19103-7055

                                         FINANCIAL ADVISORS

                                            SHAREHOLDERS



BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.


INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.


FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc (LFD) primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.


SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account


            INVESTING
              IN THE FUND
                  Institutional Class shares are available for purchase only by the following:


                  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
                  - tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;
                  - institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;
                  - a bank, trust company and similar financial institution
                    investing for its own account or for the account of its
                    trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; or
                  - registered investment advisors investing on behalf of
                    clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients.

13


     HOW TO BUY SHARES   [ENVELOPE GRAPHIC]            BY MAIL
                                                       Complete an investment slip and mail it with your check,
                                                       made payable to the fund and class of shares you wish to
                                                       purchase, to Delaware Investments, 2005 Market Street,
                                                       Philadelphia, PA 19103-7094. If you are making an initial
                                                       purchase by mail, you must include a completed investment
                                                       application (or an appropriate retirement plan application if you are opening a retirement account) with your check.
                         [WIRE GRAPHIC]                BY WIRE
                                                       Ask your bank to wire the amount you want to invest to the
                                                       Bank of New York, ABA #021000018, Bank Account number
                                                       8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an
                                                       initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

                          [EXCHANGE GRAPHIC]           BY EXCHANGE
                                                       You can exchange all or part of your investment in one or
                                                       more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however,
                                                       that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client
                                                       Services Representative at 800 510-4015.
                          [FINANCIAL ADVISOR GRAPHIC]  THROUGH YOUR FINANCIAL ADVISOR
                                                       Your financial advisor can handle all the details of
                                                       purchasing shares, including opening an account. Your
                                                       advisor may charge a separate fee for this service.

                                                                              14
About your account (continued)


    HOW TO BUY SHARES
              (continued)
                  The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.



                  We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

15


  HOW TO REDEEM SHARES   [ENVELOPE GRAPHIC]             BY MAIL
                                                        You can redeem your shares (sell them back to the fund) by mail by writing to: Delaware Investments, 2005 Market
                                                        Street, Philadelphia, PA 19103-7094. All owners of the
                                                        account must sign the request, and for redemptions of
                                                        $100,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 267
                                                        256-8990. Signature guarantees are also required when
                                                        redemption proceeds are going to an address other than the address of record on an account.
                         [TELEPHONE GRAPHIC]            BY TELEPHONE
                                                        You can redeem up to $100,000 of your shares by telephone.
                                                        You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

                         [WIRE GRAPHIC]                 BY WIRE
                                                        You can redeem $1,000 or more of your shares and have the
                                                        proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.
                         [FINANCIAL ADVISOR GRAPHIC]    THROUGH YOUR FINANCIAL ADVISOR
                                                        Your financial advisor can handle all the details of
                                                        redeeming your shares. Your advisor may charge a fee for
                                                        this service.

                                                                              16
About your account (continued)

 HOW TO REDEEM SHARES
              (continued)
                  If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


                  When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


     ACCOUNT MINIMUM
                  If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.


             EXCHANGES
                  You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. In addition, subject to eligibility criteria, defined contribution plans may exchange into Class R Shares of The International Equity Portfolio of Delaware Pooled Trust. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


             DIVIDENDS,
          DISTRIBUTIONS
             AND TAXES
                  Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.


                  Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


                  We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


  CERTAIN MANAGEMENT
        CONSIDERATIONS
                  INVESTMENTS BY FUND OF FUNDS
                  Delaware REIT Fund accepts investments from the funds within Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

17

[Delaware Investments Logo]

                      [This page intentionally left blank]

Financial highlights


THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

--------------------------------------------------------------------------------


                                                                                                        INSTITUTIONAL CLASS

                                                                                                 Year             Period
                                                                                                 Ended          11/11/97(1)
                                                                                                 10/31            through
Delaware REIT Fund                                               2001            2000            1999            10/31/98

.....................................................................................................................................
  Net asset value, beginning of period                          $13.470         $11.310         $12.990            $16.230
  INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment income(2)                                        0.625           0.596           0.545              1.134
  Net realized and unrealized gain (loss)
   on investments                                                 0.778           2.167          (0.807)            (2.659)
                                                                -------         -------         -------          ---------
  Total from investment operations                                1.403           2.763          (0.262)            (1.525)
                                                                -------         -------         -------          ---------
  LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                                          (0.593)         (0.603)         (0.743)            (0.895)
  Net realized gain on investments                                   --              --          (0.675)            (0.820)
                                                                -------         -------         -------          ---------
  Total dividends and distributions                              (0.593)         (0.603)         (1.418)            (1.715)
                                                                -------         -------         -------          ---------
  NET ASSET VALUE, END OF PERIOD                                $14.280         $13.470         $11.310            $12.990
                                                                =======         =======         =======          =========
  TOTAL RETURN(3)                                                10.51%          25.18%         (2.42%)           (10.56%)
  RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                        $1,823          $2,013          $1,313             $1,504
  Ratio of expenses to average net assets                         1.04%           0.95%           0.95%              0.86%
  Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        1.10%           1.15%           1.18%              1.02%
  Ratio of net investment income to average net assets            4.39%           4.77%           4.43%              4.56%
  Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             4.33%           4.57%           4.20%              4.40%
  Portfolio turnover                                                61%             31%             48%                51%
--------------------------------------------------------------------------------------------------------------------------------


                  (1)Date of commencement of operations; ratios have been
                     annualized but total return has not been annualized.

                  (2)The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.


                  (3)Total investment return is based on the change in net asset value of a share during the period and assumes the reinvestment of dividends and distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

19


                       ---------------------------------------------------------------------------------------------------------
     HOW TO READ THE
FINANCIAL HIGHLIGHTS   NET INVESTMENT INCOME      NET ASSET VALUE (NAV)      RATIO OF EXPENSES TO       PORTFOLIO TURNOVER RATE
                                                                             AVERAGE NET ASSETS
                       Net investment income      This is the value of a                                This figure tells you
                       includes dividend and      mutual fund share,         The expense ratio is the   the amount of trading
                       interest income earned     calculated by dividing     percentage of net assets   activity in a fund's
                       from a fund's              the net assets by the      that a fund pays           portfolio. For example,
                       investments; it is after   number of shares           annually for operating     a fund with a 50%
                       expenses have been         outstanding.               expenses and management    turnover has bought and
                       deducted.                                             fees. These expenses       sold half of the value
                                                                             include accounting and     of its total investment
                                                  TOTAL RETURN               administration expenses,   portfolio during the
                       NET REALIZED AND                                      services for               stated period.
                       UNREALIZED GAIN (LOSS)     This represents the rate   shareholders, and
                       ON INVESTMENTS             that an investor would     similar expenses.
                                                  have earned or lost on
                       A realized gain on         an investment in a fund.
                       investments occurs when    In calculating this        RATIO OF NET INVESTMENT
                       we sell an investment at   figure for the financial   INCOME TO AVERAGE NET
                       a profit, while a          highlights table, we       ASSETS
                       realized loss on           include fee waivers, and
                       investments occurs when    assume the shareholder     We determine this ratio
                       we sell an investment at   has reinvested all         by dividing net
                       a loss. When an            dividends and realized     investment income by
                       investment increases or    gains.                     average net assets.
                       decreases in value but
                       we do not sell it, we
                       record an unrealized       NET ASSETS
                       gain or loss. The amount
                       of realized gain per       Net assets represent the
                       share, if any, that we     total value of all the
                       pay to shareholders        assets in a fund's
                       would be listed under      portfolio, less any
                       "Less dividends and        liabilities, that are
                       distributions              attributable to that
                       from -- Net realized       class of the fund.
                       gain on investments."

            HOW TO USE
          THIS GLOSSARY
                  This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


                  --------------------------------------------------------------


AMORTIZED COST

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY

An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND


A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-Income securities.


BOND RATINGS


Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.


CAPITAL


The amount of money you invest.


CAPITAL APPRECIATION

An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMPOUNDING

Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND

A debt security issued by a corporation. See Bond.

COST BASIS

The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION

A decline in an investment's value.

DIVERSIFICATION

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION


A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.


EXPENSE RATIO

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


FINANCIAL ADVISOR


Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

INFLATION

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

21

MANAGEMENT FEE


The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.
MATURITY

The length of time until a bond issuer must repay the underlying loan principal to bondholders.
NAREIT EQUITY REIT INDEX

The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.
NASD REGULATION, INC. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.
NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)


A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS



Net assets for purposes of a 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.
PRICE-TO-EARNINGS RATIO

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.
PRINCIPAL

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.
PROSPECTUS

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.
REAL ESTATE INVESTMENT TRUSTS (REITS)

A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders. REDEEM

To cash in your shares by selling them back to the mutual fund.
RISK

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.
SALES CHARGE


Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.
SHARE CLASSES

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.
SIGNATURE GUARANTEE


Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average. STATEMENT OF ADDITIONAL INFORMATION (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.
STOCK


An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.
VOLATILITY

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE
REIT FUND

                                ADDITIONAL INFORMATION ABOUT THE FUND'S
                                INVESTMENTS is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.



                                You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov) can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.


                                WEB SITE

                                www.delawareinvestments.com

                                E-MAIL

                                service@delinvest.com

                                CLIENT SERVICES REPRESENTATIVE


                                800 510-4015


                                DELAPHONE SERVICE


                                800 362-FUND (800 362-3863)


                                - For convenient access to account information
                                 or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.

                                Registrant's Investment Company Act file number: 811-6322

                                DELAWARE REIT FUND SYMBOLS

                                                                               CUSIP          NASDAQ
                                                                               -----          ------
                                                   Institutional Class       246248777        DPRSX

[Delaware Investments Logo]


PR-186 [--] BP 2/02

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 28, 2002


                       -----------------------------------



         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information of Pooled Trust applicable to each of the Portfolios. In addition, investors may make investments in The Asset Allocation Portfolio. That Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of Pooled Trust. The Asset Allocation Portfolio is a series of Delaware Group Foundation Funds ("Foundation Funds"), which is also an open-end management investment company.


         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual and Semi-Annual Reports has been incorporated by reference into this SAI. To obtain the Prospectuses or Annual and Semi-Annual Reports for the A, B, C and Institutional Class Shares of The Real Estate Investment Trust Portfolio or Class R Shares of The International Equity Portfolio, write to Delaware Distributors, L.P. (the "Distributor") at 2005 Market Street, Philadelphia, PA 19103-7094. You can also call 800 523-1918 for the Class A, B and C Shares of The Real Estate Investment Trust Portfolio or 800 510-4015 for the Institutional Class of the Real Estate Investment Trust Portfolio and Class R Shares of The International Equity Portfolio. To obtain the proper Prospectus or Annual and Semi-Annual Reports for the other Portfolios and Classes, please write to Delaware Pooled Trust at 2005 Market Street, Philadelphia, PA 19103-7094, Attn:
Client Services or call Pooled Trust at 800 231-8002. Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.



TABLE OF CONTENTS


FUND HISTORY
INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS
ACCOUNTING AND TAX ISSUES
TRADING PRACTICES AND BROKERAGE
PORTFOLIO TURNOVER
PURCHASING SHARES
INVESTMENT PLANS
DETERMINING OFFERING PRICE AND NET ASSET VALUE
REDEMPTION AND EXCHANGE
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
TAXES
INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS
OFFICERS AND TRUSTEES
GENERAL INFORMATION
PERFORMANCE INFORMATION
FINANCIAL STATEMENTS
APPENDIX A - RATINGS
APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS FAMILY

FUND HISTORY

         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust. Foundation Funds was organized as a Delaware business trust on October 24, 1997.


         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices, with the service companies of Delaware Investments providing customized services as investment advisor, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II (which Portfolios together may be referred to as "The Real Estate Investment Trust Portfolios"), The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Focused Value Portfolio, is a diversified fund as defined by the Investment Company Act of 1940 (the "1940 Act"). The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Focused Value Portfolio are nondiversified funds as defined by the 1940 Act.


INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

INVESTMENT RESTRICTIONS


         INVESTMENT OBJECTIVES--The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, the Board of Trustees must approve any changes to non-fundamental investment objectives and the appropriate Portfolio will notify shareholders prior to a material change in a Portfolio's objective. The investment objective of The Labor Select International Equity Portfolio is fundamental and may not be changed without shareholder approval.


         FUNDAMENTAL INVESTMENT RESTRICTIONS -- Pooled Trust and Foundation Funds, as applicable, have adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, SHALL NOT:


         1. With respect to each Portfolio, except The Focused Value Portfolio and The Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Focused Value Portfolio may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.


         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO SHALL NOT:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         EACH PORTFOLIO, OTHER THAN THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO,


         1. Is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios, except The Asset Allocation Portfolio, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."



         2. May not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.




         THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE HIGH-YIELD BOND PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:


         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Intermediate Fixed Income Portfolio and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisors if or so long as the directors and officers of Pooled Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.


         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the 1940 Act, except for notes to banks.


         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.


         THE LARGE-CAP VALUE EQUITY PORTFOLIO, THE MID-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO AND, ONLY WHERE NOTED, THE HIGH-YIELD BOND PORTFOLIO SHALL NOT:

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.


         EXCEPT AS NOTED BELOW, EACH OF THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS AND THE INTERNATIONAL FIXED INCOME PORTFOLIO SHALL NOT:


         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.


         EXCEPT AS NOTED BELOW, EACH OF THE GLOBAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE AGGREGATE FIXED INCOME PORTFOLIO AND THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO SHALL NOT:


         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

INVESTMENT POLICIES AND RISKS

FOREIGN INVESTMENT INFORMATION (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY

PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE HIGH-YIELD BOND PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)

         Investors in The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small - Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)," below.


         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (and The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios up to 20%, 5%, 5%, 10%, 10%, 10%, 20% and 10%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. Under normal circumstances, at least 80% of The Emerging Market Portfolio's net assets will be in investments of emerging market issuers. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.


         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisors for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This in turn, could reduce a Fund's distributions paid to shareholders. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's advisor or sub-advisor, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The Global Fixed Income Portfolio and The International

Fixed Income Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment advisor.



FOREIGN CURRENCY TRANSACTIONS (THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE LARGE-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE ALL-CAP GROWTH EQUITY PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)


         The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income, The International Fixed Income (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Diversified Core Fixed Income and The Asset Allocation Portfolios consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The Small-Cap Growth Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Diversified Core Fixed Income, The International Fixed Income and The Asset Allocation Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios present currency considerations which pose special risks, as described in the Prospectus.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment advisor believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisors, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.


BRADY BONDS (THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)


         The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment advisor to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

OPTIONS ON SECURITIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO, THE FOCUSED VALUE PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE ALL-CAP GROWTH EQUITY PORTFOLIO AND THE LARGE-CAP GROWTH EQUITY PORTFOLIO)

         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Large-Cap Growth Equity Portfolio is permitted to enter into such transactions; however, options on securities, futures contracts and options on futures contracts are not expected to be a primary component of the Portfolio's investment strategy at this time. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets.

OPTIONS

         The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Focused Value, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.

         A. COVERED CALL WRITING-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment advisor determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security they would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.


         B. PURCHASING CALL OPTIONS-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.


         C. PURCHASING PUT OPTIONS --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their respective total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Diversified Core Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.


         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. WRITING PUT OPTIONS --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment advisor wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

OPTIONS ON STOCK INDICES

         The Emerging Markets, The Global Equity, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.


         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which the price moves in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.


         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

FUTURES AND OPTIONS ON FUTURES

         Consistent with the limited circumstances under which The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a

Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The Focused Value and The International Large-Cap Equity Portfolios may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Small-Cap, The International Large-Cap Equity and The Asset Allocation Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Large-Cap Equity or The Asset Allocation Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.

ASSET-BACKED SECURITIES (THE INTERMEDIATE FIXED INCOME PORTFOLIO, THE AGGREGATE FIXED INCOME PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO AND THE ASSET ALLOCATION PORTFOLIO)

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.


         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

HIGH-YIELD, HIGH RISK SECURITIES


         The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income, The Asset Allocation and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 55% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, within specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment advisor to have characteristics similar to such rated securities.



         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment advisor. In its U.S. high yield sector, The Diversified Core Fixed Income Portfolio, under normal circumstances, invests between 5% and 30% in U.S. Bonds generally rated BB or lower by S&P or Fitch or Ba or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. The Small-Cap Value Equity Portfolio may invest up to 20% of its net assets in fixed income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. See "APPENDIX A--RATINGS" to this SAI for more rating information.



         High yield, high risk bonds are considered to be of poor standing and predominantly speculative and entail certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The High-Yield Bond Portfolio's investment advisor intends to maintain an adequately diversified portfolio of these bonds. Investments in high yield bonds by other Portfolios is limited as discussed herein and in the Prospectus. While diversification and limiting the percentage of the Portfolio that can be invested in such bonds can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification or limitation will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.


         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the respective Portfolios' net asset values per share.


        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, adversely affect the liquidity of such bonds, and/or adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

CONVERTIBLE DEBT AND NON-TRADITIONAL EQUITY SECURITIES

         A portion of The Small-Cap Value Equity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The International Equity, The International Large-Cap Equity, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios' assets may be invested in convertible debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible debt securities provide a fixed-income stream and the opportunity, through a conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The Asset Allocation, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS


         The Real Estate Investment Trust Portfolios', The Asset Allocation Portfolio's and The Small-Cap Value Equity Portfolio's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.


         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

DEPOSITARY RECEIPTS

         The Focused Value, The Small-Cap Growth Equity, The Large-Cap Value Equity, The Large-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Focused Value, The Small-Cap Growth Equity, The Large-Cap Value Equity, The Mid-Cap Growth Equity Portfolio, The Small-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income and The Asset Portfolios may invest in will be those that are actively traded in the United States.

                  In conjunction with their investment in foreign securities, The Large-Cap Growth Equity, The Focused Value, The All-Cap Growth Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). In addition, The Small-Cap Growth Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10% limit on investments in foreign securities.

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

REPURCHASE AGREEMENTS

         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust and Foundation Funds, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.


         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commenced with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investment's in repurchase agreements to those which its respective investment advisor, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The Intermediate Fixed Income and The Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in excess of seven days. The Large-Cap Growth Equity, The Focused Value, The Small-Cap Growth Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Global Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The All-Cap Growth Equity, The Aggregate Fixed Income, The High-Yield Bond, The International Fixed Income and The Asset Allocation Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.


PORTFOLIO LOAN TRANSACTIONS

         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust and Foundation Funds, as applicable, that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust or Foundation Funds, as the case may be, from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust or Foundation Funds, as applicable, know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment advisor, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment advisor.

RESTRICTED AND RULE 144A SECURITIES


         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment advisor the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of net assets) on investments in illiquid assets. The Boards have instructed the respective investment advisor to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).



         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment advisor will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its net assets in illiquid securities. If an investment advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment advisor will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.


         The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale. The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

MORTGAGE-BACKED SECURITIES

         The Real Estate Investment Trust, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Intermediate Fixed Income, The Global Fixed Income and The Asset Allocation Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% or 15%, as applicable, of a Portfolio's net assets.


         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

SHORT-TERM INVESTMENTS

         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation,

The Small-Cap Growth Equity, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may invest include:


         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the net assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the net assets of a Portfolio, in the case of The Small-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Focused Value, The Large-Cap Growth Equity and The All-Cap Growth Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).


         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment advisor;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

INVESTMENT COMPANY SECURITIES


         Except for the Asset Allocation Portfolio, any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies. The Asset Allocation Portfolio is not subject to these percentage limitations because it operates as a "fund of funds." Each Portfolio in which The Asset Allocation Portfolio invests may not operate as a "fund of funds" by investing in other registered open-end investment companies or registered unit investment trusts that are part of the Delaware Investments family of funds.

ZERO COUPON AND PAY-IN-KIND BONDS


         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolios authorized to invest in them. Investments in zero coupon or PIK bonds would require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise might have continued to hold or to borrow. These rules could affect the amount, timing and tax character of income distributed to you by the Portfolio.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

WARRANTS

         The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONCENTRATION

         In applying a Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

RISKS ASSOCIATED WITH THE ASSET ALLOCATION PORTFOLIO


         The Asset Allocation Portfolio's assets may be primarily invested in a combination of the Portfolios. As a result, the Asset Allocation Portfolio is subject to the same risks as any of the Portfolios in the Fund in which the Asset Allocation Portfolio invests. Moreover, The Asset Allocation Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of The Asset Allocation Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the fund by Delaware. There can be no assurance that the investment objective of The Asset Allocation Portfolio or any of the Portfolios of the Fund will be achieved.


         Because The Asset Allocation Portfolio and the other Portfolios of the Fund are separately managed, it is possible that certain Portfolios of the Fund in which The Asset Allocation Portfolio invests may be acquiring securities at the same time that other Portfolios of the Fund in which that Portfolio invests are selling the same security. Similarly, it is possible that The Asset Allocation Portfolio may directly acquire a security at the same time that a Portfolio of the Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transaction costs for The Asset Allocation Portfolio, and thus adversely affect The Asset Allocation Portfolio's returns, than would be the case if it were only investing directly in securities.



         Delaware has adopted Asset Allocation Guidelines (the "Guidelines") which govern The Asset Allocation Portfolio's purchases and redemptions of shares of the Portfolios of the Fund. Pursuant to these Guidelines, if the investment advisor anticipates that The Asset Allocation Portfolio's allocation transaction will disrupt the investment activities of a Portfolio of the Fund, the portfolio managers of the relevant Portfolios will confer on steps to minimize adverse effects on both The Asset Allocation Portfolio and the Portfolio of the Fund, such as staggering the timing and amounts of such allocation transactions. In addition, Delaware will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for The Asset Allocation Portfolio. As a result, The Asset Allocation Portfolio may, on occasion, be unable to purchase or redeem shares of a Portfolio of the Fund as quickly or in such amounts as it otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of The Asset Allocation Portfolio.


                            ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Large-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio, The Focused Value Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio or The Small-Cap Growth Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

OPTIONS ON CERTAIN STOCK INDICES

         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

OTHER TAX REQUIREMENTS

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Portfolio generally pays no Federal income tax on the income and gains it distributes.


         The Trustees reserve the right not to maintain the qualification of a Portfolio as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.


         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets or 10% of the outstanding voting securities of the issuer. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities and are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires each Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amounts from the prior year to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that their distributions will be sufficient to eliminate all such taxes.

         When a Portfolio holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

         Under a rule relating to "Constructive Sale Transactions", a Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Portfolio generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract with respect to same or substantially identical property; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES

         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.


         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.



         A Portfolio may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Portfolio's income dividends paid to you.



         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains, when distributed, are taxable to you as ordinary income, and any losses reduce a Portfolio's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.


         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

                         TRADING PRACTICES AND BROKERAGE

         The investment advisor or sub-advisor of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment advisor or sub-advisor pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust or Foundation Funds, as appropriate, pays a minimal share transaction cost when the transaction presents no difficulty.

         Securities transactions for The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap, The Global Fixed Income, The International Fixed Income, The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 1999, 2000 and 2001, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:



                                                                             2001                  2000                   1999
                                                                             ----                  ----                   ----
The Large-Cap Value Equity Portfolio                                     $233,715              $257,490               $343,565
The Mid-Cap Growth Equity Portfolio                                       $10,234               $11,017                $12,599
The International Equity Portfolio                                            N/A              $835,932               $488,068
The Global Fixed Income Portfolio                                         $60,650                   N/A                    N/A
The Labor Select International Equity Portfolio                          $368,707              $152,344                $68,909
The Real Estate Investment Trust Portfolio                               $271,597              $144,159               $171,507
The Emerging Markets Portfolio                                             $2,512              $357,530                $55,321
The Global Equity Portfolio                                               $32,991                $3,817                 $2,723
The Small-Cap Growth Equity Portfolio                                     $27,633               $13,160                 $4,139
The Real Estate Investment Trust Portfolio II                                 N/A                $5,394                $11,350
The Intermediate Fixed Income Portfolio                                       N/A                   N/A                    N/A
The Aggregate Fixed Income Portfolio                                          N/A                   N/A                    N/A
The High-Yield Bond Portfolio                                                 N/A                   N/A                    N/A
The Diversified Core Fixed Income Portfolio                                   N/A                   N/A                    N/A
The International Fixed Income Portfolio                                      N/A                   N/A                    N/A
The Asset Allocation Portfolio (7)                                            N/A                   N/A                    N/A
The Small-Cap Value Equity Portfolio (1)                                   $5,449                $6,490                 $4,061
The Focused Value Portfolio (2)                                            $9,496               $11,669                 $6,109
The International Small-Cap Portfolio (3)                                  $2,605                $3,025                 $7,807
The International Large-Cap Equity Portfolio (4)                           $1,222                $7,691                    N/A
The All-Cap Growth Equity Portfolio (5)                                   $22,009               $12,183                    N/A
The Large-Cap Growth Equity Portfolio (6)                                  $1,947                   N/A                    N/A


----------

(1)   Commenced operations on March 29, 1999.
(2)   Commenced operations on June 29, 1999.
(3)   Commenced operations on July 20, 1999.
(4)   Commenced operations on December 14, 1999.
(5)   Commenced operations on March 31, 2000.
(6)   Commenced operations on October 31, 2000.
(7)   Has not commenced operations as of the date of this Part B.



         The investment advisors or sub-advisors may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisors or sub-advisors in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2001, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:



                                                        Portfolio Transactions      Brokerage Commissions
                                                                Amounts                    Amounts
                                                                -------                    -------
The Large Cap Value Equity Portfolio                          $71,153,032                  $101,966
The Mid-Cap Growth Equity Portfolio                            $3,557,850                    $5,865
The International Equity Portfolio                             $8,454,198                   $20,642
The Labor Select International Equity Portfolio                $3,961,109                    $8,945
The Real Estate Investment Trust Portfolio                    $87,857,815                  $225,840
The Emerging Markets Portfolio                                   $439,903                    $1,496
The Small-Cap Growth Equity Portfolio                         $10,772,591                   $20,195
The Real Estate Investment Trust Portfolio II                  $6,527,851                   $15,912
The Intermediate Fixed Income Portfolio                               N/A                       N/A
The Aggregate Fixed Income Portfolio                                  N/A                       N/A
The High-Yield Bond Portfolio                                         N/A                       N/A
The Diversified Core Fixed Income Portfolio                           N/A                       N/A
The Global Equity Portfolio                                      $134,828                      $230
The Global Fixed Income Portfolio                                     N/A                       N/A
The Asset Allocation Portfolio (1)                                    N/A                       N/A
The International Fixed Income Portfolio                              N/A                       N/A
The Small-Cap Value Equity Portfolio                           $1,693,846                    $3,884
The Focused Value Portfolio                                    $3,087,168                    $5,576
The International Small-Cap Portfolio                             $37,649                       $75
The International Large-Cap Equity Portfolio                     $105,798                      $215
The All-Cap Growth Equity Portfolio                            $9,225,010                   $13,914
The Large-Cap Growth Equity Portfolio                            $357,239                      $618


----------

(1)  Has not commenced operations as of the date of this Part B.



         As provided under the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust and Foundation Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisors or sub-advisors which constitute in some part brokerage and research services used by the investment advisors or sub-advisors in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisors or sub-advisors will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust, Foundation Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.



         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisors or sub-advisors and the Board of Trustees of Pooled Trust and Foundation Funds that the advantages of combined orders outweigh the possible disadvantages of separate transactions.



         Consistent with NASDRsm Regulation, Inc. (the "NASDRsm") rules, and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.


         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

                               PORTFOLIO TURNOVER


         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.


         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Focused Value Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.


         The Large cap Value Equity, The International Equity, The Labor Select International Equity, The International Fixed Income, The Emerging Markets, The Global Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The International Small-Cap and The International Large-Cap Equity Portfolios have generally had portfolio turnover rates below 100%. The Mid-Cap Growth Equity, The

Global Fixed Income, The Intermediate Fixed Income, The High-Yield Bond, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Focused Value, The All-Cap Growth Equity and The Large-Cap Growth Equity Portfolios may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The High-Yield Bond, The Aggregate Fixed Income and The Focused Value Portfolios have, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:



                                                                     October 31, 2001      October 31, 2000    October 31, 1999
                                                                     ----------------      ----------------    ----------------
        The Large Cap Value Equity Portfolio                               113%                   56%                 96%
        The Mid-Cap Growth Equity Portfolio                                133%                  137%                129%
        The International Equity Portfolio                                  13%                   19%                  6%
        The Global Fixed Income Portfolio                                   32%                   53%                101%
        The Labor Select International Equity Portfolio                     15%                   20%                 12%
        The Real Estate Investment Trust Portfolio                          61%                   31%                 48%
        The Intermediate Fixed Income Portfolio                            243%                  125%                148%
        The High-Yield Bond Portfolio                                      830%                  140%                455%
        The International Fixed Income Portfolio                            60%                   82%                127%
        The Emerging Markets Portfolio                                      35%                   20%                 23%
        The Global Equity Portfolio                                         24%                   34%                 31%
        The Small-Cap Value Equity Portfolio (1)                            72%                   90%                 37%
        The Small-Cap Growth Equity Portfolio                               67%                   70%                 92%
        The Real Estate Investment Trust Portfolio II                       65%                   32%                 39%
        The Aggregate Fixed Income Portfolio                               326%                  165%                275%
        The Diversified Core Fixed Income Portfolio                        252%                  143%                216%
        The Asset Allocation Portfolio (7)                                  N/A                   N/A                 N/A
        The Focused Value Portfolio (2)                                    185%                  326%                235%
        The International Small-Cap Portfolio (3)                           17%                   23%                 15%
        The International Large-Cap Equity Portfolio (4)                    10%                    6%                 N/A
        The All-Cap Growth Equity Portfolio (5)                            147%                  138%                 N/A
        The Large-Cap Growth Equity Portfolio (6)                           68%                   N/A                 N/A



----------
        (1)   Commenced operations on March 29, 1999.
        (2)   Commenced operations on June 29, 1999.
        (3)   Commenced operations on July 20, 1999.
        (4)   Commenced operations on December 14, 1999.
        (5)   Commenced operations on March 31, 2000.
        (6)   Commenced operations on October 31, 2000.
        (7)   Has not commenced operations as of the date of this Part B.

         A new portfolio manager assumed responsibility for making the day to day investment decisions for The High-Yield Bond Portfolio in the last half of 2000. Going forward, it is expected that The High-Yield Bond Portfolio will experience portfolio turnover rates between 100% and 200%.

         In fiscal year 1999, The Aggregate Fixed Income Portfolio had higher than expected portfolio turnover as a result of volatility relating to problems within the Russian market. As the Russian market stabilized, The Aggregate Fixed Income Portfolio's turnover rate, for the fiscal year 2000, dropped within the expected limits. Going forward, it is expected that The Aggregate Fixed Income Portfolio will continue to experience portfolio turnover in excess of 100%.

         The Focused Value Portfolio's turnover rate, for the fiscal year 1999, was lower than expected because it represents only a partial year (the Portfolio commenced operation on June 29, 1999). Going forward, we anticipate that The Focused Value Portfolio's turnover rate will exceed 200%, and may be considerably in excess of 200%.

                                PURCHASING SHARES

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust or Foundation Funds, as applicable, reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.


         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or for any Portfolio in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust and Foundation Funds. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust or Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.



PURCHASING SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO, ORIGINAL CLASS OF THE INTERNATIONAL EQUITY PORTFOLIO AND ALL OTHER PORTFOLIOS)


         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to agreement by Delaware International, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

PURCHASING SHARES (CLASS R SHARES OF THE INTERNATIONAL EQUITY PORTFOLIO)


         Class R Shares of The International Equity Portfolio are available only to defined contribution plans making at least a $5 million initial investment or having plan assets of at least $100 million. There are no minimums for subsequent investments. Investments made by plan participants in an employer-sponsored defined contribution plan will be made in accordance with directions provided by or on behalf of the employer. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in the Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in such Portfolio by a contribution of securities in-kind to the Portfolio.



         Class R Shares are purchased at net asset value and are subject to 12b-1 Distribution and Service Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES" in this Part B.



         Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The International Equity Portfolio's best interest. An investment may be suitable for investors with long-term goals and is not suitable for investors with short-term goals. Short-term market-timing activity is discouraged as such activity may result in the Portfolio being unable to invest effectively in accordance with its investment objectives and policies or being otherwise adversely affected. The Portfolio monitors investment activity that appears to follow a market-timing pattern. In the event of such activity in any plan account, the Portfolio may request the assistance of the employer, plan sponsor or plan recordkeeper in an effort to identify the plan participant who is involved and to curtail such activity. If the timing activity continues despite such efforts, the Portfolio may refuse, either temporarily or permanently, further investments from that plan.



         The NASDR(sm) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.



         Class R Shares and Original Class Shares of The International Equity Portfolio represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in the Portfolio's income, before application as to Class R Shares, of any expenses under that classes' Distribution and Service Plan. Dividends, if any, paid on Original Class Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional expenses of the Distribution and Service Plan expenses relating to Class R Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."


PURCHASING SHARES (DELAWARE REIT FUND A, B, C AND INSTITUTIONAL CLASSES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors, trustees and employees of any Delaware Investments fund, the investment advisor or any of the investment advisor's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in The Real Estate Investment Trust Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Real Estate Investment Trust Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Real Estate Investment Trust Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASDR(sm) has adopted amendments to its rules relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.


         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year following purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "Plans Under Rule 12b-1" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in The Real Estate Investment Trust Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Portfolio's 12b-1 Plans.

ALTERNATIVE PURCHASE ARRANGEMENTS (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "Plans Under Rule 12b-1."

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.


         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of The Real Estate Investment Trust Portfolio. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

AUTOMATIC CONVERSION OF CLASS B SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to Class A Shares of the Portfolio pro-rata with Class B Shares not acquired through dividend reinvestment. If the Class B Shares of the Portfolio have been exchanged for Class B Shares of Delaware Group Cash Reserve Fund, the Delaware Cash Reserve Fund Class B Shares will convert into Delaware Cash Reserve Fund Consultant Class Shares rather than Delaware Cash Reserve Fund A Class Shares. In the case of exchanges into other Delaware Investments funds, Class B Shares will be converted into Class A Shares of the same fund.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.


         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B, even after the exchange. See "REDEMPTION AND EXCHANGE."


PLANS UNDER RULE 12b-1 (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND THE INTERNATIONAL EQUITY PORTFOLIO)

         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of the Class A Shares, the Class B Shares and the Class C Shares of The Real Estate Investment Trust Portfolio and the Class R Shares of The International Equity Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.


         The Plans permit each Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of the applicable class monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such class. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing out of the Distributor's own assets the commission costs to dealers with respect to the initial sale of such shares.


         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.


         The maximum aggregate fee payable by The Real Estate Investment Trust Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. The maximum aggregate fee payable by The International Equity Portfolio under the Class R Plan, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.20% (0.10% of which may be used to pay distribution and service fees for the sale and distribution of its shares and for services provided with respect to shareholder accounts) of the Class R Shares' average daily net assets for the year. Pooled Trust's Board of Trustees may reduce these amounts at any time. Pursuant to Board action, the maximum aggregate fee payable by Class A Shares of The Real Estate Investment Trust Portfolio is 0.25%.



         All of the distribution and service expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.


         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.


         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares, Class C Shares and Class R Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.



         For the fiscal year ended October 31, 2001, payments from Delaware REIT Fund A Class, B Class and C Class amounted to $120,036, $196,490 and $109,081, respectively. Such amounts were used for the following purposes:



                                            Delaware REIT Fund     Delaware REIT Fund      Delaware REIT Fund
                                                 A Class                B Class                C Class
                                                 -------                -------                -------
Advertising                                           --                     --                $   144
Annual/Semi-Annual Reports                            --                     --                $   683
Broker Trails                                    $49,089                $52,684               $120,036
Broker Sales Charges                                  --                $44,599                $63,070
Dealer Service Expenses                               --                     --                     --
Interest on Broker Sales Charges                      --                $ 2,469                $84,331
Commissions to Wholesalers                            --                     --                $ 1,304
Promotional-Broker Meetings                           --                     --                     --
Promotional-Other                                     --                     --                $ 1,676
Prospectus Printing                                   --                     --                $ 2,249
Telephone                                             --                     --                     --
Wholesaler Expenses                                   --                     --                $ 3,273
Other                                                 --                     --                     --



         Payments from The International Equity Portfolio Class R Shares are not included because the Class had not commenced operations as of October 31, 2001.


OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES (THE REAL ESTATE INVESTMENT TRUST PORTFOLIO)

BUYING CLASS A SHARES AT NET ASSET VALUE

         Class A Shares of The Real Estate Investment Trust Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


         Current and former officers, trustees/directors and employees of Pooled Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.


         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment advisor or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.


         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on Retirement Financial Services, Inc.'s proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment advisor or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.


         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

LETTER OF INTENTION

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust, which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of the Portfolio and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates, you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Portfolio and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquire those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $10,000 and subsequently purchases $40,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE


         Holders of Class A Shares and Class B Shares of the Portfolio (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.



         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of the remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.


         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS

         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT

NET ASSET VALUE" under "REDEMPTION AND EXCHANGE." Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INSTITUTIONAL CLASS


         The Institutional Class of The Real Estate Investment Trust Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
(b) tax-exempt employee benefit plans of the investment advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment advisor or its affiliates and those having client relationships with Delaware Investment Advisors, an affiliate of the investment advisor, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.


         INVESTMENT PLANS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO


REINVESTMENT PLAN/OPEN ACCOUNT


         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits or returns of capital, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions on Institutional Class Shares are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.


         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING BY ELECTRONIC FUND TRANSFER

         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association

("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

DIRECT DEPOSIT PURCHASES BY MAIL

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION

         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

ASSET PLANNER

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, or call the Shareholder Service Center.


RETIREMENT PLANS

         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment advisor and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan.

Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA DISCLOSURES

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAs

         An individual can contribute up to $2,000 to his or her IRA through 2001. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.


         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The $2,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of 2001 will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.







         The annual contribution limits through 2008 are as follows:

               Calendar Year                 Under Age 50              Age 50 and Above
               -------------                 ------------              ----------------
                   2001                         $2,000                      $2,500
                 2002-2004                      $3,000                      $3,500
                   2005                         $4,000                      $4,500
                 2006-2007                      $4,000                      $5,000
                   2008                         $5,000                      $6,000


         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 in 2001 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $33,000 ($53,000 for taxpayers filing joint returns) for tax years beginning in 2001. A partial deduction is allowed for married couples with AGI greater than $53,000 and less than $63,000, and for single individuals with AGI greater than $33,000 and less than $43,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 and defer taxes on interest or other earnings from the IRAs.

         Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAs


         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 through 2001 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2001 are the same as for a regular IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI greater than $95,000 and less than $110,000, and for couples filing jointly with AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


         Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

EDUCATION IRAs

         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary through 2001.

Beginning in 2002, the annual contribution that can be made for each designated beneficiary will be increased to $2,000 and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

           The annual contribution limit for an Education IRA is in addition to the annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


         Through 2001, the $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI greater than $95,000 and less than $110,000, and for couples filing jointly with modified AGI of greater than $150,000 and less than $160,000. Beginning in 2002, the modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% tax if the distribution is not for qualified higher education expenses. In general, tax-free transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

GROUP IRAs OR GROUP ROTH IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."


         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principal residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.


SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(b)(7)")


         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.


DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS

         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust or, as applicable, Foundation Funds and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust and Foundation Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         With respect to the International Equity Portfolio, each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class R Shares alone will bear the 12b-1 Plan expenses payable under its Plan. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The International Equity Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.



THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

         Orders for purchases of Class A Shares are effected at the offering price next calculated by The Real Estate Investment Trust Portfolio after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly. Orders for purchases of the Real Estate Investment Trust Portfolio Class Shares are effected at the net asset value per share next calculated after receipt of the order by Pooled Trust and Federal Funds wire by the Portfolio's Custodian Bank.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of The Real Estate Investment Trust Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that

Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are generally valued at the last quoted sale price at the close of the exchange on which the security is primarily traded or at the last quoted sales price available before the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the New York Stock Exchange. Domestic equity securities traded over-the-counter and domestic equity securities which are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

         U.S. government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed-income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Net asset value includes interest on fixed-income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Non-exchange traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios (as well as The Large-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios which are incorporated by reference into this Part B.

                             REDEMPTION AND EXCHANGE

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND ALL OTHER PORTFOLIOS

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust or Foundation Funds, as applicable, receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

         Pooled Trust and Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

SMALL ACCOUNTS

         Due to the relatively higher cost of maintaining small accounts, Pooled Trust and Foundation Funds reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust and Foundation Funds has available certain redemption privileges, as described below. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

EXPEDITED TELEPHONE REDEMPTIONS

         Shareholders of Class R Shares of The International Equity Portfolio wishing to redeem shares may call Pooled Trust at 800 510-4015. Holders of all other Portfolios and their shares, including The International Equity Portfolio Class Shares, wishing to redeem shares for which certificates have not been issued may call Pooled Trust at 800 231-8002 prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Redemptions involving The Asset Allocation Portfolio will be forwarded to Foundation Funds. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. PAYMENT BY WIRE: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. PAYMENT BY CHECK: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust or as applicable, Foundation Funds may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

EXCHANGE PRIVILEGE

         Shares of each Portfolio, other than Class R Shares of The International Equity Portfolio, may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware

Investments family. Class R Shares of The International Equity Portfolio may only be exchanged for the institutional classes of other funds in the Delaware Investments family Exchange requests should be sent to Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103-7094 Attn: Client Services (Attn:
Special Services for Class R Shares of The International Equity Portfolio). Exchanges involving The Asset Allocation Portfolio will be forwarded to Foundation Funds.

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, FAX message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust or, as applicable, Foundation Funds for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust and Foundation Funds reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, Foundation Funds, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust or, as applicable, Foundation Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust, Foundation Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES AND INSTITUTIONAL CLASS SHARES OF THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

         YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there may be a bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

WRITTEN REDEMPTION

         You can write to the Portfolio at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

WRITTEN EXCHANGE

         You may also write to the Portfolio (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

         THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND

         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine(SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See "MONEYLINE(SM) ON DEMAND" under "INVESTMENT PLANS."

TIMING ACCOUNTS

         REDEMPTIONS OF TIMING ACCOUNTS--Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

         RIGHT TO REFUSE TIMING ACCOUNTS--With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolio within two weeks of an earlier exchange request out of the Portfolio, or (ii) makes more than two exchanges out of the Portfolio per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolio's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         RESTRICTIONS ON TIMED EXCHANGES--Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the investment advisor's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

SYSTEMATIC WITHDRAWAL PLANS

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment advisor must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES"); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that, Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         The policy of Pooled Trust and Foundation Funds, as applicable, is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.

         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.


         For the fiscal year ended October 31, 2001, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:



The Large-Cap Value Equity Portfolio                            41%
The Real Estate Investment Trust Portfolio                       --
The Mid-Cap Growth Equity Portfolio                              --
The Small-Cap Value Equity Portfolio                           100%
The Small-Cap Growth Equity Portfolio                            --
The Real Estate Investment Trust Portfolio II                    --
The Global Equity Portfolio                                    100%
The International Equity Portfolio                               --
The Labor Select International Equity Portfolio                  --
The Emerging Markets Portfolio                                   --
The Intermediate Fixed Income Portfolio                          --
The Aggregate Fixed Income Portfolio                             --
The High-Yield Bond Portfolio                                    2%
The Diversified Core Fixed Income Portfolio                      --
The Global Fixed Income Portfolio                                --
The International Fixed Income Portfolio                         --
The Asset Allocation Portfolio                                   --
The International Small-Cap Portfolio                            --
The Focused Value Portfolio                                    100%
The International Large-Cap Equity Portfolio                     --
The All-Cap Growth Equity Portfolio                              --
The Large-Cap Growth Equity Portfolio                          100%

         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust or, as applicable, Foundation Funds will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisors regarding specific questions as to federal, state or local taxes.

         Each class of shares of The International Equity Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class R shares alone will incur distribution fees under its 12b-1 plan.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

                                      TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         A Portfolio will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Portfolio. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes. If you redeem your Portfolio shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Portfolio on those shares.

         All or a portion of any loss that you realize on the redemption of your Portfolio shares is disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in the Fund or in another Delaware Investments Portfolio within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a minimum period of time, generally 46 days. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisors. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust or Foundation Funds, as applicable, will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         A Portfolio may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Portfolio is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Portfolio (possibly causing the Portfolio to sell securities to raise the cash for necessary distributions) and/or defer the Portfolio's ability to recognize a loss, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Portfolio.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

FUTURES CONTRACTS AND STOCK OPTIONS

(THE MID-CAP GROWTH EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE FOCUSED VALUE PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO AND THE SMALL-CAP GROWTH EQUITY PORTFOLIO)

         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The International Large-Cap Equity Portfolio's, The Diversified Core Fixed Income Portfolio's, The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Focused Value Portfolio's and The International Small-Cap Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

FORWARD CURRENCY CONTRACTS

(THE INTERNATIONAL EQUITY PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE GLOBAL FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO, THE SMALL-CAP VALUE EQUITY PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE FOCUSED VALUE PORTFOLIO AND THE INTERNATIONAL SMALL-CAP PORTFOLIO)

         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focused Value Portfolio and The International Small-Cap Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

STATE AND LOCAL TAXES

         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.

          INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity Portfolios, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation, and provided sub-advisory services to The Global Equity Portfolio, subject to the supervision and direction of Board of Trustees of Pooled Trust or, as applicable, Foundation Funds. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap Portfolios, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income and provides sub-advisory services to The Diversified Core Fixed Income Portfolio subject to the supervision and direction of Pooled Trust's Board of Trustees.


         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 2001, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $47 billion in assets in the various institutional or separately managed (approximately $24,673,914,000) and investment company (approximately $23,191,258,000) accounts.

         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

        PORTFOLIO                                           DATE OF AGREEMENT        DATE APPROVED BY
                                                                                     SHAREHOLDERS
        The Large-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Mid-Cap Growth Equity Portfolio                 December 15, 1999        December 15, 1999*
        The International Fixed Income Portfolio            December 15, 1999        December 15, 1999*
        The International Equity Portfolio                  December 15, 1999        December 15, 1999*
        The Global Fixed Income Portfolio                   December 15, 1999        December 15, 1999*
        The Intermediate Fixed Income Portfolio             December 15, 1999        December 15, 1999*
        The Labor Select International Equity Portfolio     December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio          December 15, 1999        December 15, 1999*
        The High-Yield Bond Portfolio                       December 15, 1999        December 15, 1999*
        The Emerging Markets Portfolio                      December 15, 1999        December 15, 1999*
        The Global Equity Portfolio                         December 15, 1999        December 15, 1999*
        The Real Estate Investment Trust Portfolio II       December 15, 1999        December 15, 1999*
        The Aggregate Fixed Income Portfolio                December 15, 1999        December 15, 1999*
        The Diversified Core Fixed Income Portfolio         December 15, 1999        December 15, 1999*
        The Small-Cap Growth Equity Portfolio               December 15, 1999        December 15, 1999*
        The Small-Cap Value Equity Portfolio                December 15, 1999        December 15, 1999*
        The Focused Value Portfolio                         December 15, 1999        December 15, 1999*
        The International Small-Cap Portfolio               December 15, 1999        December 15, 1999*
        The Asset Allocation Portfolio                      December 15, 1999        **
        The International Large-Cap Equity Portfolio        December 15, 1999        December 15, 1999*
        The All-Cap Growth Equity Portfolio                 February 28, 2000        March 30, 2000*
        The Large-Cap Growth Equity Portfolio               September 5, 2000        October 30, 2000*

         *        Date approved by the initial shareholder

         ** Will be approved by the initial shareholder prior to commencement of operations.

         The Sub-Advisory Agreement between Delaware International and Delaware for The Global Equity Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999. The Sub-Advisory Agreement between Delaware and Delaware International for The Diversified Core Fixed Income Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         Each Portfolio's Investment Management Agreement has an initial term of two years and may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolio, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust or Foundation Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust or Foundation Funds, as applicable, or by the investment advisor. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                PORTFOLIO                                          RATE
      The Large-Cap Value Equity Portfolio                         0.55%
      The Mid-Cap Growth Equity Portfolio                          0.75%
      The International Equity Portfolio                           0.75%
      The Labor Select International Equity Portfolio              0.75%
      The Real Estate Investment Trust Portfolio                   0.75%
      The Real Estate Investment Trust Portfolio II                0.75%
      The Intermediate Fixed Income Portfolio                      0.40%
      The Aggregate Fixed Income Portfolio                         0.40%
      The Global Fixed Income Portfolio                            0.50%
      The International Fixed Income Portfolio                     0.50%
      The High-Yield Bond Portfolio                                0.45%
      The Emerging Markets Portfolio                               1.00%
      The Global Equity Portfolio                                  0.75%(1)
      The Diversified Core Fixed Income Portfolio                  0.43%(1)
      The Asset Allocation Portfolio                               0.05%
      The Small-Cap Growth Equity Portfolio                        0.75%
      The Small-Cap Value Equity Portfolio                         0.75%
      The Focused Value Portfolio                                  1.00%
      The International Small-Cap Portfolio                        1.00%
      The International Large-Cap Equity Portfolio                 0.75%
      The All-Cap Growth Equity Portfolio                          0.75%
      The Large-Cap Growth Equity Portfolio                        0.65%


(1) Delaware has entered into sub-advisory agreements with Delaware International with respect to The Global Equity Portfolio. As compensation for its services as sub-advisor to Delaware International, Delaware is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware International's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio. Delaware has entered into sub-advisory agreements with Delaware International with respect to The Diversified Core Fixed Income Portfolio. As compensation for Delaware International's services as sub-advisor to Delaware, Delaware International is entitled to receive sub-advisory fees from Delaware in an amount equal to the management fee paid to Delaware times a ratio; the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of The Diversified Core Fixed Income Portfolio, such amount to be calculated at the same time and measured over the same period as the management fee.

      Delaware, or as applicable Delaware International, has elected to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through October 31, 2001 (unless otherwise noted):



                            PORTFOLIO
       The Large-Cap Value Equity Portfolio                 0.68%
       The Mid-Cap Growth Equity Portfolio                  0.93%
       The International Equity Portfolio                   0.96%(4)
       The Labor Select International Equity Portfolio      0.96%
       The Real Estate Investment Trust Portfolio           1.10%(1)
       The Real Estate Investment Trust Portfolio II        0.86%
       The Intermediate Fixed Income Portfolio              0.53%
       The Aggregate Fixed Income Portfolio                 0.53%
       The Global Fixed Income Portfolio                    0.60%(2)
       The International Fixed Income Portfolio             0.60%(3)
       The High-Yield Bond Portfolio                        0.59%
       The Emerging Markets Portfolio                       1.55%
       The Global Equity Portfolio                          0.96%
       The Diversified Core Fixed Income Portfolio          0.57%
       The Asset Allocation Portfolio                       0.15%
       The Small-Cap Growth Equity Portfolio                0.89%
       The Small-Cap Value Equity Portfolio                 0.89%
       The Focused Value Portfolio                          1.20%
       The International Small-Cap Portfolio                1.20%
       The International Large-Cap Equity Portfolio         0.96%
       The All-Cap Growth Equity Portfolio                  0.89%
       The Large-Cap Growth Equity Portfolio                0.80%



(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has contracted to waive that portion, if any, of the annual investment advisory fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, on an annualized basis, 1.15% as a percentage of average net assets during the period March 1, 2002 through February 28, 2003. From March 1, 2001 through February 28, 2002, expenses were capped at 1.10%. From November 11, 1998 through February 28, 2001, expenses were capped at 0.95%. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.


(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through April 30, 2002.

(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through April 30, 2002.


(4) Delaware International voluntarily elected to wave that portion, if any, of its annual investment advisory fees and to pay The International Equity Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.96% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 2001. Such waiver for The International Equity Portfolio was terminated effective November 1, 2001.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:


                      PORTFOLIO                         OCTOBER 31, 2001      OCTOBER 31, 2000      OCTOBER 31, 1999
                      ---------                         ----------------      ----------------      ----------------
The Large-Cap Value Equity Portfolio                    $416,880 earned       $576,428 earned       $767,416 earned
                                                        $291,231 paid         $497,639 paid         $767,416 paid
                                                        $125,649 waived       $78,789 waived        $-0- waived

The Mid-Cap Growth Equity Portfolio                     $31,244 earned        $55,238 earned        $47,744 earned
                                                        $17,399 paid          $46,727 paid          $41,153 paid
                                                        $13,845 waived        $8,511 waived         $6,591 waived

The International Equity Portfolio                      $3,923,926 earned     $6,204,153 earned     $5,479,870 earned
                                                        $3,923,926 paid       $6,204,153 paid       $5,479,870 paid
                                                        $-0- waived           $-0- waived           $-0- waived

The Global Fixed Income Portfolio                       $1,591,662 earned     $2,799,168 earned     $3,243,685 earned
                                                        $1,263,615 paid       $2,194,549 paid       $3,140,890 paid
                                                        $328,047 waived       $604,619 waived       $102,795 waived

The Labor Select International Equity Portfolio         $643,843 earned       $831,627 earned       $835,868 earned
                                                        $616,414 paid         $825,025 paid         $835,868 paid
                                                        $27,429 waived        $6,602 waived         $-0- waived

The Real Estate Investment Trust Portfolio              $848,912 earned       $582,756 earned       $527,658 earned
                                                        $785,859 paid         $430,999 paid         $367,520 paid
                                                        $63,053 waived        $151,757 waived       $160,138 waived

The Intermediate Fixed Income Portfolio                 $29,019 earned        $53,970 earned        $82,482 earned
                                                        $25,337 paid          $46,302 paid          $34,049 paid
                                                        $3,682 waived         $7,668 waived         $48,433 waived

The High-Yield Bond Portfolio                           $15,378 earned        $27,120 earned        $89,345 earned
                                                        $9,240 paid           $-0- paid             $51,895 paid
                                                        $6,138 waived         $27,120 waived        $37,450 waived

The International Fixed Income Portfolio                $224,083 earned       $386,689 earned       $467,400 earned
                                                        $184,391 paid         $313,806 paid         $427,092 paid
                                                        $39,692 waived        $72,883 waived        $40,308 waived

                      PORTFOLIO                         OCTOBER 31, 2001      OCTOBER 31, 2000      OCTOBER 31, 1999
                      ---------                         ----------------      ----------------      ----------------
The Emerging Markets Portfolio                          $1,234,691 earned     $1,165,784 earned     $415,408 earned
                                                        $1,234,691 paid       $1,165,784 paid       $400,890 paid
                                                        $-0- waived           $-0- waived           $14,518 waived

The Global Equity Portfolio                             $24,625 earned        $25,065 earned        $27,075 earned
                                                        $20,458 paid          $13,907 paid          $-0- paid
                                                        $4,167 waived         $11,158 waived        $27,075 waived

The Real Estate Investment Trust Portfolio II           $50,330 earned        $20,134 earned        $40,028 earned
                                                        $46,789 paid          $4,258 paid           $6,983 paid
                                                        $3,541 waived         $15,876 waived        $33,045 waived

The Aggregate Fixed Income Portfolio                    $24,312 earned        $28,821 earned        $24,501 earned
                                                        $22,819 paid          $28,142 paid          $19,035 paid
                                                        $1,493 waived         $679 waived           $5,466 waived

The Diversified Core Fixed Income Portfolio             $35,558 earned        $20,287 earned        $11,289 earned
                                                        $31,051 paid          $17,399 paid          $-0- paid
                                                        $4,507 waived         $2,888 waived         $11,289 waived

The Small-Cap Growth Equity Portfolio                   $265,027 earned       $155,739 earned       $2,815 earned
                                                        $253,710 paid         $151,177 paid         $-0- paid
                                                        $11,317 waived        $4,562 waived         $2,815 waived

The Small-Cap Value Equity Portfolio (1)                $18,766 earned        $15,714 earned        N/A
                                                        $17,321 paid          $8,379 paid
                                                        $1,445 waived         $7,335 waived

The Asset Allocation Portfolio (1)                      N/A                   N/A                   N/A

The Focused Value Portfolio (2)                         $18,922 earned        $25,101 earned        N/A
                                                        $18,435 paid          $12,575 paid
                                                        $487 waived           $12,526 waived

The International Small-Cap Portfolio (3)               $30,332 earned        $29,814 earned        N/A
                                                        $28,130 paid          $25,295 paid
                                                        $2,202 waived         $4,519 waived

The International Large-Cap Equity Portfolio (4)        $21,350 earned        $19,374 earned        N/A
                                                        $21,350 paid          $8,531 paid
                                                        $-0- waived           $10,843 waived

                      PORTFOLIO                         OCTOBER 31, 2001      OCTOBER 31, 2000      OCTOBER 31, 1999
                      ---------                         ----------------      ----------------      ----------------
The All-Cap Growth Equity Portfolio (5)                 $73,128 earned        $42,497 earned        N/A
                                                        $70,776 paid          $31,143 paid
                                                        $2,352 waived         $12,354 waived

The Large-Cap Growth Equity Portfolio (6)               $9,883 earned         N/A                   N/A
                                                        $-0- paid
                                                        $9,883 waived




(1)      Commenced operations on March 29, 1999.



(2)      Commenced operations on June 29, 1999.



(3)      Commenced operations on July 20, 1999.



(4)      Commenced operations on December 14, 1999.



(5)      Commenced operations on March 31, 2000.



(6)      Commenced operations on October 31, 2000.



(7)      Has not commenced operations as of the date of this Part B.

         On October 31, 2001, the total net assets of Pooled Trust were $1,213,250,506 broken down as follows:



         The Large-Cap Value Equity Portfolio                  $ 60,788,428
         The Mid-Cap Growth Equity Portfolio                   $  2,654,810
         The International Equity Portfolio                    $409,295,349
         The Global Fixed Income Portfolio                     $284,829,827
         The Labor Select International Equity Portfolio       $ 75,965,336
         The Real Estate Investment Trust Portfolio            $139,440,753
         The Real Estate Investment Trust Portfolio II         $  9,990,232
         The Intermediate Fixed Income Portfolio               $  6,432,110
         The High-Yield Bond Portfolio                         $  3,278,202
         The Emerging Markets Portfolio                        $113,488,034
         The Global Equity Portfolio                           $  2,962,048
         The International Fixed Income Portfolio              $ 36,989,345
         The Diversified Core Fixed Income                     $  8,671,968
         The Aggregate Fixed Income Portfolio                  $  3,013,496
         The Small-Cap Growth Equity Portfolio                 $ 35,571,919
         The Small-Cap Value Equity                            $  2,479,253
         The Focused Value Portfolio                           $  1,666,972
         The International Small-Cap Portfolio                 $  2,792,515
         The International Large-Cap Equity Portfolio          $  2,519,023
         The All-Cap Growth Equity Portfolio                   $  9,222,357
         The Large-Cap Growth Equity Portfolio                 $  1,198,529


         Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisors under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

DISTRIBUTION AND SERVICE

         The Distributor is located at 2005 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio of Pooled Trust under a Distribution Agreement dated November 1, 2001. The Distributor also serves as the national distributor for The Asset Allocation Portfolio of Foundation Funds pursuant to a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the investment advisors and bears all of the costs of promotion and distribution.


         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Delaware and Delaware International, serves as the financial intermediary wholesaler, with respect to The Real Estate Investment Trust Portfolio pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Portfolio shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Portfolio shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Portfolio shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:



AGGREGATE VALUE OF WHOLESALER PRODUCT SALES                  COMPENSATION PAID TO LFD
IN CALENDAR YEAR                                       (% OF NAV OF FUND SHARES SOLD BY LFD)
----------------                                       -------------------------------------
$3.75 billion or less                                                0.45%
More than $3.75 billion, but less than $4.5 billion                  0.50%
$4.5 billion and above                                               0.55%



         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.



         The fees associated with LFD's services to Pooled Trust are borne exclusively by the Distributor and not by Pooled Trust.


         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to a Shareholders Services Agreement dated April 19, 2001. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 2005 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.

         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

                              OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust and Foundation Funds are managed under the direction of its Board of Trustees.


         As of January 31, 2002, no one account held 25% or more of the outstanding shares of Pooled Trust or Foundation Funds. As of January 31, 2002, the Trustees and Officers of Pooled Trust, as a group, owned 7.00% of the outstanding shares of The Real Estate Investment Trust Portfolio; they held less than 1% of the shares of each of the other Portfolios. As of January 31, 2002, the Trustees and Officers of Foundation Funds did not hold any shares of the Portfolios.



         As of January 31, 2002, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.


DELAWARE POOLED TRUST:


PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
The Large-Cap Value Equity Portfolio      Northern Trust Company                               879,452.210         20.65%
                                          PHH Group 22-30049
                                          P.O. Box 92956
                                          Chicago, IL 60675-2956

                                          Mac & Co.                                            477,507.700         11.21%
                                          A/C LNFF5033902
                                          Mutual Funds Operations
                                          P.O. Box 3198
                                          Pittsburgh, PA  15230-3198

                                          Commerce Bank of Kansas City                         463,982.140         10.89%
                                          Trustee Burns & McDonnell Employee
                                          Stock Ownership Plan
                                          P.O. Box 419248  Mail Stop TBMZ-6
                                          Kansas City, MO 64141-6248

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Cherrytrust & Co.                                    404,512.910          9.49%
                                          FBO Colorado Open Shop
                                          Employers Pension Trust
                                          c/o The Bank of Cherry Creek NA
                                          3033 E. First Avenue
                                          Denver, CO 80206-5617

                                          Fifth Third Bank                                     390,036.900          9.15%
                                          TTEE FBO Steak N Shake PSP
                                          Delaware A/C# 65-2-6645956
                                          38 Fountain Square Plaza
                                          Cincinnati, OH 45263

                                          Fleet National Bank                                  262,944.800          6.17%
                                          Customer ITO Pension Plan
                                          D/A Account 50-5029-18
                                          P.O. Box 92800
                                          Rochester, NY 14692-8900

                                          Jesuit High School of New Orleans                    230,796.700          5.42%
                                          4133 Banks Street
                                          New Orleans, LA 70119-6883

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          LaSalle National Bank Trustee                        224,615.240          5.27%
                                          FBO Metz Baking Company
                                          A/C# 407755032-246248108
                                          P.O. Box 1443
                                          Chicago, IL 60690-1443

                                          Amsouth Bank TTEE FBO                                223,185.070          5.24%
                                          Lloyd Noland Foundation Retirement Plan
                                          Attn:  Trust Operations - Mutual Funds
                                          P.O. Box 11426
                                          Birmingham, AL 35202-1426

The Mid-Cap Growth Equity Portfolio       Crestar Bank                                         753,305.640         83.06%
                                          Cust the College of William and Mary
                                          Attn:  A/C# 7006100-7013873
                                          P.O. Box 105870 CTR 3144
                                          Atlanta, GA 30348-5870

                                          Richard Bland College                                 63,654.010          7.01%
                                          Foundation Fund
                                          11301 Johnson Road
                                          Petersburg, VA 23805-7100

                                          First Union National Bank FBO                         47,753.860          5.26%
                                          Philadelphia Marine Trade Association
                                          Pension Plan #1541050387
                                          1525 West WT Harris Blvd. CMG 1151
                                          Charlotte, NC 28262-8522

The International Equity Portfolio        Bankers Trust Co.                                  2,770,477.180          8.16%
Class                                     FBO Watson Wyatt Pension - 191823
                                          Bankers Trust Company
                                          P.O. Box 9014
                                          Church Street Station
                                          New York, NY 10008

                                          First Union National Bank                          2,099,037.120          6.18%
                                          FBO Lehigh County A/C#1546002562
                                          1525 West WT Harris Boulevard
                                          CHG 3C4 NC-1151
                                          Charlotte, NC 28262-8522

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Mac & Co                                           1,827,681.880          5.38%
                                          A/C # LCPF0763222
                                          Mutual Fund Operations
                                          P.O. Box 3198
                                          Pittsburgh, PA  15230-3198

                                          Wells Fargo Bank Minnesota NA                      1,708,471.380          5.03%
                                          FBO P#1 BT INTL EQ
                                          #25332800
                                          P.O. Box 1533
                                          Minneapolis, MN 55480-1533

The International Equity Portfolio R      Delaware Management Trust Co. - DIA                      804.810        100.00%
Class                                     Attn:  Joe Hastings
                                          1818 Market Street, 7th Floor
                                          Philadelphia, PA 19103

The Intermediate Fixed Income             Crestar Bank                                         345,525.630         55.09%
Portfolio                                 Cust The College of William and Mary
                                          Attn: AC 70061007013873
                                          P.O. Box 105870 CTR 3144
                                          Atlanta, GA 30348-5870

                                          Fleet National Bank Trustee                          138,047.240         22.01%
                                          FBO International Terminal
                                          Operating Pension
                                          Attn:  50502918
                                          P.O. Box 92800
                                          Rochester, NY 14692-8900

                                          First Union National Bank                             68,755.290         10.96%
                                          FBO Philadelphia Marine Trade Association
                                          Pension Plan #1541050387
                                          1525 West WT Harris Blvd. CMG 1151
                                          Charlotte, NC 28262-8522

                                          Plumbers Local Union 690                              34,489.410          5.49%
                                          Industry Funds Employee's Pen Plan
                                          2791 Southampton Road
                                          Philadelphia, PA 19154-1296

                                          Richard Bland College                                 32,452.280          5.17%
                                          Foundation Fund
                                          11301 Johnson Road
                                          Petersburg, VA 23805-7100

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
The Global Fixed Income Portfolio         Public School Retirement System of the City        7,356,204.310         27.60%
                                          of St. Louis
                                          One Mercantile Center
                                          Suite 2607
                                          St. Louis, MO 63101

                                          The Hitchcock Alliance                             2,863,147.900         10.74%
                                          Master Investment Program of
                                          Pooled Investment Accounts
                                          Attn: S.G. Shaw - B3L5 PHY SERV
                                          1 Medical Center Drive
                                          Lebanon, NH 03756-0001

                                          Standex International Corporation                  1,428,963.140          5.36%
                                          Retirement Plans Trust
                                          6 Manor Parkway
                                          Salem, NH

                                          New Hampshire Charitable Foundation                1,423,494.770          5.34%
                                          37 Pleasant Street
                                          Concord, NH 03301-4005

                                          Key Trust Co. TTEE for                             1,341,428.520          5.03%
                                          Stroh Brewery
                                          P.O. Box 94871
                                          Cleveland, OH 44101-4871

The International Fixed Income            Fleet National Bank                                1,427,780.500         35.51%
Portfolio                                 FBO Hartford Foundation
                                          For Public Giving
                                          Attn:  0006294310
                                          P.O. Box 92800
                                          Rochester, NY 14692-8900

                                          Brockton Retirement Board                          1,242,632.460         30.91%
                                          15 Christy's Drive
                                          Brocton, MA  02301-1813

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Comerica Bank Trustee                              1,059,122.980         26.34%
                                          Oakwood Pension Plan
                                          P.O. Box 75000 M/C #3446
                                          Detroit, MI 48275-0001

                                          Bank One Trust Co. NA Trustee                        290,265.200          7.22%
                                          Staff Employees Profit Sharing
                                          Trust of Carhartt, Inc.
                                          3 Parklane Boulevard
                                          P.O. Box 600
                                          Dearborn, MI 48121-0600

The Labor Select International            Maritime Association ILA                           2,434,427.100         32.95%
Equity Portfolio                          Pension Fund
                                          11550 Fuqua St Ste 425
                                          Houston, TX 77034-4597

                                          Carpenters' Pension Fund of                        1,015,821.300         13.75%
                                          Western Pennsylvania
                                          495 Mansfield Avenue
                                          Pittsburgh, PA 15205-4376

                                          IUE AFL-CIO Pension Fund                             892,098.760         12.07%
                                          1460 Broad Street
                                          Bloomfield, NJ 07003-3014

                                          Local 25 SEIU and Participating Employers            736,763.080          9.97%
                                          Pension Trust
                                          111 E Wacker Drive #2500
                                          Chicago, IL 60601-3713

                                          Inlandboatmen's Union of the                         591,779.270          8.01%
                                          Pacific National Pension Plan
                                          1220 SW Morrison Street, Suite 300
                                          Portland, OR 97205-2222

                                          Twin City Floor Covering Industry                    465,711.420          6.30%
                                          Zenith Administrators
                                          7645 Metro Blvd
                                          Minneapolis, MN 55439-3049

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
The High-Yield Bond Portfolio             Mac & Co LCWF 0780282                                522,999.850         76.69%
                                          Mutual Funds Operations
                                          P.O. Box 3198
                                          Pittsburgh, PA 15320-3198

                                          Melhorn & Co. FBO Shopmen's                          158,908.630         23.30%
                                          Iron Workers' Union #502 Pension Fund
                                          c/o PNC Bank
                                          1600 Market Street
                                          Lower Level 2
                                          Philadelphia, PA 19103-7240

The Emerging Markets Portfolio            Northern Trust                                    13,780,061.180         76.37%
                                          FBO ILT 14
                                          Attn: Christine Farrell
                                          50 S La Salle Street
                                          Chicago, IL 60675-0001

                                          Conagra Master Pension Trust                       1,814,264.540         10.05%
                                          One Conagra Drive
                                          Omaha, NE 68102-5003

                                          Burlington Northern Santa Fe                       1,108,592.040          6.14%
                                          Retirement Plan
                                          Attn: Elaine Davis
                                          2500 Lou Menk Drive
                                          Fort Worth, TX 76131-2828

The Small-Cap Growth Equity Portfolio     First Union Portfolio Strategies Omnibus             449,466.850         13.63%
                                          1525 West WT Harris Blvd
                                          Charlotte, NC  28262-8522

                                          Winter Park Health Foundation, Inc.                  448,976.450         13.62%
                                          1870 Aloma Avenue Suite 200
                                          Winter Park, FL 32789-4050

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Eastern Band of Cherokee Indians                     337,038.060         10.22%
                                          Endowment Account
                                          P.O. Box 455
                                          Cherokee, NC 28719-0455

                                          Strafe and Co.                                       330,905.860         10.03%
                                          FBO TD Williamson
                                          Delaware BIN# 7000527701
                                          P.O. Box 160
                                          Westerville, OH 43086-0160

                                          LaCrosse and Company                                 276,737.250          8.39%
                                          311 Main Street
                                          LaCrosse, WI  54601-3251

                                          Wells Fargo Bank MN NA Trustee                       231,152.760          7.01%
                                          North Country Gen Fd (13363010)
                                          P.O. Box 1533
                                          Minneapolis, MN 55480-1533

                                          Wells Fargo Bank Minnesota NA                        211,308.580          6.41%
                                          FBO Hazelden Investment
                                          Mutual Fund A/C #12587305
                                          P.O. Box 1533
                                          Minneapolis, MN 55480-1533

The Small-Cap Value Equity Portfolio      Lincoln National Life Insurance Company              261,382.530         99.99%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3506

The Focused Value Portfolio               Lincoln National Life Insurance Company              266,611.680         99.99%
                                          1300 S Clinton Street
                                          Fort Wayne, IN 46802-3518

The International Small-Cap Portfolio     Lincoln National Life Insurance Company              413,428.570         99.99%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
The International Large-Cap Equity        Lincoln National Life Insurance Company              370,260.110         99.99%
Portfolio                                 1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

The All-Cap Growth Equity Portfolio       Bost & Co A/C UFCF9287002                            795,798.570         40.37%
                                          Mutual Funds Operations
                                          P.O. Box  3198
                                          Pittsburgh, PA 15230-3198

                                          Operating Engineers Local 37                         595,947.560         30.23%
                                          Pension Fund
                                          5901 Harford Rd., Suite C
                                          Baltimore, MD 21214-1846

                                          Lincoln National Life Insurance Company              294,117.650         14.92%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN  46802-3518

                                          Operating Engineers Local 37                         285,308.650         14.47%
                                          Severance and Annuity Fund
                                          5901 Harford Rd., Suite C
                                          Baltimore, MD  21214-1846

The Large-Cap Growth Equity Portfolio     Lincoln National Life Insurance Company              236,742.600         99.99%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

The Global Equity Portfolio               Lincoln National Life Insurance Company              400,985.740         99.99%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

Delaware REIT Fund A Class                Charles Schwab & Co., Inc.                         1,098,463.970         19.72%
                                          Special Custody Account for the Excl.
                                          Benefits of Customers
                                          Attn: Mutual Funds
                                          101 Montgomery Street
                                          San Francisco, CA 94104-4122

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
Delaware REIT Fund B Class                MLPF &S For the sole                                 450,648.010         18.08%
                                          Benefit of its Customers
                                          Attn: Fund Administration-SEC#97SR7
                                          4800 Deer Lake Drive E 2nd Fl.
                                          Jacksonville, FL 32246-6484

Delaware REIT Fund C Class                MLPF &S for the sole                                 218,219.380         15.39%
                                          Benefit of its Customers
                                          Attn: Fund Administrator - SEC #97SR9
                                          4800 Deer Lake Dr. E, 2nd Floor
                                          Jacksonville, FL  32246-6484

Delaware REIT Fund Institutional          RS DMC Employee Profit Sharing Plan                   91,854.950         67.52%
Class                                     Delaware Management Company
                                          Employee Profit Sharing Trust
                                          c/o Rick Seidel
                                          1818 Market Street
                                          Philadelphia, PA 19103

                                          Chase Manhattan Bank C/F                              33,351.970         24.51%
                                          Delaware Group Foundation Funds-
                                          Income Portfolio
                                          Attn: Marisol Gordan-Global Inv. Serv.
                                          3 Metrotech Center, 8th Floor
                                          Brooklyn, NY 11201-3800

The Real Estate Investment Trust          Lincoln National Life Insurance Company            1,469,631.980         70.13%
Portfolio Class                           1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

                                          American States Insurance Company                    625,797.400         29.86%
                                          500 N. Meridian Street
                                          Indianapolis, IN 46802-1275

The Real Estate Investment Trust          McKinsey Master Retirement Trust                     221,774.490         36.85%
Portfolio II                              McKinsey & CO Inc.
                                          C/O Alex Cabe
                                          114 West 47th St, 20th Fl.
                                          New York, NY 10036-1525

                                          Lincoln National Life Insurance Company              148,501.530         24.68%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3518

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Fleck Foundation                                     113,383.070         18.84%
                                          16655 W. Bluemound Road, Suite 290
                                          Brookfield, WI 53005-5935

                                          Milwaukee Ductile Defined Benefit Plan                60,808.540         10.10%
                                          C/o Metal Technologies, Inc.
                                          1340 Grandstaff Drive
                                          Auburn, IN 46706-2661

                                          Barnard J. Gottstein Trustee                          57,208.240          9.50%
                                          Barnard J. Gottstein Revocable Living
                                          Trust Dated 07/16/1993
                                          550 W. 7th Avenue Suite 1540
                                          Anchorage, AK 99501-3567

The Aggregate Fixed Income Portfolio      Lincoln National Life Insurance Company              303,592.090         99.99%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3506

The Diversified Core Fixed Income         Pace Local 2-286                                     521,685.980         51.54%
Portfolio                                 Severance/401(k) Plan
                                          410 N 8th St.
                                          Philadelphia, PA 19123-3903

                                          Lincoln National Life Insurance Company              490,320.290         48.45%
                                          1300 S. Clinton Street
                                          Fort Wayne, IN 46802-3506

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
Income Portfolio A Class                  DMTC RS 401(k)                                     2,269,163.200         87.16%
                                          Hoag Memorial Hospital Savings Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

Income Portfolio B Class                  NFSC FEBO #OKS-998419                                 15,420.460         30.43%
                                          NFSC/FMTC IRA Rollover
                                          FBO Jonathan J. Williams
                                          1122 Sinclair Way
                                          Roseville, CA 95747-5814

                                          NFSC FEBO #BWD-014184                                  6,971.310         13.76%
                                          Leslie R. Brown
                                          227 Sunrise Rim Road
                                          Nampa, ID 83686-8325

                                          Sylvia E. Hetrick                                      4,649.280          9.17%
                                          324 W Logan Street, Apt. 218
                                          Caldwell, ID 83605-4799

                                          Donaldson Lufkin Jenrette                              3,771.940          7.44%
                                          Securities Corporation, Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

                                          Donaldson Lufkin Jenrette                              3,300.460          6.51%
                                          Securities Corporation, Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

                                          Lucille F. Gross                                       2,821.190          5.56%
                                          TTEE Lucille F. Gross Trust
                                          DTD 7-20-00
                                          502 Elizabeth Drive, Apt. 313
                                          Lancaster, PA 17601-4406

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
Income Portfolio C Class                  Irvin B. Horst and Janis A. Horst JTWROS               3,154.760         21.08%
                                          33 North Millbach Road
                                          Newmanstown, PA 17073-9127

                                          DMTC Custodian for the IRA of                          1,413.610          9.44%
                                          Amos A. Bricker
                                          2754 Mount Pleasant Road
                                          Mount Joy, PA 17552-8728



                                          RS DMTC 401(k) Plan                                    1,309.810          8.75%
                                          P. Quamatic Fire Protection
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          RS DMTC 401(k) Plan                                    1,023.900          6.84%
                                          Huck Salt Co.
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          RS DMTC 401(k) Plan                                      918.220          6.13%
                                          Sunwise Energy Systems
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          RS DMTC 401(k) Plan                                      835.200          5.40%
                                          Genfed Federal Credit Union
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          Brenda S. Livengood Custodian                            781.090          5.22%
                                          Ryan T. Livengood UTMA-PA
                                          1906 Pioneer Road
                                          Lancaster, PA 17602-1520

Income Portfolio Institutional Class      RS 401K Plan                                          19,579.010         52.26%
                                          Iron Works Local#420
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS DMTC 401(k) Plan                                    9,621.530         25.68%
                                          United Subcontractors 401(k) Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          Delaware Management Business                           7,036.770         18.78%
                                          TR-DIA
                                          Attn: Joseph Hastings
                                          1818 Market Street, 16th Floor
                                          Philadelphia, PA  19103-3645



Balanced Portfolio A Class                DMTC RS 401(k)                                     1,305,621.840         43.98%
                                          Hoag Memorial Hospital Savings Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS DMTC Money Purchase Plan                          683,296.440         23.01%
                                          Visiting Nurse Service System, Inc.
                                          Money Purchase Plan
                                          Attn: Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

Balanced Portfolio B Class                Donaldson Lufkin Jenrette                             12,953.860          7.87%
                                          Securities Corporation, Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-2052

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          FISERV SECURITIES, INC.                               10,071.100          6.12%
                                          FAO 45021199
                                          Attn: Mutual Funds Department
                                          One Commerce Square
                                          2005 Market Street, Suite 1200
                                          Philadelphia, PA 19103-7084

Balanced Portfolio C Class                DMTC C/F The Rollover IRA of                           8,846.460          8.39%
                                          Joan F. Sylvander
                                          1757 E. 26th St.
                                          Brooklyn, NY  11229-2405

                                          RS DMTC 401(k) Plan                                    7,966.000          7.55%
                                          GENFED Federal Credit Union
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          DMTC C/F The Rollover IRA of                           7,110.900          6.74%
                                          Catherine A. Horch
                                          133 Henry St., Apt. 8
                                          Brooklyn, NY  11201-2550

                                          RS DMTC 401(k) Plan                                    6,624.420          6.28%
                                          P. Quamatic Fire Protection
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638


Balanced Portfolio Institutional          RS 401(k) Plan                                        27,593.800         31.62%
Class                                     Iron Workers Local 420
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          RS DMTC 401(k) Plan                                   17,710.420         20.29%
                                          Southwest Graphics
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          RS DMTC 401(k) Plan                                   16,528.200         18.94%
                                          United Subcontractors 401(k) Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          RS DMTC 401(k) Plan                                   16,159.040         18.51%
                                          Moneys Foods, Inc. 401(k) Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          Delaware Management Business TR-DIA                    6,809.650          7.80%
                                          Attn:  Joseph Hastings
                                          1818 Market Street, 16th Fl.
                                          Philadelphia, PA  19103-3691

Growth Portfolio A Class                  RS DMTC 401(k) Plan                                  769,326.240         41.70%
                                          Hoag Memorial Hospital Savings Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS DMTC 401(k) Plan                                  263,835.880         14.30%
                                          Boca Raton Employees Savings
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
                                          RS DMTC Money Purchase Pension Plan                  148,727.120          8.06%
                                          Coastal Center for Developmental
                                          SRVS Money Purchase
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

Growth Portfolio B Class                  DMTC C/F the Rollover IRA of                          17,961.340          7.18%
                                          Louis E. Meador
                                          1301 Camden Place
                                          Lawrenceville, GA 30043-5206

Growth Portfolio C Class                  RS DMTC 401(k) Plan                                   15,108.750         10.61%
                                          AT&A Trucking 401(k) Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS DMTC 401(k) Plan                                    8,588.700          6.03%
                                          Warren S. Kurnick MD 401(k) Plan
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS DMTC 401(k) Plan                                    8,499.290          5.97%
                                          GENFED Federal Credit Union
                                          Attn: Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          RS DMTC 401(k) Plan                                    7,425.560          5.21%
                                          American Independent Ins. Co.
                                          Attn: Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

PORTFOLIO                                 NAME AND ADDRESS OF ACCOUNT                         SHARE AMOUNT       PERCENTAGE
Growth Portfolio Institutional Class      RS DMTC 401(k) Plan                                   23,473.590         39.66%
                                          United Subcontractors 401(k) Plan
                                          Attn: Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638

                                          RS 401(k) Plan                                        23,110.340         39.05%
                                          Iron Workers Local 420
                                          Attn:  Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA 19103-3638

                                          Delaware Management Business TR-DIA                    6,813.590         11.51%
                                          Attn:  Joseph Hastings
                                          1818 Market Street, 16th Fl.
                                          Philadelphia, PA  19103-3638



                                          RS Money Purchase Pension                              4,054.510          6.85%
                                          IATSE Atlanta Annuity Trust Fund
                                          Attn: Retirement Plans
                                          1818 Market Street
                                          Philadelphia, PA  19103-3638



         DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Business Trust, Delaware Management Company, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Pooled Trust and Foundation Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust and Foundation Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094. Trustees and principal officers of Pooled trust and Foundation Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is 2005 Market Street, Philadelphia, PA 19103-7094.

TRUSTEES/OFFICERS

                           POSITION(S)
                            HELD WITH                                                 NUMBER OF
                           POOLED TRUST                                             PORTFOLIOS IN
                               AND                               PRINCIPAL          FUND COMPLEX          OTHER
   NAME, ADDRESS AND        FOUNDATION    LENGTH OF TIME    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       BIRTHDATE              FUNDS           SERVED            PAST 5 YEARS           TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman,      Chairman and    1 Year           Since January 1,        87               None
Jr.(1)                    Trustee                          2000, Mr. Haldeman
2005 Market Street                                         has served in various
Philadelphia, PA 19103                                     executive capacities
                                                           at different times at
October 29, 1948                                           Delaware Investments(3)

                                                           President/Chief
                                                           Operating
                                                           Officer/Director -
                                                           United Asset
                                                           Management (January
                                                           1998 - January 2000)

                                                           Partner/Director -
                                                           Cooke and Bieler,
                                                           Inc. (June 1974 -
                                                           January 1998)
                                                           (Investment
                                                           Management)

David K. Downes(2)        President,      9 Years -        Mr. Downes has served   105              Director/President
2005 Market Street        Chief           Executive        in various executive                     - Lincoln
Philadelphia, PA 19103    Executive       Officer          capacities  at                           National
                          Officer,                         different times at                       Convertible
January 8, 1940           Chief           2 Years -        Delaware Investments                     Securities Fund,
                          Financial       Trustee                                                   Inc.
                          Officer and
                          Trustee                                                                   Director/President
                                                                                                    - Lincoln
                                                                                                    National Income
                                                                                                    Fund, Inc.

TRUSTEES
Walter P. Babich          Trustee         13 Years         Board Chairman -        105              None
460 North Gulph Road                                       Citadel Constructors,
King of Prussia, PA                                        Inc. (1989 - Present)
19406

October 1, 1927

John H. Durham            Trustee         23 Years(4)      Private Investor        105              Trustee -
P.O. Box 819                                                                                        Abington
Gwynedd Valley, PA 19437                                                                            Memorial Hospital

August 7, 1937                                                                                      President/Director
                                                                                                    - 22 WR
                                                                                                    Corporation

John A. Fry               Trustee         1 Year           Executive Vice          87               Director -
3451 Walnut Street                                         President -                              Sovereign Bancorp
721 Franklin Building                                      University of
Philadelphia, PA 19104                                     Pennsylvania (April                      Director -
                                                           1995 - Present)                          Sovereign Bank
May 28, 1960

Anthony D. Knerr          Trustee         8 Years          Founder/Managing        105              None
500 Fifth Avenue                                           Director - Anthony
New York, NY 10110                                         Knerr & Associates
                                                           (1990 - Present)
December 7, 1938                                           (Strategic Consulting)



                           POSITION(S)
                            HELD WITH                                                 NUMBER OF
                           POOLED TRUST                                             PORTFOLIOS IN
                               AND                               PRINCIPAL          FUND COMPLEX          OTHER
   NAME, ADDRESS AND        FOUNDATION    LENGTH OF TIME    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       BIRTHDATE              FUNDS           SERVED            PAST 5 YEARS           TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------

Ann R. Leven                 Trustee         12 Years         Treasurer/Chief            105           Director -
785 Park Avenue                                               Fiscal Officer -                           Recoton
New York, NY 10021                                          National Gallery of                        Corporation
                                                             Art (1994 - 1999)
November 1, 1940                                                                                       Director -
                                                                                                      Systemax Inc.

                                                                                                     Director - Andy
                                                                                                    Warhol Foundation

Thomas F. Madison            Trustee          6 Years         President/Chief            105           Director -
200 South Fifth Street                                      Executive Officer -                          Valmont
Suite 2100                                                   MLM Partners, Inc.                      Industries Inc.
Minneapolis, MN 55402                                         (January 1993 -
                                                              Present) (Small                        Director - ACI
February 25, 1936                                            Business Investing                     Telecentrics Inc.
                                                              and Consulting)
                                                                                                       Director -
                                                                                                      Digital River
                                                                                                          Inc.

                                                                                                       Director -
                                                                                                         Rimage
                                                                                                       Corporation

Janet L. Yeomans             Trustee          2 Years               Vice                 105              None
Building 220-13W-37                                        President/Treasurer -
St. Paul, MN 55144                                          3M Corporation (July
                                                              1995 - Present)
July 31, 1948
                                                            Ms. Yeomans has held
                                                             various management
                                                              positions at 3M
                                                             Corporation since
                                                                   1983.

OFFICERS
William E. Dodge            Executive         2 Years          Executive Vice            N/A              None
2005 Market Street             Vice                         President and Chief
Philadelphia, PA 19103    President and                     Investment Officer -
                              Chief                          Equity of Delaware
June 29, 1949               Investment                      Investment Advisers,
                            Officer -                       a series of Delaware
                              Equity                        Management Business
                                                            Trust (April 1999 -
                                                                  Present)

                                                            President, Director
                                                              of Marketing and
                                                              Senior Portfolio
                                                             Manager - Marvin &
                                                             Palmer Associates
                                                            (August 1996 - April
                                                             1999) (Investment
                                                                Management)



                           POSITION(S)
                            HELD WITH                                                 NUMBER OF
                           POOLED TRUST                                             PORTFOLIOS IN
                               AND                               PRINCIPAL          FUND COMPLEX          OTHER
   NAME, ADDRESS AND        FOUNDATION    LENGTH OF TIME    OCCUPATION(S) DURING     OVERSEEN BY      DIRECTORSHIPS
       BIRTHDATE              FUNDS           SERVED            PAST 5 YEARS           TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll            Executive         1 Year           Executive Vice            N/A              None
2005 Market Street             Vice                        President and Head of
Philadelphia, PA 19103    President and                       Fixed-Income of
                             Head of                        Delaware Investment
March 10, 1963             Fixed-Income                    Advisers, a series of
                                                            Delaware Management
                                                               Business Trust
                                                               (August 2000 -
                                                                  Present)

                                                           Senior Vice President
                                                              and Director of
                                                            Fixed-Income Process
                                                             - Conseco Capital
                                                           Management (June 1998
                                                               - August 2000)

                                                            Managing Director -
                                                            NationsBanc Capital
                                                             Markets (February
                                                             1996 - June 1998)

Richard J. Flannery         Executive         5 Years         Mr. Flannery has           N/A              None
2005 Market Street             Vice                          served in various
Philadelphia, PA 19103      President,                      executive capacities
                             General                       at different times at
September 30, 1957         Counsel and                      Delaware Investments
                              Chief
                          Administrative
                             Officer

Richelle S. Maestro        Senior Vice        9 Years         Ms. Maestro has            N/A              None
2005 Market Street          President,                       served in various
Philadelphia, PA 19103        Deputy                        executive capacities
                             General                       at different times at
November 26, 1957          Counsel and                      Delaware Investments
                            Secretary

Michael P. Bishof          Senior Vice        6 Years      Mr. Bishof has served         N/A              None
2005 Market Street        President and                     in various executive
Philadelphia, PA 19103      Treasurer                          capacities at
                                                             different times at
August 18, 1962                                             Delaware Investments


1 Executive Officer of the Pooled Trust's and Foundation Funds' manager, accounting service provider and transfer agent.

2 Executive Officer of the Pooled Trust's and Foundation Funds' manager, distributor, accounting service provider and transfer agent.

3 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Limited Term Funds' manager, principal underwriter and its transfer agent.

4     Mr. Durham served as a Director Emeritus from 1995 through 1998.

Following is additional information regarding investment professionals affiliated with the Portfolios.

                             POSITION(S)
                             HELD WITH
                             POOLED TRUST
                             AND                                                  PRINCIPAL
NAME, ADDRESS AND            FOUNDATION              LENGTH OF TIME               OCCUPATION(S)DURING
BIRTHDATE                    FUNDS                    SERVED                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen           Vice President and            1 Year            Vice President and Portfolio Manager of
2005 Market Street           Senior Portfolio                              Delaware Investment Advisers, a series of
Philadelphia, PA 19103           Manager                                  Delaware Management Business Trust (2000 -
                                                                                           Present)
September 1, 1958
                                                                              Portfolio Manager - Conseco Capital
                                                                                   Management (1997 - 2000)

                                                                              Bond Analyst - Colonial Management
                                                                                   Associates (1993 - 1997)

Damon J. Andres            Vice President and            7 Years               Mr. Andres has served in various
2005 Market Street          Portfolio Manager                              capacities at different times at Delaware
Philadelphia, PA 19103                                                                    Investments

October 24, 1969

Robert L. Arnold           Vice President and                                  Mr. Arnold has served in various
2005 Market Street          Senior Portfolio                               capacities at different times at Delaware
Philadelphia, PA 19130           Manager                                                  Investments

January 10, 1964

Marshall T. Bassett        Vice President and            4 Years            Vice President and Portfolio Manager of
2005 Market Street          Portfolio Manager                              Delaware Investment Advisers, a series of
Philadelphia, PA 19130                                                    Delaware Management Business Trust (1997 -
                                                                                           Present)
February 8, 1954
                                                                             Vice President - Morgan Stanley Asset
                                                                                          Management
                                                                                              ()
Christopher S. Beck        Vice President and            4 Years              Vice President and Senior Portfolio
2005 Market Street          Senior Portfolio                              Manager of Delaware Investment Advisers, a
Philadelphia, PA 19130           Manager                                    series of Delaware Management Business
                                                                                    Trust (1997 - Present)
December 5, 1957
                                                                          Portfolio Manager - Pitcairn Trust Company
                                                                                          (1995-1997)

Stephen R. Cianci          Vice President and                                  Mr. Cianci has served in various
2005 Market Street          Portfolio Manager                              capacities at different times at Delaware
Philadelphia, PA 19130                                                                    Investments

May 12, 1969

Timothy G. Connors             Senior Vice               4 Years             Senior Vice President and Director of
2005 Market Street            President and                                   Research - Fundamental of Delaware
Philadelphia, PA 19130    Director of Research                             Investment Advisers, a series of Delaware
                              - Fundamental                               Management Business Trust (1997 - Present)
October 7, 1953
                                                                           Principal - Miller, Anderson and Sherrerd
                                                                                             ( - )

George E. Deming               Senior Vice              23 Years               Mr. Deming has served in various
2005 Market Street        President and Senior                             capacities at different times at Delaware
Philadelphia, PA 19130      Portfolio Manager                                             Investments

November 19, 1941

                             POSITION(S)
                             HELD WITH
                             POOLED TRUST
                             AND                                                  PRINCIPAL
NAME, ADDRESS AND            FOUNDATION              LENGTH OF TIME               OCCUPATION(S)DURING
BIRTHDATE                    FUNDS                    SERVED                      PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
J. Paul Dokas                  Senior Vice               4 Years             Senior Vice President and Director of
2005 Market Street            President and                                   Research - Quantitative of Delaware
Philadelphia, PA 19130    Director of Research                             Investment Advisers, a series of Delaware
                             - Quantitative                               Management Business Trust (1997 - Present)
October 17, 1959
                                                                             Director of Trust Investments - Bell
                                                                                Atlantic Corporation ( - 1997)

Gerald S. Frey              Managing Director            5 Years           Mr. Frey has served in various capacities
2005 Market Street        and Chief Investment                            at different times at Delaware Investments
Philadelphia, PA 19130      Officer - Growth
                                Investing
February 7, 1946

Paul Grillo                Vice President and                                  Mr. Grillo has served in various
2005 Market Street          Senior Portfolio                               capacities at different times at Delaware
Philadelphia, PA 19130           Manager                                                  Investments

May 16, 1959

John A Heffern             Vice President and            4 Years            Vice President and Portfolio Manager of
2005 Market Street          Portfolio Manager                              Delaware Investment Advisers, a series of
Philadelphia, PA 19130                                                    Delaware Management Business Trust (1997 -
                                                                                           Present)
October 20, 1961
                                                                            Senior Vice President/Equity Research -
                                                                           NatWest Securities Corporation ( - 1997)

Francis J. Houghton, Jr.   Vice President and            1 Year               Vice President and Senior Portfolio
2005 Market Street          Senior Portfolio                              Manager of Delaware Investment Advisers, a
Philadelphia, PA 19130           Manager                                    series of Delaware Management Business
                                                                                    Trust (2000 - Present)
February 22, 1935
                                                                           President and Director of Lynch & Mayer (
                                                                                            - 2000)

Thomas J. Trotman          Vice President and            6 Years               Mr. Trotman has served in various
2005 Market Street          Portfolio Manager                              capacities at different times at Delaware
Philadelphia, PA 19130                                                                    Investments

April 19, 1951

The following table shows each Trustee's ownership of shares of each Portfolio of Pooled Trust and of all Delaware Investments funds as of December 31, 2001.

          NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF
                                      SECURITIES IN THE FUND      EQUITY SECURITIES IN ALL
                                                                   REGISTERED INVESTMENT
                                                                   COMPANIES OVERSEEN BY
                                                                   TRUSTEE IN FAMILY OF
                                                                   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.              None                       Over $100,000
David K. Downes                       None                       Over $100,000
Walter A. Babich                      None                       Over $100,000
John H. Durham                        None                       Over $100,000
John A. Fry                           None                       None
Anthony D. Knerr                      None                       $10,001 - $50,000
Ann R. Leven                          None                       Over $100,000
Thomas F. Madison                     None                       $10,001 - $50,000
Janet L. Yeomans                      None                       None

         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2001. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.



                                                                    PENSION OR                                           TOTAL
                                                                    RETIREMENT                 ESTIMATED              COMPENSATION
                                          AGGREGATE                  BENEFITS                    ANNUAL                   FROM
                                        COMPENSATION                 ACCRUED                    BENEFITS                DELAWARE
                                         FROM POOLED                AS PART OF                    UPON                 INVESTMENT
            NAME (3)                        TRUST               PORTFOLIO EXPENSES           RETIREMENT(1)            COMPANIES(2)
--------------------------              ------------            ------------------           -------------            ------------
Walter P. Babich                           $6,072                      None                     $55,000                 $83,161

John H. Durham                             $5,401                      None                     $55,000                 $77,160

John A. Fry                                $4,894                      None                     $44,362                 $53,455

Anthony D. Knerr                           $5,689                      None                     $55,000                 $80,161

Ann R. Leven                               $6,072                      None                     $55,000                 $83,161

Thomas F. Madison                          $5,797                      None                     $55,000                 $80,160

Janet L. Yeomans                           $5,460                      None                     $55,000                 $74,515


(1) Under the terms of the Delaware Investment Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and

         Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

(3) Mr. Peck retired from the Board of Trustees of Pooled Trust and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.


(4) John A. Fry joined the Board of Trustees/Directors of 24 investment companies in the Delaware Investments family on January 1, 2001.

      With respect to Foundation Funds, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Foundation Funds and the total compensation received from all Delaware Investments funds for the Trust's fiscal year ended September 30, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2001. Only the independent Trustees of Foundation Funds receive compensation from the Trust.



                                                           PENSION
                                 AGGREGATE              OR RETIREMENT          ESTIMATED        TOTAL COMPENSATION
                                COMPENSATION           BENEFITS ACCRUED          ANNUAL           FROM DELAWARE
                             TO BE RECEIVED FROM          AS PART OF          BENEFITS UPON         INVESTMENT
    NAME (3)                  FOUNDATION FUNDS       THE FOUNDATION FUNDS     RETIREMENT(1)        COMPANIES(2)
------------------------------------------------------------------------------------------------------------------
Walter P. Babich                   $1,116                    None                $55,000             $94,827
John H. Durham                     $1,132                    None                $55,000             $79,160
John A. Fry                         $900                     None                $44,362             $50,084
Anthony D. Knerr                   $1,150                    None                $55,000             $82,618
Ann R. Leven                       $1,085                    None                $55,000             $84,327
Thomas F. Madison                  $1,068                    None                $55,000             $81,160
Janet L. Yeomans                    $958                     None                $55,000             $75,098


(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.


(2) Each independent Trustee receives a total annual retainer fee of $55,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $44,362 for serving as a Trustee/Director for 24 investment companies in the Delaware Investments family, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional annual compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson, receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000 from all investment companies.

(3) Mr. Peck retired from the Board of Trustees/Directors of Foundation Funds and each of the other 32 investment companies in the Delaware Investments family on December 31, 2000.


(4) John A. Fry joined the Board of Trustees/Directors of 24 investment companies in the Delaware Investments family on January 1, 2001.



The Board of Trustees has the following committees:



Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during Pooled Trust's and Foundation Fund's last fiscal year.



Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee did not meet during Pooled Trust's last fiscal year. The Nominating Committee held one meeting during Foundation Fund's last fiscal year.

                               GENERAL INFORMATION

      Delaware furnishes investment management services to The Large-Cap Value Equity, The Large-Cap Growth Equity, The Focused Value, The Mid-Cap Growth Equity, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust, The All-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income and The Asset Allocation Portfolios and also serves as sub-advisor to The Global Equity Portfolio. Delaware International furnishes similar services to The Global Equity, The International Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios and also serves as sub-advisor to the Diversified Core Fixed Income Portfolio. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.


      Pooled Trust's and Foundation Funds' Board of Trustees is responsible for overseeing the performance of each Portfolio's investment adviser and determining whether to approve and/or renew each Portfolio's investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:


      The nature, extent and quality of the services provided by the investment adviser.

      The investment performance of the fund's assets managed by the investment adviser.

      The fair market value of the services provided by the investment adviser.

      Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

      The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

      Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

      The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

      In reviewing the investment management agreements for each Portfolio, the Board of Trustees considered the Portfolio's performance relative to its peers and benchmark, the investment process and controls used in managing the Portfolio, the Portfolio's fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Portfolio and quality of other services provided to the Portfolio in addition to investment advice.

      The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Chairman and Chief Executive Officer, Charles E. Haldeman, and felt that management had been responsive to the concerns expressed by the Board during the previous year. Although the long term performance of most of the Portfolios was not yet at the level the Board expected, the Board found that short term performance was improving, and concluded that a long term period was necessary to generate meaningful performance data. The Board was pleased with staffing upgrades and additions that had occurred within the Portfolios' investment adviser(s) during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. The Board found the Portfolios' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment adviser had implemented fee waivers to reduce the fees of certain Portfolios.

      The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Portfolio, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Portfolio investors.

      Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND" in "APPENDIX B."

      The Delaware Investments Family of Funds, Delaware Management Company, Delaware International Advisers Ltd., Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

      The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               DELAWARE REIT FUND
                                 CLASS A SHARES


                        TOTAL
       FISCAL         AMOUNT OF          AMOUNTS            NET
       YEAR          UNDERWRITING       REALLOWED        COMMISSION
       ENDED         COMMISSIONS       TO DEALERS      TO DISTRIBUTOR
       -----         -----------       ----------      --------------
       10/31/01        $373,945         $323,067          $50,878
       10/31/00        $120,833         $102,729          $18,104
       10/31/99        $154,340         $132,732          $21,608


      Net commissions received from The International Equity Portfolio, with respect to Class R Shares, is not provided because the Class had not commenced operations as of the date of this Part B.

CDSC PAYMENTS



      For the fiscal year ended October 31, 2001, the Distributor received aggregate CDSC payments in the amounts of $0, $19,273 and $4,317 with respect to Delaware REIT Fund Class A, B and C Shares, respectively.


      The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is 0.01% of average daily net assets per Portfolio annually. The Transfer Agent will bill, and Pooled Trust will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. The Transfer Agent is paid a fee by The Asset Allocation Portfolio for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

      The Asset Allocation, The Small-Cap Growth Equity Portfolio, The Focused Value Portfolio and The International Small-Cap Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

      Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Diversified Core Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Focused Value Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio, The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio, and will make an investment in The Asset Allocation Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

      The investment advisor and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Pooled Trust's or Foundation Funds' advisory relationship with the investment advisor or its distribution relationship with the Distributor, the investment advisor and its affiliates could cause Pooled Trust or Foundation Funds to delete the words "Delaware Group" from Pooled Trust's or Foundation Funds' names.

CUSTODY ARRANGEMENTS


      The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio. As custodian, Chase maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.


      With respect to foreign securities, Chase makes arrangements with subcustodians who were approved by the trustees of Pooled Trust or, as applicable, Foundation Funds in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

CAPITALIZATION

      Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

      Foundation Funds currently consists of five portfolios of shares. Foundation Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each of its portfolios.

      While all shares have equal voting rights on matters affecting Pooled Trust or Foundation Funds, as applicable, each Portfolio would vote separately on any matter which affects only that Portfolio. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

      Each class of The Real Estate Investment Trust Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other classes of the Portfolio, except that shares of the Institutional Class and The Real Estate Investment Trust Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Portfolio under the Rule 12b-1 Plan relating to Class A Shares. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

      Each class of The International Equity Portfolio represents a proportionate interest in the assets of the Portfolio, and each has the same voting and other rights and preferences as the other class of the Portfolio, except that shares of The International Equity Portfolio Class may not vote on any matter that affects the Portfolio's Distribution Plans under Rule 12b-1. General Expenses of the Portfolio will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Class R 12b-1 Plan will be allocated solely to that class.


      Effective December 24, 1997, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio. Effective December 14, 2001, the name of The Select Equity Portfolio was changed to The Focused Value Portfolio.


NONCUMULATIVE VOTING

      PORTFOLIO SHARES OF POOLED TRUST HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF POOLED TRUST VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

      PORTFOLIO SHARES OF FOUNDATION FUNDS HAVE NONCUMULATIVE VOTING RIGHTS WHICH MEANS THAT THE HOLDERS OF MORE THAN 50% OF THE SHARES OF FOUNDATION FUNDS VOTING FOR THE ELECTION OF TRUSTEES CAN ELECT ALL THE TRUSTEES IF THEY CHOOSE TO DO SO, AND, IN SUCH EVENT, THE HOLDERS OF THE REMAINING SHARES WILL NOT BE ABLE TO ELECT ANY TRUSTEES.

EURO
      On January 1, 1999, the European Economic and Monetary Union implemented a new currency unit, the Euro, for eleven participating European countries. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank. The transition to the Euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world.

      Although it is not possible to predict the impact of the Euro implementation plan on the Portfolios, the transition to the Euro presents unique uncertainties, including: (i) the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the Euro; (ii) the establishment and maintenance of exchange rates for currencies being converted into the Euro; (iii) the fluctuation of the Euro relative to non-Euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; (iv) whether the interest rates, tax and labor regimes of European countries participating in the Euro will converge over time; and (iv) whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the Euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the Euro or on the computer systems used by the Portfolios' service providers to process the Portfolios' transactions.

      Further, the process of implementing the Euro may adversely affect financial markets outside of Europe and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

      These or other factors could cause market disruptions, and could adversely affect the value of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets of a Portfolio may be denominated in the Euro.

      This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                             PERFORMANCE INFORMATION

      From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio Class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio Class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio Class over additional periods of time.

      Average annual total rate of return for each Portfolio and Portfolio Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                 P(1 + T)n = ERV

      Where:      P     =     a hypothetical initial purchase order of $1,000,
                              after deduction of the maximum front-end sales charge in the case of Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio;

                  T     =     average annual total return;

                  n     =     number of years;

                ERV     =     redeemable value of the hypothetical $1,000
                              purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund
                              C Class of The Real Estate Investment Trust
                              Portfolio.


      Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

      The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 2001. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.


AVERAGE ANNUAL TOTAL RETURN(1)


                                                           1 year ended      3 years ended     5 years ended
                                                             10/31/01           10/31/01          10/31/01        Life of Fund
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                          -7.35%             1.30%              8.38%            12.84%
(Inception 2/3/92)

The International Equity Portfolio                            -9.31%             1.72%              4.21%             7.94%
(Inception 2/4/92)

The Mid-Cap Growth Equity Portfolio                           -41.66%            10.11%             8.66%             9.61%
(Inception 2/27/92)

The Global Fixed Income Portfolio                             14.08%             0.27%              2.50%             7.15%
(Inception 11/30/92)

The Labor Select International Equity Portfolio               -8.97%             1.16%              4.98%             7.21%
(Inception 12/19/95)

The Intermediate Fixed Income Portfolio                       13.36%             7.10%              7.09%             7.01%
(Inception 3/12/96)

The High-Yield Bond Portfolio                                 -4.71%             -0.64%              N/A              3.07%
(Inception 12/2/96)

The International Fixed Income Portfolio                      12.82%             -1.81%              N/A              1.58%
(Inception 4/11/97)

The Emerging Markets Portfolio                                -6.42%             5.24%               N/A             -7.73%
(Inception 4/14/97)

The Global Equity Portfolio                                   -9.87%             -1.43%              N/A             -0.23%
(Inception 10/15/97)

The Real Estate Investment Trust Portfolio II                 11.07%             11.01%              N/A              4.68%
(Inception 11/4/97)

The Aggregate Fixed Income Portfolio                          12.06%             5.54%               N/A              6.26%
(Inception 12/29/97)

The Diversified Core Fixed Income Portfolio                   14.78%             9.04%               N/A              8.92%
(Inception 12/29/97)

                                                           1 year ended      3 years ended     5 years ended
                                                             10/31/01           10/31/01          10/31/01        Life of Fund
------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                        -40.69%             9.82%               N/A             12.96%
(Inception 9/15/98)

The Small-Cap Value Equity Portfolio                          10.05%              N/A                N/A              8.62%
(Inception 3/29/99)

The Focused Value Portfolio                                  -18.88%              N/A                N/A             -7.50%
(Inception 6/29/99)

The International Small-Cap Portfolio                         -5.77%              N/A                N/A             -3.10%
(Inception 7/20/99)

The International Large-Cap Equity Portfolio                 -12.73%             N/A                N/A              -8.85%
(Inception 12/14/99)

The All-Cap Growth Equity Portfolio                          -46.64%             N/A                N/A             -31.34%
(Inception 3/3/00)

The Large-Cap Growth Equity Portfolio                        -40.11%             N/A                N/A             -40.11%
(Inception 10/31/00)


(1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

      The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

      THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS (2)


      1 year ended 10/31/01                                         10.59%
      3 years ended 10/31/01                                        10.52%
      5 years ended 10/31/01                                        12.04%
      Period 12/6/95(3) through 10/31/01                            14.52%


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.

(3)   Date of initial sale of the original class (now Delaware REIT Fund A
      Class).

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO


                                                DELAWARE REIT FUND     DELAWARE REIT FUND
                                                    A CLASS(2)             A CLASS(2)           DELAWARE REIT FUND
                                                    (AT OFFER)              (AT NAV)          INSTITUTIONAL CLASS(3)
      1 year ended 10/31/01                            3.93%                 10.27%                   10.51%
      3 years ended 10/31/01                           8.10%                 10.25%                   10.52%
      5 years ended 10/31/01                          10.50%                 11.81%                   12.04%
      Period 11/11/97 (3) through 10/31/01              N/A                    N/A                     5.13%
      Period 12/6/95 (4) through 10/31/01             13.18%                 14.32%                   14.52%


(1) Certain expenses of the Portfolios have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.

(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.

(4)   Date of initial sale of the original class (now Delaware REIT Fund A
      Class).

                         AVERAGE ANNUAL TOTAL RETURN(1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO


                                            DELAWARE REIT FUND    DELAWARE REIT FUND    DELAWARE REIT FUND    DELAWARE REIT FUND
                                                 B CLASS               B CLASS               C CLASS               C CLASS
                                               (INCLUDING            (EXCLUDING            (INCLUDING            (EXCLUDING
                                                  CDSC)                 CDSC)                 CDSC)                 CDSC)
      1 year ended 4/30/01                        4.44%                 9.44%                 8.44%                 9.44%
      3 years ended 4/30/01                       8.57%                 9.41%                 9.41%                 9.41%
      Period 11/11/97 (2) through 4/30/01         3.24%                 3.84%                 3.84%                 3.84%


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2)   Date of initial sale.

      Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                      a--b      6
                         YIELD = 2[(-------- + 1) -- 1]
                                       Cd

      Where:      a     =     dividends and interest earned during the period;

                  b     =     expenses accrued for the period (net of
                              reimbursements);

                  c     =     the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                  d     =     the maximum offering price per share on the last
                              day of the period.


      The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered.

      Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

      The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

      Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

      Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

      From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International
(MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

      Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

      Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

      Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

      Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

      A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

      The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

      Wellesley Group Inc. is an investment management consulting firm specializing in investment and market research for endowments and pension plans. Wellesley Group will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. Wellesley Group will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

      Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

      Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

      A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

      The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of October 31, 2001. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.


                           CUMULATIVE TOTAL RETURN (1)


                                                     3 months  6 months  9 months   1 year   3 years   5 years
                                                      ended     ended     ended     ended     ended     ended     Life of
                                                     10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  Portfolio
--------------------------------------------------------------------------------------------------------------------------
The Large Cap Value Equity Portfolio                  -11.16%   -10.76%   -11.02%    -7.35%    3.95%    49.51%    224.55%
(Inception 2/3/92)

The International Equity Portfolio                     -8.97%   -12.76%   -16.80%    -9.31%    5.26%    22.87%    110.54%
(Inception 2/4/92)

The Mid-Cap Growth Equity Portfolio                   -15.85%   -15.08%   -30.65%   -41.66%   33.50%    51.49%    143.10%
(Inception 2/27/92)

The Global Fixed Income Portfolio                       6.02%     6.58%     2.10%    14.08%    0.82%    13.14%     85.12%
(Inception 11/30/92)

The Labor Select International Equity Portfolio        -9.66%   -13.28%   -16.34%    -8.97%    3.53%    27.52%     50.44%
(Inception 12/19/95)

                                                     3 months  6 months  9 months   1 year   3 years   5 years
                                                      ended     ended     ended     ended     ended     ended     Life of
                                                     10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  Portfolio
--------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                 3.10%     6.24%     7.69%    13.36%   22.83%    40.83%     46.57%
(Inception 3/12/96)

The High-Yield Bond Portfolio                          -0.86%    -0.71%   -10.06%    -4.71%   -1.92%      N/A      16.00%
(Inception 12/2/96)

The International Fixed Income Portfolio                6.27%     6.64%     1.22%    12.82%   -5.34%      N/A       7.43%
(Inception 4/11/97)

The Emerging Markets Portfolio                         -9.78%   -11.39%   -13.17%    -6.42%   16.57%      N/A     -30.62%
(Inception 4/14/97)

The Global Equity Portfolio                            -9.96%   -12.49%   -16.67%    -9.87%   -4.24%      N/A      -0.92%
(Inception 10/15/97)

The Real Estate Investment Trust Portfolio II          -3.39%     1.82%     1.82%    11.07%   36.79%      N/A      20.01%
(Inception 11/4/97)

                                                     3 months  6 months  9 months   1 year   3 years   5 years
                                                      ended     ended     ended     ended     ended     ended     Life of
                                                     10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  10/31/01  Portfolio
--------------------------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio                    4.01%     4.83%     5.90%    12.06%   17.55%      N/A      26.26%
(Inception 12/29/97)

The Diversified Core Fixed Income Portfolio             3.85%     6.43%     5.71%    14.78%   29.64%      N/A      38.95%
(Inception 12/29/97)

The Small-Cap Growth Equity Portfolio                 -13.14%   -14.00%   -28.54%   -40.69%   32.44%      N/A      46.47%
(Inception 9/15/98)

The Small-Cap Value Equity Portfolio                   -6.42%    -4.56%    -1.47%    10.05%     N/A       N/A      24.00%
(Inception 3/29/99)

The Focused Value Portfolio                           -14.77%   -16.13%   -17.02%   -18.88%     N/A       N/A     -16.69%
(Inception 6/29/99)

The International Small-Cap Portfolio                  -7.12%   -11.34%   -12.00%    -5.77%     N/A       N/A      -6.95%
(Inception 7/20/99)

The International Large-Cap Equity Portfolio           -8.61%   -13.99%   -19.15%   -12.73%     N/A       N/A     -16.03%
(Inception 12/14/99)

The All-Cap Growth Equity Portfolio                   -16.43%   -20.00%   -36.33%   -46.64%     N/A       N/A     -44.94%
(Inception 3/31/00)

The Large-Cap Growth Equity Portfolio                 -14.33%   -23.49%   -34.03%   -40.11%     N/A       N/A     -40.11%
(Inception 10/31/00)

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.


      The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31,2001. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at October 31, 2001 and therefore does not reflect the deduction of a CDSC.


      Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                           CUMULATIVE TOTAL RETURN (1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

      THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS (2)


      3 months ended 10/31/01                                       -3.67%
      6 months ended 10/31/01                                        1.78%
      9 months ended 10/31/01                                        1.66%
      1 year ended 10/31/01                                         10.59%
      3 years ended 10/31/01                                        34.99%
      5 years ended 10/31/01                                        76.54%
      Period 12/6/95(3) through 10/31/01                           122.66%


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The Real Estate Investment Trust Portfolio Class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.

(3)   Date of initial sale of the original class (now Delaware REIT Fund A
      Class).

                           CUMULATIVE TOTAL RETURN (1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO


                                                 DELAWARE REIT FUND A       DELAWARE REIT FUND
                                                  CLASS (AT OFFER)(2)     INSTITUTIONAL CLASS(3)
      3 months ended 10/31/01                            -9.24%                    -3.67%
      6 months ended 10/31/01                            -4.23%                     1.78%
      9 months ended 10/31/01                            -4.33%                     1.66%
      1 year ended 10/31/01                               3.93%                    10.51%
      3 years ended 10/31/01                             26.31%                    34.99%
      5 years ended 10/31/01                             64.72%                    76.54%
      Period 11/11/97 (3) through 10/31/01                  N/A                    25.05%
      Period 12/6/95 (4) through 10/31/01               107.71%                   122.65%


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.

(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.

(4)   Date of initial sale of the original class (now Delaware REIT Fund A
      Class).


(5) Cumulative total return at net asset value was 1.61% for the six months ended April 30, 2001.


                          CUMULATIVE TOTAL RETURN (1)
                   THE REAL ESTATE INVESTMENT TRUST PORTFOLIO


                                              DELAWARE REIT FUND    DELAWARE REIT FUND    DELAWARE REIT FUND    DELAWARE REIT FUND
                                                   B CLASS              B CLASS               C CLASS               C CLASS
                                                 (INCLUDING            (EXCLUDING            (INCLUDING            (EXCLUDING
                                                    CDSC)                 CDSC)                CDSC)                 CDSC)
      3 months ended 10/31/01                      -8.67%                -3.90%               -4.85%                -3.90%
      6 months ended 10/31/01                      -3.74%                 1.26%                0.26%                 1.26%
      9 months ended 10/31/01                      -4.05%                 0.90%               -0.09%                 0.90%
      1 year ended 10/31/01                         4.44%                 9.44%                8.44%                 9.44%
      3 years ended 10/31/01                       27.97%                30.97%               30.97%                30.97%
      Period 11/11/97 (2) through 10/31/01         13.52%                16.16%               16.16%                16.16%


(1) Certain expenses of the Portfolio have been waived and paid by the investment advisor. In the absence of such waiver and payment, performance would have been affected negatively.

(2)   Date of initial sale.

      In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust and Foundation Funds employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

      The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment advisor seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

                              FINANCIAL STATEMENTS


      Ernst & Young LLP serves as the independent auditors for Pooled Trust and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 2001, are included in the Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of

Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.



      Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, will audit the annual financial statements of The Asset Allocation Portfolio. The Asset Allocation Portfolio was not operating on October 31, 2001.

                               APPENDIX A--RATINGS

BONDS

      Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

      Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER

      Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

      Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

APPENDIX B - INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY


      Following is a summary of the investment objectives of the funds in the Delaware Investments family:

DELAWARE BALANCED FUND seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. DELAWARE DEVON FUND seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

      DELAWARE TREND FUND seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. DELAWARE TECHNOLOGY AND INNOVATION FUND seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. DELAWARE AMERICAN SERVICES FUND seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. DELAWARE SMALL CAP GROWTH FUND seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation.

      DELAWARE SMALL CAP VALUE FUND seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

      DELAWARE GROWTH OPPORTUNITIES FUND seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

      DELAWARE DECATUR EQUITY INCOME FUND seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. DELAWARE GROWTH AND INCOME FUND seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. DELAWARE SOCIAL AWARENESS FUND seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

      DELAWARE DELCHESTER FUND seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. DELAWARE STRATEGIC INCOME FUND seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. DELAWARE HIGH-YIELD OPPORTUNITIES FUND seeks to provide investors with total return and, as a secondary objective, high current income. DELAWARE CORPORATE BOND FUND seeks to provide investors with total return by investing primarily in corporate bonds. DELAWARE EXTENDED DURATION BOND FUND seeks to provide investors with total return by investing primarily in corporate bonds

      DELAWARE AMERICAN GOVERNMENT BOND FUND seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      DELAWARE LIMITED-TERM GOVERNMENT FUND seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

      DELAWARE CASH RESERVE FUND seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

      REIT FUND seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

      DELAWARE TAX-FREE MONEY FUND seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

      DELAWARE TAX-FREE USA FUND seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. DELAWARE TAX-FREE INSURED FUND invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. DELAWARE TAX-FREE USA INTERMEDIATE FUND seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

      DELAWARE TAX-FREE PENNSYLVANIA FUND seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

      FOUNDATION FUNDS are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). FOUNDATION FUNDS DELAWARE INCOME PORTFOLIO seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. FOUNDATION FUNDS DELAWARE BALANCED PORTFOLIO seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. FOUNDATION FUNDS DELAWARE GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. DELAWARE S&P 500 INDEX FUND seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

      DELAWARE INTERNATIONAL VALUE EQUITY FUND seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. DELAWARE EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.


      DELAWARE INTERNATIONAL SMALL CAP VALUE FUND seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.


      DELAWARE U.S. GROWTH FUND seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.


      DELAWARE GROUP PREMIUM FUND offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. BALANCED SERIES seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. CAPITAL RESERVES SERIES seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. CASH RESERVE SERIES is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. CONVERTIBLE SECURITIES SERIES seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. DEVON SERIES seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. EMERGING MARKETS SERIES seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. GLOBAL BOND SERIES seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. GROWTH AND INCOME SERIES seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. GROWTH OPPORTUNITIES SERIES seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. HIGH YIELD SERIES seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. INTERNATIONAL EQUITY SERIES seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT SERIES seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. SELECT GROWTH SERIES seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. SMALL CAP VALUE SERIES seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. SOCIAL AWARENESS SERIES seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. STRATEGIC INCOME SERIES seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. TECHNOLOGY AND INNOVATION SERIES seeks to provide long-term capital growth by investing primarily in stocks that the manager believes will benefit from technological advances and improvements. TREND SERIES seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. GROWTH SERIES seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


      DELAWARE TAX-FREE ARIZONA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. DELAWARE TAX-FREE MINNESOTA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.


      DELAWARE TAX-FREE MINNESOTA INTERMEDIATE FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

      DELAWARE TAX-FREE CALIFORNIA INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. DELAWARE TAX-FREE FLORIDA INSURED FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. DELAWARE TAX-FREE FLORIDA FUND seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. DELAWARE TAX-FREE MISSOURI INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. DELAWARE TAX-FREE OREGON INSURED FUND seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

      DELAWARE TAX-FREE ARIZONA FUND seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. DELAWARE TAX-FREE CALIFORNIA FUND seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. DELAWARE TAX-FREE IDAHO FUND seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. DELAWARE MINNESOTA HIGH-YIELD MUNICIPAL BOND FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. DELAWARE NATIONAL HIGH-YIELD MUNICIPAL FUND seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. DELAWARE TAX-FREE NEW YORK FUND seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

      DELAWARE TAX-FREE COLORADO FUND seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

      DELAWARE SELECT GROWTH FUND seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. DELAWARE CORE EQUITY FUND seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records.

      DELAWARE TAX-FREE MINNESOTA FUND seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

      For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C

                                Other Information

Item 23. Exhibits

            (a)   Agreement and Declaration of Trust

                  (1) Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (2) Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

            (b) By-Laws By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

            (c)   Copies of all Instruments Defining the Rights of Holders

                  (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

                  (2) By-Laws. Article II of the By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

            (d)   Investment Management Agreements

                  (1)   Executed Investment Management Agreement (December 15,
                        1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Aggregate Fixed Income Portfolio, The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (2)   Executed Investment Management Agreement (December 15,
                        1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (3)   Executed Investment Sub-Advisory Agreement (December 15,
                        1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (4)   Executed Investment Sub-Advisory Agreement (December 15,
                        1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (5) Executed Amendment No. 1 (February 28, 2000) to Exhibit A of the Investment Management Agreement (December 15,
                        1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (6) Executed Amendment No. 2 (September 5, 2000) to Exhibit A of the Investment Management Agreement (December 15,
                        1999) between the Registrant and Delaware Management Company (adding The Large-Cap Growth Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.


            (e)   (1)   Distribution Agreements

                        (i) Executed Distribution Agreement (November 1, 2001) between Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio attached as Exhibit.

                        (ii) Executed Financial Intermediary Distribution Agreement (January 1, 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                        (iii) Executed Appendix A (December 20, 2001) to
                              Financial Intermediary Distribution Agreement attached as Exhibit.

                  (2) Administration and Service Agreement. Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

                  (3) Dealer's Agreement. Dealer's Agreement incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                  (4) Mutual Fund Agreement. Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

            (f)   Not applicable.

            (g)   Custodian Agreements

                  (1) Executed Custodian Agreement (May 1, 1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

                  (2) Amendment to Custodian Agreement (November 20, 1997) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

                  (3) Letter (April 14, 1997) to add The Emerging Markets Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                  (4) Letter (October 14, 1997) to add The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                  (5) Letter (December 24, 1997) to add The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

                  (6) Executed letter (August 31, 1998) to add The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to the Custodian Agreement between the Registrant and The Chase

                        Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

                  (7) Executed letter (August 24, 1998) to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio (renamed The Mid-Cap Value Equity Portfolio) to the Custodian Agreement between the Registrant and The Chase Manhattan Bank attached as Exhibit.

                  (8) Executed letter (June 29, 1999) to add The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio and The International Small-Cap Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No 29 filed November 12, 1999.

                  (9) Executed letter (November 15, 1999) to add The International Large-Cap Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (10) Executed letter (February 28, 2000) to add The All-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (11) Executed letter (September 5, 2000) to add The Large-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

                  (12)  Executed Securities Lending Agreement (December 22,
                        1998) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 36 filed August 31, 2001.

            (h)   Other Material Contracts

                  (1)   Executed Shareholders Services Agreement (April 19,
                        2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (2) Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

                        (i) Executed Amendment No. 24 (June 26, 2001) to Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit.

            (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 33 filed June 20, 2000.

            (j)   Consent of Auditors. Attached as Exhibit.

            (k)   Inapplicable.

            (l)   Inapplicable.

            (m)   Plan Under Rule 12b-1.

                  (1) 12b-1 Plan for REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (2) 12b-1 Plan for REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (3) 12b-1 Plan for REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

                  (4) 12b-1 Plan for The International Equity Portfolio Class R attached as Exhibit.

            (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

            (o)   Inapplicable.

            (p)   Code of Ethics.

                  (1) Delaware Investments Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 33 filed June 20, 2000.

                  (2) Delaware Management Business Trust, Delaware International Advisers Ltd. and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 34 filed September 1, 2000.

                  (3) Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

            (q) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 35 filed February 28, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant. None.

Item 25. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

      (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Delaware Group Global Dividend and Income Fund, Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)           Chief Executive Officer of Delaware
                                       Management Company, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and Delaware
                                       General Management, Inc.

                                       Chairman and Director of Delaware
                                       International Advisers Ltd.

                                       Chairman of each fund in the Delaware
                                       Investments family

                                       Chief Executive Officer and
                                       Director/Trustee of DMH Corp., Delaware
                                       Management Company, Inc., Delaware
                                       International Holdings Ltd., Delaware
                                       Management Business Trust, Delaware
                                       Investments U.S., Inc. and DIAL Holding
                                       Company, Inc.

                                       President/Chief Executive Officer and
                                       Director/Trustee of Delaware Management
                                       Holdings, Inc. and Lincoln National
                                       Investment Companies, Inc.

                                       President/Chief Executive Officer of
                                       Delaware Lincoln Cash Management and
                                       Delaware Lincoln Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

                                       Director of Delaware Service Company,
                                       Inc., Delaware Capital Management Inc.,
                                       Retirement Financial Services, Inc. and
                                       Delaware Distributors, Inc.

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
David K. Downes                        President of Delaware Management Company
                                       (a series of Delaware Management Business
                                       Trust)

                                       Chairman/President/Chief Executive
                                       Officer and Director/Trustee of Delaware
                                       Services Company, Inc. and Retirement
                                       Financial Services, Inc.

                                       Chairman/Chief Executive Officer and
                                       Director/Trustee of Delaware Management
                                       Trust Company

                                       President/Chief Executive Officer/Chief
                                       Financial Officer of each fund in the
                                       Delaware Investments family

                                       President/Chief Executive Officer and
                                       Director/Trustee of Delaware Capital
                                       Management, Inc.

                                       President/Chief Operating Officer/Chief
                                       Financial Officer and Director/Trustee of
                                       Delaware International Holdings Ltd.

                                       President/Chief Operating Officer and
                                       Director/Trustee of Delaware General
                                       Management, Inc.

                                       President and Director of Delaware
                                       Management Company, Inc.

                                       Executive Vice President/Chief Operating
                                       Officer/Chief Financial Officer and
                                       Director/Trustee of DMH Corp., Delaware
                                       Distributors, Inc., Delaware Management
                                       Business Trust, Lincoln National
                                       Investment Companies, Inc. and Founders
                                       Holdings, Inc.

                                       Executive Vice President/Chief Operating
                                       Officer/Chief Financial Officer of
                                       Delaware Investment Advisers, Delaware
                                       Lincoln Investment Advisers, Vantage
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Management Holdings, Inc.,
                                       Delaware Distributors, L.P. and Founders
                                       CBO Corporation

                                       Executive Vice President/Chief Operating
                                       Officer of Delaware Lincoln Cash
                                       Management (a series of Delaware
                                       Management Business Trust)

                                       Director of Delaware International
                                       Advisers Ltd.

John C. E. Campbell                    Executive Vice President/Global Marketing
                                       & Client Services of Delaware Management
                                       Company, Delaware Investment Advisers,
                                       Delaware Lincoln Investment Advisers and
                                       Vantage Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust)

                                       Director of Delaware International
                                       Advisers Ltd.

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
William E. Dodge                       Executive Vice President/Chief Investment
                                       Officer, Equity of Delaware Management
                                       Company (a series of Delaware Management
                                       Business Trust), Delaware Management
                                       Holdings, Inc., Delaware Capital
                                       Management, Inc., Lincoln National
                                       Investment Companies, Inc. and each fund
                                       in the Delaware Investments family

                                       President/Chief Investment Officer,
                                       Equity of Delaware Investment Advisers (a series of Delaware Management Business
                                       Trust)

                                       President of Vantage Investment Advisers
                                       (a series of Delaware Management Business
                                       Trust)

                                       Executive Vice President of Delaware
                                       Management Business Trust

Jude T. Driscoll (2)                   Executive Vice President of Fixed-Income
                                       of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Management Holdings, Inc.,
                                       Delaware Capital Management, Inc.,
                                       Lincoln National Investment Companies,
                                       Inc., Founders Holdings, Inc. and each
                                       fund in the Delaware Investments family

                                       President and Director of Founders CBO
                                       Corporation

                                       Executive Vice President of Delaware
                                       Management Business Trust and Delaware
                                       Lincoln Cash Management (a series of
                                       Delaware Management Business Trust)

                                       Director of HYPPCO Finance Company Ltd.

Richard J. Flannery                    Executive Vice President/General
                                       Counsel/Chief Administrative Officer of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Cash Management, Delaware Lincoln
                                       Investment Advisers, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Management Holdings, Inc., Lincoln
                                       National Investment Companies, Inc.,
                                       Founders CBO Corporation and each fund in
                                       the Delaware Investments family

                                       President/Chief Executive Officer and
                                       Director of Delaware Distributors, Inc.

                                       President/Chief Executive Officer of
                                       Delaware Distributors, L.P.

                                       Executive Vice President/General
                                       Counsel/Chief Administrative Officer and
                                       Director/Trustee of DMH Corp., Delaware
                                       Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Capital
                                       Management, Inc., Retirement Financial
                                       Services, Inc., Delaware Management Trust
                                       Company, Delaware General Management,
                                       Inc., Delaware Management Business Trust,
                                       Delaware Investments U.S., Inc. and DIAL
                                       Holding Company, Inc.

                                       Executive Vice President/General Counsel and Director of Delaware International
                                       Holdings Ltd. and Founders Holdings, Inc.

                                       Director of Delaware International
                                       Advisers Ltd. and HYPPCO Finance Company
                                       Ltd.

                                       Limited Partner of Stonewall Links, L.P.
                                       since 1991, Bulltown Rd., Elverson, PA;
                                       Director and Member of Executive
                                       Committee; Membership Officer of
                                       Stonewall Links, Inc. since 1991,
                                       Bulltown Rd., Elverson, PA

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Gerald S. Frey                         Managing Director/Chief Investment
                                       Officer, Growth Investing of Delaware
                                       Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Capital Management, Inc. and each fund in
                                       the Delaware Investments family

Douglas L. Anderson                    Senior Vice President/Operations of
                                       Delaware Management Company (a series of
                                       Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc. and Retirement
                                       Financial Services, Inc.

                                       Senior Vice President/Operations and
                                       Director of Delaware Management Trust
                                       Company

Michael P. Bishof                      Senior Vice President/Investment
                                       Accounting of Delaware Management
                                       Company, Delaware Lincoln Investment
                                       Advisers, Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust), Delaware Capital
                                       Management, Inc., Delaware Distributors,
                                       L.P. and Founders Holdings, Inc.

                                       Senior Vice President/Treasurer of
                                       Delaware Service Company, Inc., Founders
                                       CBO Corporation and each fund in the
                                       Delaware Investments family

                                       Senior Vice
                                       President/Treasurer/Investment Accounting
                                       of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                       Senior Vice President/Manager of
                                       Investment Accounting of Delaware
                                       International Holdings Ltd.

                                       Treasurer of Lincoln National Income
                                       Fund, Inc. and Lincoln National
                                       Convertible Securities Fund, Inc.

Lisa O. Brinkley                       Senior Vice President/Compliance Director
                                       of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Cash Management, Delaware Lincoln
                                       Investment Advisers, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Management Holdings, Inc., DMH Corp.,
                                       Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc., Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc., Delaware General
                                       Management, Inc., Delaware Management
                                       Business Trust, Lincoln National
                                       Investment Companies, Inc., Delaware
                                       Investments U.S., Inc., DIAL Holding
                                       Company, Inc. and each fund in the
                                       Delaware Investments family

                                       Senior Vice President/Compliance
                                       Director/Assistant Secretary of Delaware
                                       Management Trust Company

Ryan K. Brist (3)                      Senior Vice President/Senior Portfolio
                                       Manager of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware
                                       Lincoln Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust) and each fund in the Delaware
                                       Investments family

Joshua Brooks                          Senior Vice President/Chief Investment
                                       Officer, Value Investing of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust), Delaware Capital
                                       Management, Inc. and each fund in the
                                       Delaware Investments family

Donald M. Cobin (4)                    Senior Vice President/Director of
                                       Research of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware
                                       Lincoln Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust) and each fund in the Delaware
                                       Investments family

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Timothy G. Connors                     Senior Vice President/Director of
                                       Research, Fundamental of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

                                       Managing Director of Vantage Investment
                                       Advisers (a series of Delaware Management
                                       Business Trust)

Patrick P. Coyne                       Senior Vice President/Senior Portfolio
                                       Manager of Delaware Management Company,
                                       Delaware Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust), Delaware Capital Management, Inc.
                                       and each fund in the Delaware Investments
                                       family

George E. Deming                       Senior Vice President/Senior Portfolio
                                       Manager of Delaware Management Company,
                                       Delaware Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust) and each fund in the Delaware
                                       Investments family

                                       Director of Delaware International
                                       Advisers Ltd.

Robert J. DiBraccio                    Senior Vice President/Head of Equity
                                       Trading of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware
                                       Lincoln Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust), Delaware Capital Management, Inc.
                                       and each fund in the Delaware Investments
                                       family

                                       Senior Vice President/Equity Trading of
                                       Vantage Investment Advisers (a series of
                                       Delaware Management Business Trust)

J. Paul Dokas                          Senior Vice President/Director of
                                       Research, Quantitative of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

                                       Managing Director of Vantage Investment
                                       Advisers (a series of Delaware Management
                                       Business Trust)

John B. Fields                         Senior Vice President/Senior Portfolio
                                       Manager of Delaware Management Company,
                                       Delaware Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust), Delaware Capital Management, Inc.
                                       and each fund in the Delaware Investments
                                       family

                                       Trustee of Delaware Management Business
                                       Trust

Susan L. Hanson                        Senior Vice President/Global Marketing &
                                       Client Services of Delaware Management
                                       Company, Delaware Investment Advisers and
                                       Delaware Lincoln Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Joseph H. Hastings                     Senior Vice President/Corporate
                                       Controller/Treasurer of Delaware
                                       Management Company, Delaware Lincoln Cash
                                       Management, Delaware Lincoln Investment
                                       Advisers, Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware
                                       Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Capital
                                       Management, Inc., Delaware Distributors,
                                       L.P., Delaware Distributors, Inc.,
                                       Delaware International Holdings Ltd.,
                                       Delaware General Management, Inc.,
                                       Delaware Management Business Trust,
                                       Lincoln National Investment Companies,
                                       Inc., Founders Holdings, Inc., Delaware
                                       Investments U.S., Inc and DIAL Holding
                                       Company, Inc.

                                       Executive Vice President/Chief Financial
                                       Officer/Treasurer and Director of
                                       Delaware Management Trust Company

                                       Executive Vice President/Chief Financial
                                       Officer of Retirement Financial Services,
                                       Inc.

                                       Senior Vice President/Corporate
                                       Controller of Delaware Investment
                                       Advisers (a series of Delaware Management
                                       Business Trust) and each fund in the
                                       Delaware Investments family

                                       Senior Vice President/Assistant Treasurer of Founders CBO Corporation

Joanne O. Hutcheson                    Senior Vice President/Human Resources of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Cash Management, Delaware Lincoln
                                       Investment Advisers, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Management Holdings, Inc., DMH Corp.,
                                       Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc., Delaware
                                       Management Trust Company, Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc., Delaware General
                                       Management, Inc., Delaware Management
                                       Business Trust, Lincoln National
                                       Investment Companies, Inc., Delaware
                                       Investments U.S., Inc, DIAL Holding
                                       Company, Inc. and each fund in the
                                       Delaware Investments family

Richelle S. Maestro                    Senior Vice President/Deputy General
                                       Counsel/Secretary of Delaware Management
                                       Company, Delaware Investment Advisers,
                                       Delaware Lincoln Cash Management,
                                       Delaware Lincoln Investment Advisers,
                                       Vantage Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust), Delaware Management Holdings,
                                       Inc., DMH Corp., Delaware Management
                                       Company, Inc., Delaware Service Company,
                                       Inc., Delaware Capital Management, Inc.,
                                       Retirement Financial Services, Inc.,
                                       Delaware Management Trust Company,
                                       Delaware General Management, Inc.,
                                       Delaware Management Business Trust,
                                       Lincoln National Investment Companies,
                                       Inc., Founders Holdings, Inc., Founders
                                       CBO Corporation and each fund in the
                                       Delaware Investments family

                                       Senior Vice President/Deputy General
                                       Counsel/Assistant Secretary of Delaware
                                       International Holdings Ltd.

                                       Senior Vice President/General
                                       Counsel/Secretary of Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc.

                                       General Partner of Tri-R Associates since
                                       1989, 10001 Sandmeyer Lane, Philadelphia,
                                       PA.

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
John J. O'Connor                       Senior Vice President/Investment
                                       Accounting of Delaware Management
                                       Company, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Service Company, Inc.

                                       Senior Vice President/Investment
                                       Accounting/Assistant Treasurer of
                                       Delaware Investment Advisers (a series of
                                       Delaware Management Business Trust)

                                       Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments family

                                       Assistant Treasurer of Lincoln National
                                       Income Fund, Inc. and Lincoln National
                                       Convertible Securities Fund, Inc.

Paul M. Ross                           Senior Vice President/Global Marketing &
                                       Client Services of Delaware Management
                                       Company, Delaware Investment Advisers and
                                       Delaware Lincoln Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

James L. Shields                       Senior Vice President/Chief Information
                                       Officer of Delaware Management Company,
                                       Delaware Investment Advisers, Delaware
                                       Lincoln Investment Advisers, Vantage
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc. and Delaware
                                       Distributors, L.P.

Frank M. Staves                        Senior Vice President/Client Services of
                                       Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Gary T. Abrams                         Vice President/Equity Trader of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers and Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

Christopher S. Adams                   Vice President/Senior Equity Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Peter C. Andersen (5)                  Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Damon J. Andres                        Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Robert L. Arnold                       Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Marshall T. Bassett                    Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Joseph Baxter                          Vice President/Senior Municipal Bond
                                       Trader of Delaware Management Company and
                                       Delaware Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust)

Christopher S. Beck                    Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

                                       Trustee of New Castle County Pension
                                       Board since October 1992, Wilmington, DE

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Richard E. Biester                     Vice President/Equity Trader of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers and Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

Vincent A. Brancaccio                  Vice President/Senior Equity Trader of
                                       Delaware Management Company and Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Michael P. Buckley                     Vice President/Portfolio Manager/Senior
                                       Municipal Bond Analyst of Delaware
                                       Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

MaryEllen M. Carrozza                  Vice President/Client Services of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware General Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Stephen R. Cianci                      Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Mitchell L. Conery                     Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

David F. Connor (6)                    Vice President/Deputy General
                                       Counsel/Assistant Secretary of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Cash
                                       Management, Delaware Lincoln Investment
                                       Advisers, Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware
                                       Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Capital
                                       Management, Inc., Retirement Financial
                                       Services, Inc., Delaware Management Trust
                                       Company, Delaware Distributors, L.P.,
                                       Delaware Distributors, Inc., Delaware
                                       General Management, Inc., Delaware
                                       Management Business Trust, Lincoln
                                       National Investment Companies, Inc.,
                                       Delaware Investments U.S., Inc., DIAL
                                       Holding Company, Inc. and each fund in
                                       the Delaware Investments family

                                       Secretary of Lincoln National Income
                                       Fund, Inc. and Lincoln National
                                       Convertible Securities Fund, Inc.

Nancy M. Crouse                        Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investment
                                       family

Joseph F. DeMichele                    Vice President/High Grade Trading of
                                       Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Joel A. Ettinger                       Vice President/Taxation of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Cash
                                       Management, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Management Holdings, Inc., DMH Corp.,
                                       Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc., Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc., Delaware General
                                       Management, Inc., Delaware Management
                                       Business Trust, Lincoln National
                                       Investment Companies, Inc., Founders
                                       Holdings, Inc., Founders CBO Corporation
                                       and each fund in the Delaware Investments
                                       family

                                       Vice President/Taxation/Assistant
                                       Secretary of Vantage Investment Advisers
                                       (a series of Delaware Management Business
                                       Trust)

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Phoebe W. Figland                      Vice President/Investment Accounting of
                                       Delaware Management Company (a series of
                                       Delaware Management Business Trust),
                                       Delaware Service Company, Inc. and each
                                       fund in the Delaware Investments family

Joseph Fiorilla                        Vice President/Trading Operations of
                                       Delaware Management Company, Delaware
                                       Investment Advisers and Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Charles E. Fish                        Vice President/Senior Equity Trader of
                                       Delaware Management Company and Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Brian Funk                             Vice President/High Yield Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

                                       Vice President/Research Analyst of
                                       Delaware Lincoln Investment Advisers (a
                                       series of Delaware Management Business
                                       Trust)

James A. Furgele                       Vice President/Investment Accounting of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Service Company, Inc. and each
                                       fund in the Delaware Investments family

Brent C. Garrells                      Vice President/ High Yield Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

                                       Vice President/ Research Analyst of
                                       Delaware Lincoln Investment Advisers (a
                                       series of Delaware Management Business
                                       Trust)

Stuart M. George                       Vice President/Equity Trader of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers and Vantage Investment Advisers
                                       (each a series of Delaware Management
                                       Business Trust)

Andrea Giles                           Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Robert E. Ginsberg                     Vice President/Senior Equity Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

Barry Gladstein                        Vice President/Equity Analyst of Delaware
                                       Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Capital Management, Inc. and each fund in
                                       the Delaware Investments family

Paul Grillo                            Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Brian T. Hannon                        Vice President/Equity Analyst of Delaware
                                       Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

John A. Heffern                        Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Francis J. Houghton, Jr. (7)           Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

                                       Executive Vice President of Delaware
                                       General Management, Inc.

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Jeffrey W. Hynoski                     Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Cynthia Isom                           Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Audrey E. Kohart                       Vice President/Assistant Controller,
                                       Corporate Accounting of Delaware
                                       Management Company and Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Steven T. Lampe                        Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Kevin S. Lee                           Vice President/ Assistant Controller of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Cash Management, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Holdings, Inc., DMH Corp.,
                                       Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc., Delaware
                                       Management Trust Company, Delaware
                                       Distributor, L.P., Delaware Distributors,
                                       Inc., Delaware General Management, Inc.,
                                       Delaware Management Business Trust and
                                       Lincoln National Investment Companies,
                                       Inc.

                                       Vice President/Treasurer/Secretary of
                                       Vantage Investment Advisers (a series of
                                       Delaware Management Business Trust)

SooHee Lee                             Vice President/Client Services of
                                       Delaware Management Company and Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust)

Andrew M. McCullagh, Jr.               Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Francis X. Morris                      Vice President/Senior Portfolio Manager
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware Capital Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Michael Morris                         Vice President/Senior Equity Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       of each fund in the Delaware Investments
                                       family

Robert A. Norton, Jr.                  Vice President/Equity Analyst of Delaware
                                       Management Company, Delaware Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and each fund
                                       in the Delaware Investments family

David P. O'Connor                      Vice President/Associate General
                                       Counsel/Assistant Secretary of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Cash
                                       Management, Delaware Lincoln Investment
                                       Advisers, Vantage Investment Adviser
                                       (each a series of Delaware Management
                                       Business Trust), Delaware Management
                                       Holdings, Inc., DMH Corp., Delaware
                                       Management Company, Inc., Delaware
                                       Service Company, Inc., Delaware Capital
                                       Management, Inc., Retirement Financial
                                       Services, Inc., Delaware Distributors,
                                       L.P., Delaware Distributors, Inc.,
                                       Delaware General Management, Inc.,
                                       Delaware Management Business Trust,
                                       Lincoln National Investment Companies,
                                       Inc., Delaware Investments U.S., Inc.,
                                       DIAL Holding Company, Inc. and each fund
                                       in the Delaware Investments family

                                       POSITIONS AND OFFICES WITH DELAWARE
                                       MANAGEMENT COMPANY AND ITS AFFILIATES AND
NAME AND PRINCIPAL BUSINESS ADDRESS*   OTHER POSITIONS AND OFFICES HELD
--------------------------------------------------------------------------------
Timothy L. Rabe (8)                    Vice President/High Yield Trader of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       Founders Holdings, Inc.

                                       Vice President/High Yield Trader and
                                       Director of Founders CBO Corporation

Richard Salus                          Vice President/ Assistant Controller of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Cash Management, Delaware Lincoln
                                       Investment Advisers, Vantage Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Management Holdings, Inc., DMH Corp.,
                                       Delaware Management Company, Inc.,
                                       Delaware Service Company, Inc., Delaware
                                       Capital Management, Inc., Retirement
                                       Financial Services, Inc., Delaware
                                       Management Trust Company, Delaware
                                       Distributors, L.P., Delaware
                                       Distributors, Inc., Delaware
                                       International Holdings Ltd., Delaware
                                       General Management, Inc., Delaware
                                       Management Business Trust, Lincoln
                                       National Investment Companies, Inc.,
                                       Delaware Investments U.S., Inc. and DIAL
                                       Holding Company, Inc.

Robert D. Schwartz (9)                 Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust),
                                       Delaware General Management, Inc. and
                                       each fund in the Delaware Investments
                                       family

Richard D. Seidel                      Vice President/Assistant
                                       Controller/Manager, Payroll of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Cash
                                       Management, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust) and Retirement
                                       Financial Services, Inc.

                                       Vice President/Assistant Treasurer of
                                       Vantage Investment Advisers (a series of
                                       Delaware Management Business Trust)

Brenda L. Sprigman                     Vice President/Business Manager, Fixed
                                       Income of Delaware Management Company,
                                       Delaware Investment Advisers and Delaware
                                       Lincoln Investment Advisers (each a
                                       series of Delaware Management Business
                                       Trust)

Matthew J. Stephens (10)               Vice President/Senior High Grade Analyst
                                       of Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Michael T. Taggart                     Vice President/Facilities &
                                       Administrative Services of Delaware
                                       Management Company, Delaware Investment
                                       Advisers, Delaware Lincoln Investment
                                       Advisers (each a series of Delaware
                                       Management Business Trust), Delaware
                                       Service Company, Inc., Delaware
                                       Distributors, L.P. and Delaware
                                       Distributors, Inc.

Ward W. Tatge (11)                     Vice President/Senior Research Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers, Delaware Lincoln
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Thomas J. Trotman                      Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Lori P. Wachs                          Vice President/Portfolio Manager of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family

Laura Wagner                           Vice President/Investment Accounting of
                                       Delaware Management Company (a series of
                                       Delaware Management Business Trust),
                                       Delaware Service Company, Inc. and each
                                       fund in the Delaware Investments family

James J. Wright (12)                   Vice President/Senior Equity Analyst of
                                       Delaware Management Company, Delaware
                                       Investment Advisers (each a series of
                                       Delaware Management Business Trust) and
                                       each fund in the Delaware Investments
                                       family


*Business Address is 2005 Market Street, Philadelphia, PA 19103.

(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.

(2) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.

(3) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.

(4) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.

(5) PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.

(6) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.

(7) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.

(8) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July 2000.

(9) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.

(10) ASSISTANT VICE PRESIDENT/SENIOR SECURITY ANALYST, Conseco Capital Management, Carmel, Indiana, September 1994 - June 2000

(11) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.

(12) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.


      Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


                            Positions and Offices with Delaware International
Name and Principal          and its affiliates and other Positions and Offices
Business Address            Held
--------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.   Chairman and Director of Delaware International
                            Advisers Ltd. Chief Executive Officer of Delaware
                            Management Company, Vantage Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and Delaware General Management, Inc.
                            Chairman of each fund in the Delaware Investments
                            family. Chief Executive Officer and Director/Trustee
                            of DMH Corp., Delaware Management Company, Inc.,
                            Delaware International Holdings Ltd., Delaware
                            Management Business Trust, Delaware Investments
                            U.S., Inc. and DIAL Holding Company, Inc.
                            President/Chief Executive Officer and
                            Director/Trustee of Delaware Management Holdings,
                            Inc. and Lincoln National Investment Companies, Inc.
                            President/Chief Executive Officer of Delaware
                            Lincoln Cash Management and Delaware Lincoln
                            Investment Advisers (each a series of Delaware
                            Management Business Trust). Director of Delaware
                            Service Company, Inc., Delaware Capital Management
                            Inc., Retirement Financial Services, Inc. and
                            Delaware Distributors, Inc.

**G. Roger H. Kitson        Vice Chairman and Director of Delaware International
                            Advisers Ltd.

**David G. Tilles           Managing Director and Chief Investment Officer of
                            Delaware International Advisers Ltd.

**John Emberson             Chief Operating Officer/Finance Director/Company
                            Secretary/Compliance Officer and Director of
                            Delaware International Advisers Ltd.

**Clive A. Gillmore         Senior Portfolio Manager and Deputy Managing
                            Director of Delaware International Advisers Ltd.

**Elizabeth A. Desmond      Senior Portfolio Manager/Regional Research Director
                            and Director of Delaware International Advisers Ltd.

**John Kirk                 Senior Portfolio Manager and Director of Delaware
                            International Advisers Ltd.

**Nigel G. May              Senior Portfolio Manager/Regional Research Director
                            and Director of Delaware International Advisers Ltd.

**Christopher A. Moth       Senior Portfolio Manager/Director of Investment
                            Strategy and Director of Delaware International
                            Advisers Ltd.

                            Positions and Offices with Delaware International
Name and Principal          and its affiliates and other Positions and Offices
Business Address            Held
--------------------------------------------------------------------------------
**Hamish O. Parker          Senior Portfolio Manager and Director of Delaware
                            International Advisers Ltd.

**Robert Akester            Senior Portfolio Manager of Delaware International
                            Advisers Ltd.

**Fiona A. Barwick          Senior Portfolio Manager of Delaware International
                            Advisers Ltd.

**Joanna Bates              Senior Portfolio Manager of Delaware International
                            Advisers Ltd.

**Gavin A. Hall             Senior Portfolio Manager of Delaware International
                            Advisers Ltd.

**W. Hywel Morgan           Chief Economist and Senior Portfolio Manager of
                            Delaware International Advisers Ltd.

**Nigel Bliss               Portfolio Manager of Delaware International Advisers
                            Ltd.

**Richard J. Ginty          Portfolio Manager of Delaware International Advisers
                            Ltd.

**Darwati Hussain           Portfolio Manager of Delaware International Advisers
                            Ltd.

**Ormala Krishnan           Portfolio Manager of Delaware International Advisers
                            Ltd.

**Emma R. E. Lewis          Portfolio Manager of Delaware International Advisers
                            Ltd.

**Russell Mackie            Portfolio Manager of Delaware International Advisers
                            Ltd.

**Martin Moorman            Portfolio Manager of Delaware International Advisers
                            Ltd.

**Hugh A. Serjeant          Portfolio Manager of Delaware International Advisers
                            Ltd.

*David K. Downes            Director of Delaware International Advisers Ltd.
                            President of Delaware Management Company (a series
                            of Delaware Management Business Trust).
                            Chairman/President/Chief Executive Officer and
                            Director/Trustee of Delaware Services Company, Inc.
                            and Retirement Financial Services, Inc.
                            Chairman/Chief Executive Officer and
                            Director/Trustee of Delaware Management Trust
                            Company. President/Chief Executive Officer/Chief
                            Financial Officer of each fund in the Delaware
                            Investments family. President/Chief Executive
                            Officer and Director/Trustee of Delaware Capital
                            Management, Inc. President/Chief Operating
                            Officer/Chief Financial Officer and Director/Trustee
                            of Delaware International Holdings Ltd.
                            President/Chief Operating Officer and
                            Director/Trustee of Delaware General Management,
                            Inc. President and Director of Delaware Management
                            Company, Inc. Executive Vice President/Chief
                            Operating Officer/Chief Financial Officer and
                            Director/Trustee of DMH Corp., Delaware
                            Distributors, Inc., Delaware Management Business
                            Trust, Lincoln National Investment Companies, Inc.
                            and Founders Holdings, Inc. Executive Vice
                            President/Chief Operating Officer/Chief Financial
                            Officer of Delaware Investment Advisers, Delaware
                            Lincoln Investment Advisers, Vantage Investment
                            Advisers (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings, Inc.,
                            Delaware Distributors, L.P. and Founders CBO
                            Corporation. Executive Vice President/Chief
                            Operating Officer of Delaware Lincoln Cash
                            Management (a series of Delaware Management Business
                            Trust).

*John C.E. Campbell         Director of Delaware International Advisers Ltd.
                            Executive Vice President/Global Marketing & Client
                            Services of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Lincoln Investment
                            Advisers and Vantage Investment Advisers (each a
                            series of Delaware Management Business Trust).

*George E. Deming           Director of Delaware International Advisers Ltd.
                            Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments family.

*Richard J. Flannery        Director of Delaware International Advisers Ltd. and
                            HYPPCO Finance Company Ltd. Executive Vice
                            President/General Counsel/Chief Administrative
                            Officer of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Lincoln Cash
                            Management, Delaware Lincoln Investment Advisers,
                            Vantage Investment Advisers (each a series of
                            Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., Lincoln National
                            Investment Companies, Inc., Founders CBO Corporation
                            and each fund in the Delaware Investments family.
                            President/Chief Executive Officer and Director of
                            Delaware

                            Positions and Offices with Delaware International
Name and Principal          and its affiliates and other Positions and Offices
Business Address            Held
--------------------------------------------------------------------------------
                            Distributors, Inc. President/Chief Executive Officer
                            of Delaware Distributors, L.P. Executive Vice
                            President/General Counsel/Chief Administrative
                            Officer and Director/Trustee of DMH Corp., Delaware
                            Management Company, Inc., Delaware Service Company,
                            Inc., Delaware Capital Management, Inc., Retirement
                            Financial Services, Inc., Delaware Management Trust
                            Company, Delaware General Management, Inc., Delaware
                            Management Business Trust, Delaware Investments
                            U.S., Inc. and DIAL Holding Company, Inc. Executive
                            Vice President/General Counsel and Director of
                            Delaware International Holdings Ltd. and Founders
                            Holdings, Inc. Limited Partner of Stonewall Links,
                            L.P. since 1991, Bulltown Rd., Elverson, PA;
                            Director and Member of Executive Committee;
                            Membership Officer of Stonewall Links, Inc. since
                            1991, Bulltown Rd., Elverson, PA

*     Business address of each is One Commerce Square, Philadelphia, PA 19103.

** Business address of each is Third Floor, 80 Cheapside, London, England EC2V 6EE.

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each officer or partner of principal underwriter:


NAME AND PRINCIPAL BUSINESS ADDRESS*    POSITIONS AND OFFICES WITH UNDERWRITER         POSITIONS AND OFFICES WITH REGISTRANT
--------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.             General Partner                                None

Delaware Investment Advisers            Limited Partner                                None

Delaware Capital Management, Inc.       Limited Partner                                None

Richard J. Flannery                     President/Chief Executive Officer              Executive Vice President/General
                                                                                       Counsel/Chief Administrative Officer

David K. Downes                         Executive Vice President/Chief Operating       President/Chief Executive Officer/Chief
                                        Officer/Chief Financial Officer                Financial Officer

Diane M. Anderson                       Senior Vice President/Retirement Operations    None

Douglas L. Anderson                     Senior Vice President/Operations               None

Michael P. Bishof                       Senior Vice President/Investment Accounting    Senior Vice President/Treasurer

Lisa O. Brinkley                        Senior Vice President/Compliance Director      Senior Vice President/Compliance Director

Joseph H. Hastings                      Senior Vice President/Treasurer/ Corporate     Senior Vice President/Corporate
                                        Controller                                     Controller

Joanne O. Hutcheson                     Senior Vice President/Human Resources          Senior Vice President/Human Resources

Karina J. Istvan                        Senior Vice President/Retail Investor          None
                                        Services

Richelle S. Maestro                     Senior Vice President/General                  Senior Vice President/Deputy General
                                        Counsel/Secretary                              Counsel/ Secretary

James L. Shields                        Senior Vice President/Chief Information        None
                                        Officer

Elisa C. Colkitt                        Vice President/Broker Dealer Operations &      None
                                        Service Support

David F. Connor                         Vice President/Deputy General                  Vice President/Deputy General
                                        Counsel/Assistant Secretary                    Counsel/Assistant Secretary

Joel A. Ettinger                        Vice President/Taxation                        Vice President/Taxation

Susan T. Friestedt                      Vice President/Retirement Services             None

NAME AND PRINCIPAL BUSINESS ADDRESS*    POSITIONS AND OFFICES WITH UNDERWRITER         POSITIONS AND OFFICES WITH REGISTRANT
--------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                        Vice President/Product Manager, Equities       None

Jeffrey M. Kellogg                      Vice President/Product Manager,                None
                                        Fixed-Income & International

Kevin S. Lee                            Vice President/Assistant Controller            None

Nancy Nawn                              Vice President/Senior Wrap Product Manager     None

David P. O'Connor                       Vice President/Associate General               Vice President/Associate General
                                        Counsel/Assistant Secretary                    Counsel/Assistant Secretary

Robinder Pal                            Vice President/Retail e-Business               None

Richard  Salus                          Vice President/Assistant Controller            None

Gordon E. Searles                       Vice President/Client Services                 None

Michael T. Taggart                      Vice President/Facilities & Administrative     None
                                        Services

James R. Van Deventer                   Vice President/Defined Contribution Sales-     None
                                        South

Julia R. Vander Els                     Vice President/Retirement Plan                 None
                                        Communications

*     Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments family.

         (b)(2)   Information with respect to each officer or partner of LFD:


NAME AND PRINCIPAL BUSINESS ADDRESS*    POSITIONS AND OFFICES WITH LFD                 POSITIONS AND OFFICES WITH REGISTRANT
----------------------------------------------------------------------------------------------------------------------------
Westley V. Thompson**                   Chief Executive Officer                        None

Stephen W. Long**                       Independent Planners & Insurance Head          None
                                        (interim)

Stanley E. Brallier*                    Corporate Specialty Markets Head               None

Phillip Holstein**                      Bank Channel Head                              None

David M. Kittredge**                    Vice President/Center For Excellence           None

William Lamoin**                        Chief Information Officer                      None

Karen R. Matheson**                     Chief Financial Officer                        None

Therese M. Obringer**                   Chief Compliance Officer                       None

Gregory W. Zabel*                       MGA Channel Head                               None

*     350 Church Street, Hartford, CT 06103-1106.

**    2001 Market Street, 4th Floor, Philadelphia, PA 19103.


      Item 28. Location of Accounts and Records.

                  All accounts and records are maintained in the Philadelphia office at One Commerce Square, Philadelphia, PA 19103.

      Item 29. Management Services. None.

      Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 26th day of February, 2002.

                                                DELAWARE POOLED TRUST



                                        By  /s/ Charles E. Haldeman, Jr.
                                            ------------------------------------
                                                Charles E. Haldeman, Jr.
                                                      Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            Signature                                   Title                             Date
            ---------                                   -----                             ----
                                        President/Chief Executive Officer/          February 26, 2002
/s/ David K. Downes                     Chief Financial Officer (Principal
----------------------------------      Executive Officer/Principal Accounting
David K. Downes                         Officer) and Trustee


/s/ Charles E. Haldeman, Jr.            Chairman and Trustee                        February 26, 2002
----------------------------------
Charles E. Haldeman, Jr.

/s/ Walter P. Babich            *       Trustee                                     February 26, 2002
----------------------------------
Walter P. Babich

/s/ John H. Durham              *       Trustee                                     February 26, 2002
----------------------------------
John H. Durham

/s/ John A. Fry                 *       Trustee                                     February 26, 2002
----------------------------------
John A. Fry

/s/ Anthony D. Knerr            *       Trustee                                     February 26, 2002
----------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                *       Trustee                                     February 26, 2002
----------------------------------
Ann R. Leven

/s/ Thomas F. Madison           *       Trustee                                     February 26, 2002
----------------------------------
Thomas F. Madison

/s/ Janet L. Yeomans            *       Trustee                                     February 26, 2002
----------------------------------
Janet L. Yeomans



                    *By      /s/ Charles E. Haldeman, Jr.
                          -----------------------------------
                                 Charles E. Haldeman, Jr.
                                 as Attorney-in-Fact for
                              each of the persons indicated

                                INDEX TO EXHIBITS


Exhibit No.       Exhibit
-----------       -------
EX-99.E1.i        Executed Distribution Agreement (November 1, 2001) between
                  Delaware Distributors, L.P. and the Registrant on behalf of each Portfolio

EX-99.E1.iii      Executed Appendix A (December 20, 2001) to Financial
                  Intermediary Distribution Agreement

EX-99.G7 Executed letter (August 24, 1998) to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio (renamed The Mid-Cap Value Equity Portfolio) to the Custodian Agreement between the Registrant and The Chase Manhattan Bank

EX-99.H2.i        Executed Amendment No. 24 (June 26, 2001) to Delaware
                  Investments Family of Funds Fund Accounting Agreement

EX-99.J           Consent of Auditors

EX-99.M4          12b-1 Plan for The International Equity Portfolio Class R